UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.     )
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

AMAZON.COM, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of 2026
Annual Meeting
of Shareholders
& Proxy Statement
9:00 a.m., Pacific Time
Wednesday, May 20, 2026
Virtual Meeting Site: www.virtualshareholdermeeting.com/AMZN2026

PROXY OVERVIEW
ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Wednesday, May 20, 2026
Meeting Agenda
Thank you for being an Amazon shareholder. No matter how large or small your holdings may be, your vote is important to us, and we encourage you to vote your shares in accordance with the Board’s recommendations. The information here is only an overview, and you can learn more before you vote by reading our Proxy Statement and Annual Report.
Voting Items	Board’s Voting Recommendation	More Information Beginning on Page
1. Election of 11 directors	FOR (each nominee)	2
2. Ratification of Ernst & Young as independent auditors	FOR	25
3. Advisory vote to approve executive compensation	FOR	28
4-7. Shareholder proposals	AGAINST (each proposal)	30
Shareholder Engagement (Since Beginning of 2025)
Engaged 66 of our 100 largest unaffiliated shareholders	Independent Director Participation shareholders owning more than 22% of our stock
Board of Directors

•
We have the appropriate mix of skills, qualifications, backgrounds, and tenures on the Board to support and help drive the Company’s long-term performance.

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Our Board’s composition represents a balanced approach to director tenure, allowing the Board to benefit from the experience of longer-serving directors combined with fresh perspectives from newer directors.

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The Board actively oversees our sustainability and corporate governance policies and initiatives, receives periodic reports on and discusses our enterprise risk assessments, oversees and receives regular reports on our regulatory compliance, and reviews shareholder feedback on these topics as we evolve our practices and disclosures.

Corporate Governance Highlights

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We have a single class of common stock with equal voting rights, such that one share equals one vote.

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We have a declassified board, meaning all of our directors are elected annually.

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We have a majority voting standard for the election of directors whenever the number of nominees does not exceed the number of directors to be elected.

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We have a lead independent director appointed by the independent directors to promote independent leadership of the Board.

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We have robust stock ownership guidelines for our directors.

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We engage year-round with our shareholders and other stakeholders, and our lead independent director and other independent directors periodically meet with our large and long-term shareholders.

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Our Board has significant interaction with and access to senior management and other employees.

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Our Board and the Leadership Development and Compensation Committee annually review executive succession planning.

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Our Board and individual directors conduct annual peer performance evaluations.

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We prohibit hedging, speculative, and derivative security transactions by directors, executive officers, and other senior employees.

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Shareholders owning at least 25% of our outstanding shares have the right to call a special meeting of the shareholders.

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Shareholders have a proxy access right on market-standard terms.

Executive Compensation Overview

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Our executive compensation philosophy is anchored on periodic grants of time-vested restricted stock units that vest over the long term, which strongly and directly align our executives’ compensation with the returns we deliver to shareholders. These awards focus executives on the true long-term success of our business, not on isolated one-, two-, or three-year goals that can encompass only a limited and selective portion of our objectives and that can reward executives with above-target payouts even when the stock price remains flat or declines.

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At our 2025 Annual Meeting of Shareholders, 78% of the votes cast supported our advisory vote to approve the compensation of our named executive officers. We are pleased with the broad support among our shareholders for our compensation practices, which we believe reflects the success of our extensive engagement with, and responsiveness to, shareholders in prior years.

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The Leadership Development and Compensation Committee did not grant any equity awards to our CEO or any of our named executives during 2025 and has not granted our CEO an award since 2021. Our Compensation Discussion and Analysis addresses other matters with respect to our named executives’ compensation.

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Having considered other approaches to structuring executive compensation arrangements, we remain committed to the structure of our executive compensation because it has worked effectively, having allowed us to:

✓
attract and retain incredibly talented people who have guided our business through countless challenges;

✓
develop our business in ways that we could not have conceived a few years earlier, including initiatives that later became AWS, Kindle, Alexa, Fulfillment by Amazon, Marketplace, and Prime Video;

✓
make long-term commitments to sustainability and other environmental, social, and human capital initiatives and goals; and

✓
drive strong long-term returns to our shareholders.

Shareholder Proposals and Vote Recommendations
Proposal:	Board of Directors Recommendation:	Page Reference:

4
Shareholder Proposal Requesting a Report on Charitable Partnerships

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We support a wide range of programs that help thousands of charities and communities across the U.S. and around the world. We select and work directly with community organizations for our corporate charitable giving that includes efforts such as expanding access to food and other critical social needs; supporting disaster relief efforts; investing in access to education, skills, and training; and creating affordable housing.

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We have risk management processes to protect the Company. For example, the Nominating and Corporate Governance Committee oversees and monitors our policies and initiatives relating to corporate social responsibility and related risks most relevant to the Company’s operations and engagement with customers, suppliers, and communities.

	AGAINST	33

5
Shareholder Proposal Requesting Additional Reporting on Impact of Data Centers on Climate Commitments

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We remain focused on meeting our climate goals, and we already provide regular, public updates on our progress, initiatives, and work in pursuit of our climate goals, including routinely reporting on our carbon intensity and on our efforts to reduce the carbon footprint of artificial intelligence (“AI”) workloads and make our data centers more sustainable and efficient. Our current public reporting already addresses the specific challenges highlighted by this proposal and makes the report requested in the proposal unnecessary.

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In 2024, our carbon intensity decreased for the sixth consecutive year, down 4% from 2023, with 11% business growth in the same period, demonstrating how we are working to decouple emissions growth from business growth.

	AGAINST	35

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Shareholder Proposal Requesting a Report on Impact of Climate Commitments

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We evaluate and adapt our sustainability approach to navigate evolving business, industry, and customer demands. While we are firm on our sustainability goals, our approach will continuously evolve with emerging challenges and opportunities, as we are seeing with the rapid adoption of AI.

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We continue to work at increasing the energy and water efficiency of our data centers, including through advances in power systems, cooling technology, and hardware architecture.

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The additional financial reporting requested by the proposal would be impractical, potentially misleading, and not meaningful to shareholders.

	AGAINST	38

Proposal:	Board of Directors Recommendation:	Page Reference:

7
Shareholder Proposal Requesting a Mandatory Independent Board Chair Policy

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We are committed to strong, independent leadership of the Board. Our lead independent director reinforces the Board’s independent oversight of management.

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Our governance guidelines and processes enable the Board to determine the optimal leadership structure for Amazon in light of our specific circumstances at any given time.

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Our current governance structure provides robust risk oversight by independent directors, and our current leadership structure and corporate governance practices are designed to be in the best interests of shareholders.

	AGAINST	42

Global Impact Highlights
Our Customers
We obsess over making customers’ lives better and easier with products and services for consumers, sellers, brands, developers, enterprises, and creators.
We offer sharp pricing, vast selection, and record delivery speeds. In 2025, we:
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Delivered to Prime members at our fastest speeds ever, with over 13 billion items arriving the same or next day globally.
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Held our biggest Prime Day event ever, with customers saving billions and independent sellers achieving record sales.
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Were named the lowest-priced U.S. retailer by Profitero, with online prices on average 14% lower than other major U.S. retailers.
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Expanded Same-Day and Next-Day Delivery to tens of millions of customers in more than 4,000 smaller U.S. cities, towns, and rural communities.
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Added perishable groceries to Same-Day Delivery, growing availability to more than 2,300 U.S. cities and towns.
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Launched 30-minute delivery on thousands of items from Amazon Now in various cities in India, Mexico, and the UAE, and tested in communities in the U.S. and UK.
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Debuted the redesigned Kindle Scribe lineup and expanded accessibility across our devices with eye gaze control for Fire tablets, real-time call translation on Alexa, adaptive controls for motor impairments, and AI-enhanced audio features on Fire TV and Prime Video.

We launched new AI-powered features that enhance shopping, selling, and home experiences, such as adding Alexa+ capabilities across Echo, Fire TV, and Ring devices for intelligent shopping and home management. We scaled our Rufus AI shopping assistant to more than 300 million customers and grew the number of customers using AI visual search with Lens by 45% year-over-year. In addition, we enhanced our generative AI Seller Assistant with agentic AI capabilities that enable AI to not just respond, but to reason, plan, and help take action with a seller’s permission, transforming how they run their businesses.
We launched generative AI tools and services that give AWS customers more choice and performance. In the last year, we:
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Launched a new class of AI agents, called frontier agents, to solve tasks more autonomously and over longer durations, such as Kiro, AWS Security Agent, and AWS DevOps Agent.

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Continued gaining momentum with AWS custom chips. Trainium2 is fully subscribed with 1.4 million chips landed and powers the majority of inference on Bedrock, a service used by over 100,000 companies. We launched Trainium3, which is up to 40% more price performant than Trainium2, and Graviton5, AWS’s most powerful and advanced CPU for a broad set of cloud workloads.

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Expanded Amazon Bedrock with more than 50 fully-managed models—including new Amazon Nova models—enabling customers to test and switch between models without rewriting code while accessing capabilities in coding, reasoning, and agentic workflows.

We create and offer world-class entertainment through Prime Video, Amazon MGM Studios, Amazon Music, and Amazon Games, including breaking several viewership records and expanding our sports line up. We produced the most-watched season in Thursday Night Football’s 20-year history, presented the most-streamed NFL game ever with the Packers vs. Bears Wild Card Playoff game, debuted NBA on Prime in more than 200 countries, and extended UEFA Champions League broadcast rights across four European countries through 2031. In addition, we added Peacock Premium Plus and Fox One to Prime Video, offering more than 100 subscriptions in the U.S., and launched the reimagined Luna cloud gaming service.
We continue to invent and invest in new areas that we believe customers will love. In the last year, we:
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Expanded the Amazon Leo low Earth orbit satellite fleet to more than 200 satellites; announced commercial agreements with JetBlue, Australia’s National Broadband Network, and Kazakhtelecom; and began initial network testing ahead of a wider commercial rollout.

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Unveiled Leo Ultra, an enterprise-grade customer terminal delivering simultaneous download speeds up to 1 Gbps and upload speeds up to 400 Mbps—the fastest commercial phased array antenna in production.

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Began offering Zoox’s robotaxi service in Las Vegas—the first fully autonomous ride-hailing service in a purpose-built robotaxi.

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Expanded Amazon Pharmacy Same-Day Delivery to more than 3,000 U.S. cities and towns.

Our Employees and Partners
In addition to inventing and delivering for customers, we strive to make every day better for our employees and partners. With more than one million employees across the U.S., we have created more jobs in the country than any other company over the past decade.
We continue to invest in competitive pay and benefits for our people around the world, including:
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Our $1 billion investment in U.S. employee pay and benefits, bringing average total compensation for U.S. fulfillment and transportation employees to more than $30 per hour including the value of elected benefits.

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Increased the minimum starting annual salary for UK operations employees to £29,744. Frontline operations employees across the UK receive starting pay at a minimum of £14.30 per hour.

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Lowered health costs for U.S. fulfillment and transportation employees, bringing basic medical plan costs down to $5 per week for employees. This is just one of the many benefits we offer, which also include a free Prime membership, pre-paid tuition programs, 401(k) with company match, and more.

Our goal is to set the benchmark for safety excellence across every industry in which we operate, and we continue to make meaningful, sustained improvement.
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Our Global Recordable Incident Rate improved 43% over the past six years and 14% year over year. Our Global Lost Time Incident Rate improved 70% over the past six years and 14% year-over-year.
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We’ve invested more than $2.5 billion to advance safety progress since 2019, including innovations, ergonomic improvements, and training programs.
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We announced plans to invest an additional $1.9 billion in the Delivery Service Partner program, adding to our total investment over the last seven years of  $16.7 billion.
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We trained over 180,000 Delivery Service Partner drivers on essential safety skills before they began road deliveries at our Amazon Integrated Last Mile Driver Academy.
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We introduced Vulcan, our first robot to combine sight and touch to navigate cluttered spaces like humans do, making jobs safer and easier.

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We conducted 10.4 million safety inspections globally—a 33% increase from 2024.

We support employees, partners, and members of our communities in preparing for the jobs of the future through education programs that enable advancement to higher-skilled, higher-earning roles:
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Announced Future Ready 2030, a $2.5 billion goal to provide education and skills training for 50 million people globally, including employees and the broader workforce.

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Upskilled over 700,000 employees globally, including frontline hourly workers in fulfillment centers and delivery stations.

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Expanded our Career Choice program in the U.S., which prepays up to 100% of tuition fees and expanded learning pathways and partner institutions. More than 300,000 employees have participated since launch.

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Launched robotics and engineering apprenticeships in the U.S. to prepare employees for AI-driven roles. Graduates of our Mechatronics and Robotics Apprenticeship earn up to 49% more after completion—approximately $21,500 more annually than entry-level fulfillment center roles.

Learn more at aboutamazon.com/workplace.

Our Planet
We work to create real, long-lasting positive impact on our customers, the communities where we operate, and the planet.
The Climate Pledge is our goal to reach net-zero carbon emissions by 2040. It brings more than 640 signatories from more than 60 industries and more than 45 countries together to accelerate joint action. We’ve also invested in more than 20 climate-tech startups to help drive innovative new solutions that can accelerate a path forward. Examples of investment recipients include startups like Brimstone, which produces low-carbon concrete, and Electra, which decarbonizes steel, both essential materials in building construction.
We’re investing in building design and lower carbon construction materials. This past year, we:
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Opened DII5, a first-of-its-kind mass-timber delivery station that includes 40 climate-forward designs under one roof, including lower-carbon concrete, rainwater runoff collection and reuse, and electric heat pumps.
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Brought a fulfillment center online in Japan that uses geothermal technology, known as geo-exchange, for heating and cooling, and leverages vertical solar panels to help power its operations with carbon-free energy.

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Continued building data centers using lower-carbon concrete and steel and implementing technology to operate more efficiently, including our custom designed In-Row Heat Exchanger—a closed-loop liquid cooling system that is 20% more power efficient than off-the-shelf solutions while using 9% less water than fully air-cooled sites.

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Announced in collaboration with Rio Tinto that AWS secured the first low-carbon copper for use in U.S. data centers as the first customer of industry pioneer Nuton Technology. AWS will provide cloud-based data and analytics to help optimize Nuton’s operations.

We continue efforts to minimize energy and water consumption in our data centers, with increased energy efficiency, significant investments in carbon-free energy, and many of our data centers only using water for cooling about 5% of the year as we work toward our 2030 goal of returning more water to communities than we use in AWS’s direct operations. This past year, we:
•
Announced a plan to expand water recycling to over 120 data centers in the U.S. by 2030, expected to preserve over 530 million gallons of drinking water annually.

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Invested in 45 water replenishment projects, which are expected to return over 18 billion liters of water each year once all are completed—equal to enough water to fill 7,300 Olympic swimming pools.

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Leveraged AI tools, such as FlowMS for leak detection at over 200 sites and BBAM for utility efficiency at over 300 sites, to make our buildings more efficient.

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Announced the launch of Get Blue in collaboration with Water.org, Gap, and Starbucks, an initiative to help fund access to safe water and sanitation through Water.org’s proven solutions.

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Were named one of the world’s largest corporate purchasers of carbon-free energy by Bloomberg NEF.

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Announced we have invested in more than 700 carbon-free energy projects worldwide, with the capacity to generate more than 40 gigawatts of electricity.

We deliver products in packaging that protects items while minimizing waste and making it easier to recycle, which has avoided 4.2 million metric tons of packaging since 2015. In 2024, we removed all plastic air pillows from our delivery packaging globally, helping avoid nearly 15 billion plastic air pillows annually. We retrofitted more than 120 of our automated packing machines that made plastic bags to now create made-to-fit paper bags across the U.S., helping us avoid more than 134 million plastic bags in 2024. We saw a significant year-over-year decrease in the number of shipments that contained single-use plastic delivery packaging in North America, reducing by almost half the number of shipments.
We continue to expand the use of zero-tailpipe-emission vehicles. We have deployed more than 40,000 electric delivery vehicles in our global transportation network, including more than 30,000 custom delivery vans making deliveries across thousands of U.S. cities. In 2024, Rivian vans delivered more than 1 billion packages to customers with zero tailpipe emissions.
Learn more at sustainability.aboutamazon.com.

Our Communities
We are committed to improving customers’ lives and contributing to the fabric of communities. We want communities to thrive because we’re there—creating jobs and affordable housing, investing in education, empowering small businesses, providing disaster relief, and operating sustainably at scale. These are all core to how we interact with communities.
When we become a part of a community, we work hard to be a good neighbor and make our communities stronger. That means creating jobs with good pay and benefits, building our fulfillment and data centers responsibly, and investing in local infrastructure like schools, affordable housing, and other essential services.
Our investments in the U.S. reached more than $340 billion in 2025, and we have contributed more than $1.8 trillion to the U.S. economy since 2010.
We engage and collaborate with local communities to address their unique needs, from infrastructure to talent attraction and workforce development programs. For example:
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More than 134,000 employees across 55 countries volunteered during our annual Global Month of Volunteering, supporting more than 2,500 organizations and communities.

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We delivered more than 60 million free meals from food banks across the U.S. and UK directly to families and individuals in need.

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We increased our commitment to help create and preserve affordable homes in our hometown regions of Puget Sound, National Capital, and Nashville, with plans to invest a total of  $3.6 billion in funding to make more than 35,000 properties remain affordable for 99 years.

Our disaster relief program leverages our technology and global logistics network to provide fast, effective aid for communities around the world impacted by natural disasters. We operate dedicated disaster relief hubs around the world to deliver relief to communities within hours of a hurricane, wildfire, or other disaster. Since 2017, we have used our global inventory, logistics infrastructure, and technology to support communities impacted by more than 200 natural disasters. We’ve donated and delivered more than 26 million relief items—like emergency supplies, hygiene kits, diapers, baby formula, and water—globally. In 2025, we responded to 30 natural disasters across 12 countries, including:
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Donating and delivering over 500,000 relief items to 29 organizations during the L.A. wildfires, part of Amazon’s $10 million response with drone and cloud technology support.
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Working with more than 200 food banks across central and southeastern Mexico to distribute more than 2,000 boxes of food after devastating flooding. Each box held enough food to support a family of four for up to 10 days.
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Donating $3 million to support the Washington State Emergency Fund, American Red Cross, and United Ways of the Pacific Northwest to respond to destructive rains, winds, and landslides in western Washington and delivering more than 75,000 relief items in the hours and days after the floods.
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Delivering portable technology solutions to power and connect hospitals, police stations, and emergency operations in Jamaica as part of our commitment to help Caribbean communities recover from Hurricane Melissa.

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Flying Amazon Air to Alaska to deliver more than 6,800 relief items after Typhoon Halong swept homes into the sea.

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Bringing together 600 employees to unload and sort donations to support communities impacted by flooding in Central Texas.

Learn more at aboutamazon.com/impact/community.

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS
Date and Time	Virtual Meeting Site
Wednesday, May 20, 2026 9:00 a.m., Pacific Time	www.virtualshareholdermeeting.com/AMZN2026
Items of Business:	Our Board of Directors Recommends You Vote:
• To elect the eleven directors named in the Proxy Statement to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified	FOR the election of each director nominee

• To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2026	FOR the ratification of the appointment

• To conduct an advisory vote to approve our executive compensation	FOR approval, on an advisory basis

• To consider and act upon the shareholder proposals described in the Proxy Statement, if properly presented at the Annual Meeting	AGAINST each of the shareholder proposals

• To transact such other business as may properly come before the meeting or any adjournment or postponement thereof

The Board of Directors has fixed March 26, 2026 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.
By Order of the Board of Directors
Susan K. Jong
Secretary
Seattle, Washington
April 9, 2026
Important Notice Regarding the Availability of Proxy Materials for the Amazon.com, Inc. Shareholder Meeting to be Held on May 20, 2026. The Proxy Statement and our 2025 Annual Report are available at www.proxyvote.com.

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current facts, including statements regarding our environmental, social, and other sustainability plans, initiatives, projections, goals, commitments, expectations, or prospects, are forward-looking. We use words such as anticipates, believes, commits, expects, future, goal, intends, plans, projects, seeks, and similar expressions to identify forward-looking statements. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results or outcomes could differ materially due to a variety of factors. Risks and uncertainties that could cause our actual results to differ significantly from management’s expectations are described in our 2025 Annual Report on Form 10-K and our 2024 Amazon Sustainability Report. Any standards of measurement and performance made in reference to our environmental, social, and other sustainability plans and goals are developing and based on assumptions, and no assurance can be given that any such plan, initiative, projection, goal, commitment, expectation, or prospect can or will be achieved. Inclusion of environmental, social, or other sustainability information is not an indication that the subject or information is material to our business, strategy, outlook, operating results, or financial condition or material as it relates to our impact on other parties or sustainability matters. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

AMAZON.COM, INC.
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Wednesday, May 20, 2026
The enclosed proxy is solicited by the Board of Directors of Amazon.com, Inc. (“Amazon” or the “Company”) for the Annual Meeting of Shareholders to be held virtually, via the Internet, at 9:00 a.m., Pacific Time, on Wednesday, May 20, 2026, and any adjournment or postponement thereof. For more information about the Annual Meeting, including how to attend and vote your shares, please see “Annual Meeting Information” on page 65.
Voting via the Internet, mobile device, or by telephone helps save money by reducing postage and proxy tabulation costs. To vote by any of these methods, read this Proxy Statement, have your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form in hand, and follow the instructions below for your preferred method of voting. Each of these voting methods is available 24 hours per day, seven days per week.
We encourage you to cast your vote by one of the following methods:

VOTE BY INTERNET Shares Held of Record: http://www.proxyvote.com	VOTE BY QR CODE Shares Held of Record: See Proxy Card	VOTE BY TELEPHONE Shares Held of Record: 800-690-6903
Shares Held in Street Name: See Notice of Internet Availability or Voting Instruction Form	Shares Held in Street Name: See Notice of Internet Availability or Voting Instruction Form	Shares Held in Street Name: See Voting Instruction Form
Our principal offices are located at 410 Terry Avenue North, Seattle, Washington 98109. This Proxy Statement is first being made available to our shareholders on or about April 9, 2026.

2026 Proxy Statement       1

ITEM 1— ELECTION OF DIRECTORS

In accordance with our Bylaws, the Board has fixed the number of directors constituting the Board at eleven, as of the Annual Meeting. The Board, based on the recommendation of the Nominating and Corporate Governance Committee, proposed that the following eleven nominees be elected at the Annual Meeting, each of whom will hold office until the next Annual Meeting of Shareholders or until his or her successor shall have been elected and qualified:
• Jeffrey P. Bezos • Andrew R. Jassy • Edith W. Cooper • Jamie S. Gorelick • Daniel P. Huttenlocher • Andrew Y. Ng	• Indra K. Nooyi • Jonathan J. Rubinstein • Brad D. Smith • Patricia Q. Stonesifer • Wendell P. Weeks
Each of the nominees is currently a director of Amazon.com, Inc. and has been elected to hold office until the 2026 Annual Meeting or until his or her successor has been elected and qualified. The nominees were most recently elected at the 2025 Annual Meeting of Shareholders. Biographical and related information on each nominee is set forth below. On April 7, 2026, Keith B. Alexander informed the Company that he would not stand for re-election at the Annual Meeting.
The Board expects that the eleven nominees will be available to serve as directors. However, if any of them should be unwilling or unable to serve, the Board may decrease the size of the Board or may designate substitute nominees, and the proxies will be voted in favor of any such substitute nominees.
Why We Recommend You Support This Proposal

•
We have the appropriate mix of skills, qualifications, backgrounds, and tenures on the Board to support and help drive the Company’s long-term performance.

•
Our Board’s composition represents a balanced approach to director tenure, allowing the Board to benefit from the experience of longer-serving directors combined with fresh perspectives from newer directors.

•
The Board actively oversees our sustainability and corporate governance policies and initiatives, receives periodic reports on and discusses our enterprise risk assessments, oversees and receives regular reports on our regulatory compliance, and reviews shareholder feedback on these topics as we evolve our practices and disclosures.

The Board of Directors recommends a vote “FOR” each nominee.

2

BOARD OF DIRECTORS INFORMATION
In evaluating the nominees for the Board of Directors, the Board and the Nominating and Corporate Governance Committee take into account the qualities they seek for directors, and the directors’ individual qualifications, skills, expertise, and background in the context of the Company’s operations, so that collectively the Board operates as a diverse, engaged, and effective body to oversee and direct the Company’s management, operations, and strategy. Each of our director candidates possesses many skills and qualifications that enable them to effectively and productively contribute to the Board’s oversight of Amazon, and key aspects of their skills, qualifications, expertise, and background are discussed below in each biography and under “Board Composition.” When evaluating re-nomination of existing directors, the Committee also considers the nominees’ past and ongoing effectiveness on the Board, the Board’s current composition and succession planning, and the Company’s evolving business needs.
Biographical Information

Jeffrey P. Bezos
Founder and Executive Chair of
Amazon
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Financial

•
Risk Management

•
Community & Stakeholder Relations

•
Public Policy & Geopolitics

•
Emerging Technology &
Innovation

•
Retail & Digital Commerce

•
Marketing, Media, & Brand Management

Expertise Provided to the Board
Mr. Bezos’s individual qualifications and skills as a director include his customer-focused point of view, his willingness to encourage invention, his long-term perspective, and his ongoing contributions as founder and Executive Chair.
Background
Mr. Bezos has been Chair of the Board since founding the Company in 1994. Prior to becoming Executive Chair in July 2021, he served as Chief Executive Officer from May 1996 to July 2021 and as President from founding until June 1999 and again from October 2000 to July 2021.
Other Experience and Qualifications
•
Executive Chair of the Bezos Earth Fund, which he founded with a commitment of $10 billion to be disbursed as grants within the current decade to fight climate change and protect nature

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Founded the Bezos Day One Fund, a $2 billion commitment to focus on making meaningful and lasting impacts in two areas: funding existing non-profits that help families experiencing homelessness and creating a network of new, non-profit tier-one preschools in low-income communities

•
Founded Blue Origin with the vision of enabling a future where millions of people are living and working in space for the benefit of Earth

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Owns The Washington Post, a major U.S. newspaper dedicated to the principles of a free press and winner of more than 75 Pulitzer Prizes

•
Co-founded AI company Project Prometheus in February 2025 and has served as co-CEO since November 2025

Age: 62	Director since: July 1994	Board committees: None	Other current public company boards: None

2026 Proxy Statement       3

BOARD OF DIRECTORS INFORMATION

Andrew R. Jassy
President and
CEO of Amazon
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Financial

•
Risk Management

•
Community & Stakeholder
Relations

•
Public Policy & Geopolitics

•
Emerging Technology &
Innovation

•
Retail & Digital Commerce

•
Marketing, Media, & Brand Management

Expertise Provided to the Board
Mr. Jassy’s customer-focused and long-term-oriented approach, as well as his deep knowledge of and experience across all of the Company’s businesses, including as the first Chief Executive Officer and leader of Amazon Web Services, provides the Board a unified vision of the Company’s operations and long-term strategy, an experienced perspective on the Company’s workplace environment and culture, and key insights into the Company’s strategy, challenges, and successes.
Background
Mr. Jassy has been President and Chief Executive Officer of the Company since July 2021. He founded and led Amazon Web Services since its inception in 2006, serving as its Chief Executive Officer from April 2016 to July 2021 and its Senior Vice President from April 2006 until April 2016. Mr. Jassy joined the Company in 1997, and, prior to founding AWS, he held various leadership roles across the Company, including leading both businesses and functional areas.
Other Experience and Qualifications
•
Chair and founding member of the board of directors of Rainier Prep, a charter middle school focused on college prep for all students

•
Member of the National Academy of Engineering

Age: 58	Director since: July 2021	Board committees: None	Other current public company boards: None

4

BOARD OF DIRECTORS INFORMATION

Edith W. Cooper
Co-Founder of Medley Living, Inc. and Former EVP of Goldman Sachs Group, Inc.
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Financial

•
Risk Management

•
Community & Stakeholder
Relations

Expertise Provided to the Board
Ms. Cooper brings deep human capital management expertise to the Board, including from her nine years as Executive Vice President, Global Head of Human Capital Management of Goldman Sachs, and her prior work heading up various business units at Goldman Sachs informs the Board’s assessment of capital markets and business strategy. She also brings a unique combination of personal experience with the challenges that face small and medium-sized businesses and the perspective of overseeing rapidly growing and innovating companies as well as large international companies operating in technology, consumer markets, and financial investment and management fields.
Background
Ms. Cooper is a co-founder of Medley Living, a membership-based community for personal and professional growth that launched in September 2020. In addition, Ms. Cooper served as Executive Vice President, Global Head of Human Capital Management of Goldman Sachs from March 2008 to December 2017. Previously at Goldman Sachs, Ms. Cooper led various client franchise businesses for the firm.
Other Experience and Qualifications
•
Director of PepsiCo, Inc. since September 2021; director of MSD Acquisition Corp. from March 2021 to March 2023; director of EQT AB from October 2018 to June 2022; director of Etsy, Inc. from April 2018 to September 2021; and director of Slack Technologies, Inc. from January 2018 to July 2021

•
Trustee of the Museum of Modern Art since 2017

•
Member of the Museum Council of the Smithsonian National Museum of African American History and Culture since 2018

•
Trustee of Mount Sinai Health Systems, Institute for Health Equity Research, an organization dedicated to addressing longstanding disparities in health and health care, since 2017

Age: 64	Director since: September 2021	Board committees: Leadership Development and Compensation (Chair)	Other current public company boards: PepsiCo, Inc.

2026 Proxy Statement       5

BOARD OF DIRECTORS INFORMATION

Jamie S. Gorelick
Lead Independent Director of Amazon
Senior Counsel with Wilmer Cutler
Pickering Hale and Dorr LLP
Additional Skills:
•
Human Capital Management

•
Public Company Executive

•
Financial

•
Risk Management

•
Community & Stakeholder
Relations

•
Public Policy & Geopolitics

Expertise Provided to the Board
Ms. Gorelick brings a unique perspective to the Board on domestic and international public policy and government regulation issues through her broad and extensive experience in the federal government and with a leading law firm. She also has extensive experience addressing workplace issues, both on a policy level and in practice, through her work advising companies and institutions. She is sought after as a counselor on environmental issues. Her service on other large international public company boards and her experience advising large publicly traded companies on corporate governance, crisis management, and regulatory and compliance issues helps the Board anticipate and navigate governance and policy matters.
Background
Ms. Gorelick has been a Senior Counsel with the law firm Wilmer Cutler Pickering Hale and Dorr since January 2026 and was previously a Partner from July 2003 to December 2025. She has held numerous positions in the U.S. government, serving as Deputy Attorney General of the United States, General Counsel of the Department of Defense, Assistant to the Secretary of Energy, and a member of the bipartisan National Commission on Terrorist Threats Upon the United States.
Other Experience and Qualifications
•
Director of VeriSign, Inc. since January 2015, where she chairs the Corporate Governance and Nominating Committee; director of United Technologies Corporation from February 2000 to December 2014; and director of Schlumberger Limited from April 2002 to June 2010

•
Chair of the Urban Institute, the United States’ leading research organization dedicated to developing evidence-based insights that improve people’s lives and strengthen communities, from 2014 to 2024 and a director from 2004 to 2024

•
One of the founding supporters of the Washington Legal Clinic for the Homeless, where she was also a long-time board member

•
Served as a member of Harvard University’s Board of Overseers from 2000 to 2006 and a board member of the MacArthur Foundation from 2001 to 2013

Age: 75	Director since: February 2012	Board committees: Nominating and Corporate Governance	Other current public company boards: VeriSign, Inc.

6

BOARD OF DIRECTORS INFORMATION

Daniel P. Huttenlocher
Dean of MIT Schwarzman College
of Computing
Additional Skills:
•
Human Capital Management

•
Risk Management

•
Community & Stakeholder
Relations

•
Emerging Technology &
Innovation

Expertise Provided to the Board
Dr. Huttenlocher’s extensive experience as an internationally-recognized computer scientist holding senior positions at Massachusetts Institute of Technology (MIT) and Cornell University, Cornell Tech, and the Xerox Palo Alto Research Center, puts him in the forefront of emerging computing technologies, helping the Board assess technology opportunities available to the Company, while his work as a college administrator contributes to his human capital management experience. He also brings to the Board a unique understanding of the intersection between human capital and technology, computing, and robotic advancements that directly relate to the Company’s current and future workforce, informing such areas as key investments in safety, ergonomics, and use of robotics. He also brings deep insight into artificial intelligence as an emerging technology and the way it is transforming society, which he explored as a co-author of the book “The Age of AI: And Our Human Future”. His work as an administrator, researcher, and educator in a university environment further provides the Board insights into culture, career development, and work/life interests of a young and technologically-sophisticated population.
Background
Dr. Huttenlocher has been the Dean of MIT Schwarzman College of Computing since August 2019. He served as Dean and Vice Provost, Cornell Tech, a research, technology commercialization, and graduate-level educational facility of Cornell University, from 2012 to July 2019 and worked in various positions for Cornell University from 1988 to 2012.
Other Experience and Qualifications
•
Director of Corning Incorporated since February 2015

•
Board member of the John D. and Catherine T. MacArthur Foundation from 2010 to 2022, including serving as chair from 2018 to 2022

Age: 67	Director since: September 2016	Board committees: Leadership Development and Compensation Security (Chair)	Other current public company boards: Corning Incorporated

2026 Proxy Statement       7

BOARD OF DIRECTORS INFORMATION

Andrew Y. Ng
Managing General Partner,
AI Fund LP
Founder, DeepLearning.AI LLC
Founder and Executive Chairman, LandingAI, Inc.
Chairman and Co-Founder, Coursera, Inc.
Managing Partner, AI Aspire, LLC
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Community & Stakeholder
Relations

•
Emerging Technology &
Innovation

Expertise Provided to the Board
Dr. Ng is a global leader in both AI and education. His academic and private sector work developing machine learning and deep learning algorithms and supporting companies developing and adopting AI applications informs the Board’s perspective on the opportunities and challenges that AI presents and its transformative social and business potential. Dr. Ng has authored or co-authored more than 200 research papers on machine learning, robotics, and other related fields, bringing deep insight into a range of emerging technologies. Dr. Ng is also a successful entrepreneur, having founded several companies and has worked closely with entrepreneurs through AI Fund, which supports entrepreneurs to build AI companies. This experience supports the Board’s evaluation of developments in AI, machine learning, and related technologies and oversight of related risks. As a founder, an executive, and a successful educator in both traditional university and innovative online environments, Dr. Ng also has important human capital management skills, with particular insight into young and technologically-sophisticated populations.
Background
Dr. Ng has served as Managing General Partner of AI Fund, a venture studio that supports entrepreneurs in building AI companies, since January 2018. Dr. Ng also has led DeepLearning.AI, an education technology company he founded to provide AI training, since June 2017. Dr. Ng is also the Founder of LandingAI, which provides visual AI solutions, where he has served as Executive Chairman since August 2024 and previously served as Chief Executive Officer and Chairman from October 2017 to August 2024.
Dr. Ng has also served as the Managing Partner of AI Aspire, an advisory firm for AI strategy, since its formation in July 2025. Dr. Ng currently also serves as an adjunct professor in Computer Science at Stanford University.
Dr. Ng co-founded and served as co-Chief Executive Officer of Coursera, an open online course provider, from January 2012 until April 2014; he has also served as Chairman of the company since 2014.
Other Experience and Qualifications
•
Chief Scientist & VP of Baidu, Inc., a multinational technology company, from May 2014 to April 2017

•
Founding Lead of Google, Inc.’s Google Brain (Deep Learning) Project from 2011 to 2012

Age: 49	Director since: April 2024	Board committees: Nominating and Corporate Governance	Other current public company boards: Coursera, Inc.

8

BOARD OF DIRECTORS INFORMATION

Indra K. Nooyi
Former Chair and CEO
of PepsiCo, Inc.
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Financial

•
Risk Management

•
Community & Stakeholder
Relations

•
Public Policy & Geopolitics

•
Retail & Digital Commerce

•
Marketing, Media, & Brand
Management

Expertise Provided to the Board
Mrs. Nooyi’s leadership experience holding a variety of senior executive roles over a 25-year career at PepsiCo, including as Chief Executive Officer, President, and Chief Financial Officer, helps the Board oversee the risks and management of a large corporation with international operations, including financial planning, capital allocation, marketing, and accounting matters, and assess the Company’s grocery businesses and consumer-focused product development. At PepsiCo, Mrs. Nooyi managed a global workforce that included several hundred thousand employees, and was the architect of Performance with Purpose (PwP), a business transformation strategy focused on delivering financial performance while shifting the company’s portfolio to healthier products, reducing water use and the company’s carbon footprint and moving to a closed loop plastics system, and creating an environment at PepsiCo where all employees could be supported as associates and family builders/nurturers. This experience provides an important perspective as the Board guides the Company’s continued focus on constant invention and customer obsession.
Background
Mrs. Nooyi was the Chief Executive Officer of PepsiCo, a multinational food, snack, and beverage company, from October 2006 to October 2018, where she also served as the Chair of its board of directors from May 2007 to February 2019. She was elected to PepsiCo’s board of directors and became its President and Chief Financial Officer in 2001, and held leadership roles in finance and corporate strategy and development after joining PepsiCo in 1994.
Other Experience and Qualifications
•
Director of Honeywell International Inc. since January 2026; director of Royal Philips since May 2021; director of Schlumberger Limited from April 2015 to April 2020

•
Member of the Dean’s Advisory Council at MIT’s School of Engineering since 2020

•
Trustee of Memorial Sloan Kettering Cancer Center, the world’s oldest and largest private cancer center, since 2020

•
Trustee of the National Gallery of Art since 2021

Age: 70	Director since: February 2019	Board committees: Audit (Chair)	Other current public company boards: Honeywell International Royal Philips

2026 Proxy Statement       9

BOARD OF DIRECTORS INFORMATION

Jonathan J. Rubinstein
Former co-CEO of Bridgewater
Associates, LP
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Financial

•
Risk Management

•
Emerging Technology &
Innovation

•
Retail & Digital Commerce

•
Marketing, Media, & Brand
Management

Expertise Provided to the Board
Mr. Rubinstein brings to the Board the perspective of a proven technology builder, innovator, and business leader, including overseeing product design, development, marketing, and manufacturing, with particular relevance for the Company’s devices and consumer electronics businesses. He also provides experience with operations and financial statement and accounting matters. Mr. Rubinstein also supports the Board through his deep experience addressing talent development, management, and retention, including oversight of workplace environment and culture, through his roles as a senior executive and director at numerous technology and finance companies.
Background
Mr. Rubinstein was co-Chief Executive Officer of Bridgewater Associates, a global investment management firm, from May 2016 to April 2017. Previously, Mr. Rubinstein was Senior Vice President, Product Innovation, for the Personal Systems Group at the Hewlett-Packard Company, a multinational information technology company, from July 2011 to January 2012, and served as Senior Vice President and General Manager, Palm Global Business Unit, at Hewlett-Packard from July 2010 to July 2011. Mr. Rubinstein was Chief Executive Officer and President of Palm, Inc., a smartphone manufacturer, from June 2009 until its acquisition by Hewlett-Packard in July 2010, and Chair of the Board of Palm, Inc. from October 2007 through the acquisition. Prior to joining Palm, Mr. Rubinstein was a Senior Vice President at Apple Inc., also serving as the General Manager of the iPod Division.
Other Experience and Qualifications
•
Lead director of Robinhood Markets, Inc. since May 2021; director of Qualcomm Incorporated, from May 2013 to May 2016

Age: 69	Director since: December 2010	Board committees: Nominating and Corporate Governance (Chair) Security	Other current public company boards: Robinhood Markets, Inc.

10

BOARD OF DIRECTORS INFORMATION

Brad D. Smith
President of Marshall University
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Financial

•
Risk Management

•
Community & Stakeholder
Relations

•
Public Policy & Geopolitics

•
Emerging Technology &
Innovation

•
Retail & Digital Commerce

•
Marketing, Media, & Brand
Management

Expertise Provided to the Board
Mr. Smith’s 19 years of senior executive leadership experience at Intuit Inc., where he led its transformation from a North American desktop company to a global cloud product and financial platform company designed to empower and delight consumers, the self-employed, and small businesses, provides the Board with keen insights in cloud computing, privacy, and the development and marketing of consumer and small-business services. He also contributes to the Board’s depth of senior executive experience guiding corporate strategy, business transformation, and capital allocation. Mr. Smith has deep human capital management experience, including guiding and overseeing workplace environment and culture, having retained and fostered Intuit’s core values and character through a decade of transformative growth that placed the company on “Best Places to Work” lists over multiple years.
Background
Mr. Smith has served as President of Marshall University since January 2022. Mr. Smith served as Executive Chairman of Intuit, a business software company, from January 2019 to January 2022, President and Chief Executive Officer of Intuit from January 2008 to December 2018, and Chairman of the board of directors of Intuit from January 2016 to January 2019.
Other Experience and Qualifications
•
Director of JPMorgan Chase & Co. since January 2025; director of Humana Inc. from September 2022 to April 2025; director of Nordstrom, Inc. from January 2013 to May 2022; and director of Momentive Global Inc. (formerly SVMK Inc.) from May 2017 to February 2022

•
In 2019, founded the Wing 2 Wing Foundation, which seeks to provide resources and guidance for education, equality, and entrepreneurship in underserved and overlooked communities in the United States

Age: 62	Director since: September 2023	Board committees: Audit	Other current public company boards: JPMorgan Chase & Co.

2026 Proxy Statement       11

BOARD OF DIRECTORS INFORMATION

Patricia Q. Stonesifer
Former President and CEO of
Martha’s Table
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Financial

•
Community & Stakeholder
Relations

•
Public Policy & Geopolitics

•
Emerging Technology &
Innovation

•
Retail & Digital Commerce

•
Marketing, Media, & Brand Management

Expertise Provided to the Board
Ms. Stonesifer’s extensive leadership and financial management experience at for-profit, government, and non-government organizations, experience with emerging technologies and consumer-focused product development and marketing issues, and in-depth knowledge of the Company’s business, growth, and culture helps the Board oversee the Company’s operations and strategy. Her broad public policy perspective gained through her past and on-going roles helps the Board assess and manage business and political risks and opportunities.
Background
Ms. Stonesifer served as the interim Chief Executive Officer of The Washington Post from June 2023 to January 2024. She served as the President and Chief Executive Officer of Martha’s Table, a non-profit, from April 2013 to March 2019. She served as Chair of the Board of Regents of the Smithsonian Institution from January 2009 to January 2012 and as Vice Chair from January 2012 to January 2013. From September 2008 to January 2012, she served as senior advisor to the Bill and Melinda Gates Foundation, a private philanthropic organization, where she was Chief Executive Officer from January 2006 to September 2008 and President and Co-chair from June 1997 to January 2006. Since September 2009, she has also served as a private philanthropy advisor. From 1988 to 1997, she worked in many roles at Microsoft Corporation, including as a Senior Vice President of the Interactive Media Division, and also served as the Chairwoman of the Gates Learning Foundation from 1997 to 1999.
Other Experience and Qualifications
•
Trustee of The Rockefeller Foundation, a private foundation dedicated to promoting the well-being of humanity throughout the world, from 2019 to 2025

•
Member of the Board of Directors of Co-Impact, a global philanthropic collaborative supporting locally-rooted coalitions working to achieve impact at scale in Africa, Asia, and Latin America, from 2022 to 2025, and Chair from 2024 to 2025

•
Member of the Museum Council of the Smithsonian National Museum of African American History and Culture from 2012 to 2020, and emeritus member of the Museum Council since 2021

•
Member of the Board of Advisors of TheDream.US, a college access and success program for immigrant students, since 2020

Age: 69	Director since: February 1997	Board committees: Leadership Development and Compensation	Other current public company boards: None

12

BOARD OF DIRECTORS INFORMATION

Wendell P. Weeks
Chairman, CEO, and President of
Corning Incorporated
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Financial

•
Risk Management

•
Community & Stakeholder Relations

•
Public Policy & Geopolitics

•
Emerging Technology &
Innovation

Expertise Provided to the Board
As the long-tenured chief executive of Corning Incorporated, a 175 year-old company that has grown by combining unparalleled expertise in science and physics with deep manufacturing and engineering capabilities, Mr. Weeks brings to the Board a strong commitment to product development, innovation, invention, and technology, reinforced by his experience having earned 47 U.S. patents, combined with expertise in capital allocation, business finance and accounting, strategy execution, and global operations management. His oversight of climate change initiatives in the areas of clean air and renewable energy, including Corning’s creation of new products in glass and ceramics vital to industry transformation, helps the Board oversee sustainability matters, while his work with a diverse and global unionized and non-unionized workforce provides an informed perspective on the Company’s human capital and workplace safety initiatives.
Background
Mr. Weeks has been the Chief Executive Officer of Corning, a leading glass and materials science innovator, since April 2005, Chairman of the board of directors since April 2007, and President since October 2025. He has also held a variety of financial, commercial, business development, and general management positions across Corning’s Market-Access Platforms and technologies since he joined the company in 1983.
Other Experience and Qualifications
•
Director of Merck & Co., Inc. from February 2004 to May 2020

•
Member of the Board of Trustees for the Corning Museum of Glass, which is dedicated to enriching and engaging local and global communities by sharing knowledge, collections, programs, facilities, and resources, since 2001

•
Member of the Board of Trustees for the Institute for Advanced Study from July 2022 to July 2024

•
Member of the Liveris Academy Honorary Board

•
Member of the White House Advisory Committee for Trade Policy and Negotiations

Age: 66	Director since: February 2016	Board committees: Audit	Other current public company boards: Corning Incorporated

2026 Proxy Statement       13

BOARD OF DIRECTORS INFORMATION
Board Composition
The Nominating and Corporate Governance Committee annually reviews the tenure, performance, and contributions of existing Board members to the extent they are candidates for re-election and considers all aspects of each candidate’s qualifications and skills in the context of the Company’s needs at that point in time. Among the qualifications and skills of a candidate considered important by the Nominating and Corporate Governance Committee are: a commitment to representing the long-term interests of shareholders; customer experience skills; Internet savvy; an inquisitive and objective perspective; the willingness to take appropriate risks; leadership ability; human capital management; personal and professional ethics, integrity, and values; practical wisdom and sound judgment; international business experience; and business and professional experience in fields such as retail, operations, technology, finance/accounting, product development, intellectual property, law, multimedia entertainment, and marketing. In evaluating director candidates’ time commitments, the Nominating and Corporate Governance Committee annually considers whether each candidate is in compliance with the limits on other public company board service contained in our Board of Directors Guidelines on Significant Corporate Governance Issues. Specifically, the Board believes that directors who are executive officers of public companies should not serve on more than two public company boards at a time, and that other directors should not serve on more than three public company boards at a time.
As stated in the Board of Directors Guidelines on Significant Corporate Governance Issues, the Nominating and Corporate Governance Committee seeks out candidates with a diversity of experiences, backgrounds, and perspectives. The Nominating and Corporate Governance Committee seeks to include, and has any search firm that it engages seek to include, a diversity of experiences, backgrounds, and perspectives in the pool from which the Committee selects qualified director candidates. The Board assesses its effectiveness in this regard as part of its annual Board and director evaluation process. Currently, of our nine independent director nominees, four are women, three are from underrepresented racial/ethnic groups, and three have served for five years or less. Our Board’s composition also represents a balanced approach to director tenure, allowing the Board to benefit from the experience of longer-serving directors combined with fresh perspectives from newer directors (with two new directors on-boarding and two directors leaving within the last three years). The tenure range of our director nominees is as follows:
Tenure on Board (As of April 9, 2026)	Number of Director Nominees
More than 10 years	5
6-10 years	2
5 years or less	4

14

BOARD OF DIRECTORS INFORMATION
Board Skills and Characteristics
Each of our director nominees has substantial senior leadership experience needed to oversee a company of our size and scale, human capital management experience that is required to oversee our large, diverse, and talented workforces, and other relevant professional experience. Key skills, qualifications, and attributes of our director nominees include:
	Bezos	Jassy	Cooper	Gorelick	Huttenlocher	Ng	Nooyi	Rubinstein	Smith	Stonesifer	Weeks
Human Capital Management: Experience managing employee development, retention, and relations on a large scale												11
Global Business & Operations: Brings a deep understanding of international dynamics relevant to our global footprint and complex operations												9
Public Company Executive: Experience as a senior executive at a publicly traded company												10
Financial: Experience relevant to overseeing financial strategy and operations, capital allocation, and reporting												9
Risk Management: Experience relevant to overseeing the strategy and risks of a complex organization, including cybersecurity												9
Community & Stakeholder Relations: Experience in the non-profit or NGO community and supporting communities and other stakeholders												10
Public Policy & Geopolitics: Experience navigating complex stakeholder considerations with domestic and international governments												7
Emerging Technology & Innovation: Expertise relevant to overseeing our various and rapidly evolving technological opportunities and risks, including cloud-based services, AI, cybersecurity, and devices												8
Retail & Digital Commerce: Experience relevant to overseeing our customer- and partner-focused businesses, product development, privacy protections, and retail operations												6
Marketing, Media, & Brand Management: Experience relevant to overseeing our marketing strategies, entertainment development, and brand building												6

2026 Proxy Statement       15

BOARD OF DIRECTORS INFORMATION
Corporate Governance
Board Leadership
The Board is responsible for the control and direction of the Company. The Board represents the shareholders, and its primary purpose is to build long-term shareholder value. The Chair of the Board is selected by the Board, and Jeff Bezos, our founder, currently serves as Executive Chair. The Board believes that this leadership structure is appropriate given Mr. Bezos’s role in founding Amazon and his significant ownership stake. The Board believes that this leadership structure improves the Board’s ability to focus on key policy and operational issues and helps the Company operate in the long-term interests of shareholders.
In addition, the independent directors on the Board have appointed a lead independent director from the Board’s independent directors, currently Jamie S. Gorelick, in order to promote independent leadership of the Board. The lead independent director presides over the executive sessions of the independent directors, chairs Board meetings in the Chair’s absence, works with management and the independent directors to approve agendas, schedules, information, and materials for Board meetings, and is available to engage directly with major shareholders where appropriate. In addition, the lead independent director confers from time to time with the Chair of the Board and the independent directors and reviews, as appropriate, the annual schedule of regular Board meetings and major Board meeting agenda topics. The guidance and direction provided by the lead independent director reinforce the Board’s independent oversight of management and contribute to communication among members of the Board.
Director Independence
The Board has determined that the following directors are independent as defined by Nasdaq rules: Gen. Alexander, Ms. Cooper, Ms. Gorelick, Dr. Huttenlocher, Dr. Ng, Mrs. Nooyi, Mr. Rubinstein, Mr. Smith, Ms. Stonesifer, and Mr. Weeks. In assessing directors’ independence, the Board took into account certain transactions, relationships, and arrangements involving some of the directors and concluded that such transactions, relationships, and arrangements did not impair the independence of the director. For Mr. Weeks, the Board considered payments in the past three years in the ordinary course of business from the Company to Corning Incorporated or its affiliates. For Dr. Ng, the Board considered payments in the past year in the ordinary course of business from the Company to DeepLearning.AI LLC or its affiliates. All such payments were not significant for any of these companies.
Risk Oversight
As part of regular Board and committee meetings, the directors oversee executives’ management of risks relevant to the Company. While the full Board has overall responsibility for risk oversight, the Board has delegated responsibility related to certain risks to the Audit Committee, the Leadership Development and Compensation Committee, the Nominating and Corporate Governance Committee, and the Security Committee.
The Audit Committee is responsible for overseeing management of risks related to our financial statements and financial reporting process, assessment of risks related to business continuity and operational risks, the qualifications, independence, and performance of our independent auditors, the performance of our internal audit function, legal and regulatory matters, our compliance policies and procedures, tax planning and compliance, and political contributions and lobbying expenses.
The Leadership Development and Compensation Committee is responsible for overseeing management of risks related to succession planning and compensation for our executive officers and our overall compensation program, including our equity-based compensation plans, as well as risks related to other human capital management matters, including workplace health and safety, culture, diversity, discrimination, and harassment. The Nominating and Corporate Governance Committee is responsible for overseeing management of risks related to our sustainability and other environmental and corporate social responsibility practices, including risks related to our operations and supply chain and responsible AI development and AI governance. In particular, the Nominating and Corporate Governance Committee and the Leadership Development and Compensation Committee oversee and receive regular reports from, and provide direction to, management on our strategies related to sustainability, human capital, health and safety, and diversity and inclusion.

16

BOARD OF DIRECTORS INFORMATION
The Security Committee oversees the Company’s policies and procedures for protecting the Company’s security infrastructure and for compliance with applicable data protection and security regulations, and related risks. The Security Committee receives reports regarding such risks from management, including our chief security officer, and reports to the Board at least annually. The Committee also oversees the Board’s response to any significant cybersecurity incidents. The Company requires employees with access to information systems, including all corporate employees, to undertake data protection and cybersecurity training and compliance programs annually.
The full Board regularly reviews reports from management on various aspects of our business, including related risks and tactics and strategies for addressing them. At least annually, the Board reviews our CEO succession planning as described in our Board of Directors Guidelines on Significant Corporate Governance Issues.
Corporate Governance Documents
Please visit our investor relations website at www.amazon.com/ir, “Corporate Governance,” for additional information on our corporate governance, including:
•
our Amended and Restated Certificate of Incorporation and Bylaws;

•
the Board of Directors Guidelines on Significant Corporate Governance Issues, which includes policies on shareholder communications with the Board, director attendance at our annual meetings, director resignations to facilitate our majority vote standard, director stock ownership guidelines, director board service limits, and succession planning;

•
the charters approved by the Board for the Audit Committee, the Leadership Development and Compensation Committee, and the Nominating and Corporate Governance Committee;

•
the Code of Business Conduct and Ethics; and

•
our U.S. Political Engagement Policy and Statement.

Our Code of Business Conduct and Ethics and Insider Trading Guidelines set forth policies and procedures governing the purchase, sale, and other transactions in Company securities by directors, officers, and employees. These policies and procedures, as well as procedures that the Company follows, are reasonably designed to promote compliance with insider trading laws, rules, and regulations and applicable listing standards.
Sustainability Initiatives
We regularly publish information regarding our sustainability and other environmental, social, and human capital goals and initiatives on our website, including in our annual Sustainability Report. We also disclose our performance using the Global Reporting Initiative (“GRI”), the Sustainability Accounting Standards Board (“SASB”), the Task Force on Climate-related Financial Disclosures (“TCFD”), and the United Nations (“UN”) Guiding Principles on Business and Human Rights reporting frameworks. Key highlights from our website and our 2024 Sustainability Report include:
•
The Climate Pledge and Carbon-Free Energy. In 2019, we co-founded The Climate Pledge, a goal to reach net-zero carbon emissions across our global operations by 2040. We are proud that more than 640 companies across more than 60 industries and more than 45 countries have joined The Climate Pledge. As part of this goal, we publish our carbon footprint and calculation methodology. In 2024, while we saw a 6% increase in absolute carbon emissions, we continued our work to decouple emissions from business growth and achieved a 4% reduction in carbon intensity compared to 2023, with 11% business growth during the same period. This metric allows us to measure how our carbon footprint is changing relative to the growth of the business. We have reduced our carbon intensity approximately 40% since committing to The Climate Pledge goal in 2019.

We have also continued to invest in accelerating climate action, new technologies, and innovation. Through the Climate Pledge Fund, we have invested in more than 20 climate-tech start-ups that are advancing sustainable technologies and services across hard-to-abate sectors, with the goal of supporting these companies to lower the overall cost to decarbonize Amazon and the broader economy. In addition, we established the Right Now Climate Fund, supporting nature conservation and climate resilience in communities around the world, through which we have disbursed more than $67 million to finance 19 projects across 14 countries, protecting and restoring 49,000 hectares of land area since 2019. Amazon also continues to be a leader in carbon-free energy, investing in nuclear energy, small modular reactor (“SMR”) technology, and wind and solar power, with more than 700 projects across 28 countries. In 2025, we were one of the world’s largest

2026 Proxy Statement       17

BOARD OF DIRECTORS INFORMATION
corporate purchasers of carbon-free energy. We are also decarbonizing our transportation network by deploying zero-emission vehicles, using low-carbon fuels, optimizing routing and transportation network efficiency, investing in emerging technologies, and collaborating with others to accelerate cross-sector innovation. We plan to deploy 100,000 electric delivery vans by 2030, with more than 30,000 on the road globally now, and we continue to expand our micro-mobility fleet in the U.S. and Europe with e-cargo bikes and on-foot deliveries.
•
Data Center Innovation and Efficiency. We are working to decrease the carbon footprint of our data centers, including by using carbon-free sources of energy (renewable sources and nuclear energy, among others), using lower-carbon alternatives for building construction, and increasing operational efficiency. We have also developed new AWS data center components, offering 12% more compute power with improved availability and efficiency, and a novel, direct-to-chip liquid cooling solution for high-density AI compute chips in new and existing data centers. These components are expected to reduce mechanical energy consumption by up to 46% compared to previous designs during peak cooling conditions, without increasing water usage.

•
Water and Other Natural Resources. We set a goal of being water positive by 2030, returning more water to communities than we use across our data center operations. We aim to achieve this by improving water use effectiveness and efficiency, using more sustainable sources such as recycled water and harvested rainwater, reusing and reducing needs for cooling water, and delivering water replenishment in the communities where we operate. We are also innovating in new ways to help with our water use. For example, AWS’s implementation of integrated liquid cooling for AI workloads helped achieve a global water use efficiency metric of 0.15 liters per kilowatt-hour—a 40% improvement since 2021. Through this collective work, by the end of 2024, AWS was 53% of the way toward meeting our water positive by 2030 goal.

•
Circular Economy and Avoiding and Managing Waste. We are working to send less material to landfills and more back into the circular economy. Amazon is minimizing waste, including food waste and plastics, increasing recycling, and providing options for our customers to keep items in use longer through repair, refurbishment, resale as pre-owned, or recycling. We created our Ships in Product Packaging program to deliver eligible items safely in just their original manufacturers’ packaging—without an additional Amazon delivery box or bag. In 2024, 12% of our packages globally were shipped without additional packaging, and since 2020, over 6 billion shipments have been delivered with only their original packaging in North America and Europe. We are improving the design and materials used for our packaging, reducing weight, using machine learning algorithms and AI models to identify optimal packaging type and size, and improving the composition of our plastic packaging to use less material and incorporate more recycled content. We have continued to take steps to reduce single-use plastics in our outbound packaging, and since 2024, we have eliminated all plastic air pillows from our delivery packaging used at our global fulfillment centers. Since 2021, we have disclosed the total metric tons of single-use plastic used across our global operations network to ship orders to customers, and in 2024, we reduced the amount of single-use plastic delivery packaging globally by 16.4% compared to 2023.

•
Responsible AI. We are committed to, and are a leader in, the responsible development and use of AI and machine learning, including technologies like foundation models and generative AI. For example, our commitment to responsible AI has eight core priorities that include privacy and security, safety, fairness, transparency, and governance. We also believe collaboration among companies, governments, researchers, and the AI community is critical to foster the development of AI that is safe, responsible, and trustworthy. To that end, we have closely collaborated with efforts such as the G7 AI Hiroshima Process Code of Conduct and the AI Safety Summits in the UK and Seoul, and through organizations like the Frontier Model Forum and Partnership on AI, we actively drive AI safety research and shape technical standards.

•
Investing in Our Communities. Amazon supports our communities by expanding access to food and other critical social needs, supporting disaster relief efforts, investing in access to education, skills, and training, and creating affordable housing. Since 2017, Amazon has donated and delivered more than 26 million relief items to support communities impacted by more than 200 disasters around the world, and we now operate 15 dedicated disaster relief hubs around the world. Amazon’s housing fund helps create and preserve affordable homes in our three hometown regions of Puget Sound, National Capital, and Nashville. In 2024, we increased our total commitment to $3.6 billion to help create or preserve 35,000 affordable homes in these communities, and we have now helped to create or preserve more than 10,000 affordable homes across the Puget Sound region and 10,000 affordable homes in the National Capital region.

•
Human Rights. Our commitment and approach to human rights are informed by leading international standards and frameworks developed by the UN and the International Labour Organization (“ILO”), including the UN Universal Declaration of Human Rights, the Core Conventions of the ILO, and the ILO Declaration on Fundamental Principles and Rights at Work. We have codified our commitment to human rights in our Amazon Global Human Rights Principles, which we updated in 2025 to better align with evolving business needs, international standards, and industry best practices. We also

18

BOARD OF DIRECTORS INFORMATION
publish Supply Chain Standards, which detail the requirements and expectations for all suppliers of goods and services for Amazon, including service providers, vendors, selling partners, contractors, and subcontractors. We continue to refine our approach to assess, prioritize, and address human rights risks across our business activities. In 2024, we expanded our human rights and environmental due diligence work to encompass a broader range of key businesses and enterprises, including AWS, Operations, Stores, Grocery, and Corporate Real Estate. The results of these due diligence assessments strengthen our understanding of systemic and business-specific risks and inform action plans to mitigate future risks.
•
Human Capital. We support our employees through initiatives focusing on workplace health and safety, investments in benefits and opportunities, and employee engagement, and we publish information about our employee experience. Our goal is to set the benchmark for safety excellence across every industry in which we operate. Since 2019, we have invested more than $2.5 billion to advance safety progress, including innovations, ergonomic improvements, and training programs, and in 2026, we have committed hundreds of millions of dollars more. In 2025, we announced that we are investing over $1 billion to raise pay and lower health care costs for U.S. fulfillment and transportation employees, bringing the average pay for those roles to more than $23 per hour, more than triple the federal minimum wage, and the average total compensation to more than $30 per hour when the value of elected benefits is included. Benefits include health care starting on the first day of employment for regular full-time employees; Career Choice, which pre-pays 100% of tuition at more than 475 education partners; a 401(k) plan with a Company match; flexible time-off options that increase with tenure; paid parental leave and family support programs; and an employee assistance program, offering mental health short-term counseling, referrals, and work-life support.

•
Inclusive Experiences. We are committed to creating a diverse and inclusive company with equal opportunity for all, helping us provide the best range of products and services for our vast and varied customer base. This drives our commitment to equitable and inclusive employment and business opportunities. For example, our employee-led groups, which engage employees around the world, foster community and support and are open to all at Amazon. In 2024, we expanded Amazon Huddles—conversations that help build an inclusive culture—to reach tens of thousands of employees globally. We are committed to compensating our employees fairly and equitably and publish details on gender and racial/ethnic group pay statistics.

These ambitious and impactful goals and initiatives build on Amazon’s long-term commitment to sustainability, as well as our commitment to supporting our employees, partners in our supply chain, and our communities. These are just some examples of the many sustainability and other environmental, social, and human capital initiatives we have underway, as we seek to constantly invent across the Company. We encourage you to learn more about these initiatives and our progress towards meeting our goals by reviewing our reports, policies, and commitments, many of which are available at www.aboutamazon.com/about-us/amazon-reports.
Shareholder Engagement
We believe that effective corporate governance includes year-round engagement with our shareholders. Our shareholder engagement team includes employees whose full-time, year-round responsibilities include engaging with our investors, communicating with management and directly with our Board members to inform them on topics discussed and feedback received in the course of their engagement meetings, and coordinating and promoting the effectiveness of direct shareholder engagement meetings that our directors participate in. We meet regularly with our shareholders, including both large and small investors, to discuss business strategy, performance, compensation philosophy, corporate governance, and environmental and social topics. In a typical year, we will engage with dozens of shareholders, including our largest shareholders, two or more times a year. This outreach is complementary to the hundreds of touchpoints our Investor Relations team has with shareholders each year. We find it beneficial to have ongoing dialogue with our shareholders throughout the year on a full range of investor priorities (instead of engaging with shareholders only prior to our annual meeting on issues to be voted on in the proxy statement). Depending on the circumstance, our lead independent director and other independent directors engage in these conversations with shareholders as well.
Since the beginning of 2025, we have engaged with 66 of our 100 largest unaffiliated shareholders, as well as with numerous other shareholders. Our lead independent director participated in one-on-one or small group meetings with shareholders owning more than 22% of our stock. In addition, the Board and Board committees receive a number of letters from investors, and our directors review our responses to such correspondence and provide direction as necessary. Our direct engagement with shareholders helps us better understand our shareholders’ priorities, perspectives, and areas of concern, while giving us an opportunity to elaborate on our many initiatives and practices and to address the extent to which

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BOARD OF DIRECTORS INFORMATION
various aspects of these matters are (or are not) significant given the scope and nature of our operations and our existing practices. We take insights from this feedback into consideration and regularly share them with our Board as we review and evolve our practices and disclosures.
Board Meetings and Committees
The Board meets regularly during the year, and holds special meetings and acts by unanimous written consent whenever circumstances require. During 2025, there were 6 meetings of the Board. All incumbent directors attended at least 75% of the aggregate of the meetings of the Board and committees on which they served occurring during 2025. All directors then serving attended the 2025 Annual Meeting of Shareholders. In addition, during 2025, the Board participated in regularly scheduled teleconference discussions on various topics, generally on a monthly basis.
The Board has established an Audit Committee, a Leadership Development and Compensation Committee, a Nominating and Corporate Governance Committee, and a Security Committee, each of which is comprised entirely of directors who meet the applicable independence requirements of the Nasdaq rules. The Committees keep the Board informed of their actions and provide assistance to the Board in fulfilling its oversight responsibility to shareholders. The table below provides current membership information as well as meeting information for the last fiscal year.
Name	Audit Committee	Leadership Development and Compensation Committee	Nominating and Corporate Governance Committee	Security Committee
Jeffrey P. Bezos
Andrew R. Jassy
Keith B. Alexander(1)
Edith W. Cooper
Jamie S. Gorelick
Daniel P. Huttenlocher
Andrew Y. Ng
Indra K. Nooyi
Jonathan J. Rubinstein
Brad D. Smith
Patricia Q. Stonesifer
Wendell P. Weeks
Total Meetings in 2025	6	5	4	2

  Executive Chair

  Committee Chair

  Lead Independent Director

(1)
Gen. Alexander is not standing for re-election at the Annual Meeting.

20

BOARD OF DIRECTORS INFORMATION
The functions performed by these Committees are summarized below.
Audit Committee

The Audit Committee represents and assists the Board in fulfilling its oversight responsibility relating to our financial statements and financial reporting process, assessment of risks related to business continuity and operational risks, the qualifications, independence, and performance of our independent auditors, the performance of our internal audit function, legal and regulatory matters, our compliance policies and procedures, tax planning and compliance, and policies, procedures, and reports on political contributions and lobbying expenses. The Board has designated each of Messrs. Smith and Weeks and Mrs. Nooyi as an Audit Committee Financial Expert, as defined by Securities and Exchange Commission (“SEC”) rules.

Recent Focus Areas
During the past year, the Audit Committee met with management and reviewed matters that included:
•
the Company’s risk assessment, including business continuity and operational risks, and compliance functions;

•
data privacy;

•
policies, procedures, and reports on political contributions and lobbying expenses;

•
treasury and investment matters;

•
tax matters;

•
financial statements and financial reporting;

•
accounting industry issues;

•
the performance of our internal audit function;

•
the reappointment of our independent auditor; and

•
pending litigation and regulatory compliance.

The Audit Committee annually reviews the Company’s U.S. Political Engagement Policy and Statement and a report on the Company’s public policy expenditures. The Audit Committee also met with the auditors to review the scope and results of the auditor’s annual audit and quarterly reviews of the Company’s financial statements.

Leadership Development and Compensation Committee

The Leadership Development and Compensation Committee evaluates our programs and practices relating to talent and leadership development, reviews and establishes compensation of the Company’s executive officers, oversees management of risks for succession planning and our overall compensation program, including our equity-based compensation plans, and oversees the Company’s strategies and policies related to human capital management, all with a view towards maximizing long-term shareholder value. The Committee may engage compensation consultants but did not do so in 2025, and during 2025 reviewed and discussed peer company compensation benchmarking and surveys prepared by management and by a consulting firm hired by management to provide survey data. The Committee oversees the Company’s Code of Business Conduct and Ethics with respect to compliance with, and reports pursuant to, the Company’s workplace non-discrimination and anti-harassment policies. Additional information on the Committee’s processes and procedures for considering and determining executive compensation is contained in the Compensation Discussion and Analysis section of this Proxy Statement.

2026 Proxy Statement       21

BOARD OF DIRECTORS INFORMATION

Recent Focus Areas
During the past year, the Leadership Development and Compensation Committee met with management and reviewed matters that included:
•
the design, amounts, and effectiveness of the Company’s compensation of senior executives;

•
management succession planning;

•
the Company’s benefit and compensation programs;

•
the Company’s human resources programs, including review of workplace discrimination and harassment reports, worker health and safety and workplace conditions, and diversity and inclusion matters; and

•
feedback from the Company’s shareholder engagement, particularly with respect to the 2025 advisory vote approving the compensation of our named executive officers.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee reviews and assesses the composition and compensation of the Board, assists in identifying potential new candidates for director, recommends candidates for election as director, and oversees the Company’s sustainability, corporate social responsibility, and corporate governance policies and initiatives. The Nominating and Corporate Governance Committee also recommends to the Board compensation for newly elected directors and reviews director compensation as necessary.

Recent Focus Areas
During the past year, the Nominating and Corporate Governance Committee met with management and reviewed matters that included:
•
the Board’s composition, diversity of experiences, backgrounds, and perspectives, and skills in the context of identifying and evaluating new director candidates to join the Board;

•
the Board’s recruitment and self-evaluation processes;

•
Board compensation;

•
Board Committee membership and qualifications;

•
consideration of the Company’s policies and initiatives regarding sustainability, corporate social responsibility, and corporate governance;

•
review of the Company’s approach to responsible AI development and AI governance;

•
review of recent public relations initiatives; and

•
feedback from the Company’s shareholder engagement.

Security Committee

The Security Committee oversees the Company’s policies and procedures for protecting the Company’s security infrastructure and for compliance with applicable data protection and security regulations, and related risks. The Security Committee receives reports regarding such risks from management, including our chief security officer, and reports to the Board at least annually. The Committee also oversees the Board’s response to any significant cybersecurity incidents.

22

BOARD OF DIRECTORS INFORMATION

Recent Focus Areas
During the past year, the Security Committee met with management and reviewed matters that included:
•
the Amazon Security organization’s ongoing investments in the Company’s security infrastructure and management of and response to cybersecurity risks as well as physical security risks;

•
cybersecurity-related internal audit findings and initiatives; and

•
regulatory and governance updates related to cybersecurity.

Director Nominations
The Nominating and Corporate Governance Committee considers candidates for director who are recommended by its members, by other Board members, by shareholders, and by management, as well as those identified by a third-party search firm retained to assist in identifying and evaluating possible candidates. The Nominating and Corporate Governance Committee evaluates director candidates recommended by shareholders in the same way that it evaluates candidates recommended by its members, other members of the Board, or other persons, as described above under “Board Composition.”
Shareholder Recommendations for Directors
Shareholders wishing to submit recommendations for director candidates for consideration by the Nominating and Corporate Governance Committee must provide the following information in writing to the attention of the Secretary of Amazon.com, Inc. by certified or registered mail:
•
the name, address, and biography of the candidate, and an indication of whether the candidate has expressed a willingness to serve;

•
the name, address, and phone number of the shareholder or group of shareholders making the recommendation; and

•
the number of shares of common stock beneficially owned by the shareholder or group of shareholders making the recommendation, the length of time held, and to the extent any shareholder is not a registered holder of such securities, proof of such ownership.

To be considered by the Nominating and Corporate Governance Committee for the 2027 Annual Meeting of Shareholders, a director candidate recommendation must be received by the Secretary of Amazon.com, Inc. by December 10, 2026.
Our Bylaws provide a proxy access right for shareholders, pursuant to which a shareholder, or group of up to 20 shareholders, may include director nominees (representing up to 20% of the number of directors in office) in our proxy materials for annual meetings of our shareholders. To be eligible to utilize these proxy access provisions, the shareholder or group must have owned at least 3% of the aggregate of the issued and outstanding shares of our common stock continuously for at least the prior three years and must satisfy the additional eligibility, procedural, and disclosure requirements set forth in our Bylaws.
Compensation of Directors
Director Compensation Philosophy
Our directors do not receive cash compensation for their services as directors or as members of committees of the Board, but we pay reasonable expenses incurred for attending meetings. At the discretion of the Board, directors are eligible to receive stock-based awards under the 1997 Stock Incentive Plan, as amended and restated (the “1997 Plan”). Similar to compensation for our employees, the compensation for our Board members is aligned with long-term value creation because it consists solely of restricted stock unit awards that have three-year vesting periods. Likewise, because our compensation program is designed to promote long-term performance and operate over a period of years, directors typically do not receive stock-based awards every year, and instead have in the past received awards only once every three years. Our Board members’ compensation will be negatively impacted if our stock price declines and will be favorably impacted if the stock performs

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BOARD OF DIRECTORS INFORMATION
beyond the initial stock price at grant date. By not accepting cash compensation, only restricted stock unit awards, the Board sets a tone at the top that compensation should be based on long-term value creation.
2025 Stock Awards
Based on the Nominating and Corporate Governance Committee’s recommendation, the Board approved restricted stock unit awards for: (1) 4,806 shares to Mrs. Nooyi on March 12, 2025, vesting in three equal annual installments on May 15, 2026, May 15, 2027, and May 15, 2028; and (2) 4,695 shares to Ms. Stonesifer and Messrs. Huttenlocher and Rubinstein on September 10, 2025, vesting in three equal annual installments on November 15, 2026, November 15, 2027, and November 15, 2028. The awards were designed to provide approximately $355,000 in compensation annually, in each case based on an assumed value of the restricted stock units vesting in each year, which compensation represents the 50th percentile for annual director compensation among a group of peer companies. When determining the amount and vesting schedule for directors’ restricted stock unit awards, the Nominating and Corporate Governance Committee and Board have not varied awards based on specific committee service.
Each grant compensates for future performance, and no portion of a restricted stock unit award vests until the year after it is granted. If a director leaves the Board prior to a vest date for any reason, he or she will forfeit all or any portion of the restricted stock unit award that has not previously vested.
The following table sets forth for the year ended December 31, 2025 all compensation reportable for directors who served during 2025, as determined by SEC rules.
Director Compensation for 2025
Name	Stock Awards(1)
Jeffrey P. Bezos(2)	$—
Andrew R. Jassy(2)	—
Keith B. Alexander(3)	—
Edith W. Cooper(4)	—
Jamie S. Gorelick(5)	—
Daniel P. Huttenlocher(6)	1,095,757
Andrew Y. Ng(7)	—
Indra K. Nooyi(8)	953,534
Jonathan J. Rubinstein(6)	1,095,757
Brad D. Smith(3)	—
Patricia Q. Stonesifer(6)	1,095,757
Wendell P. Weeks(9)	—

(1)
Stock awards are reported at aggregate grant date fair value as determined under applicable accounting standards. The grant date fair value for restricted stock units as reported in the table above is determined based on the number of shares granted multiplied by the average of the high and the low trading price of common stock of the Company on the grant date, without regard to the fact that the grants vest annually over three years. See Note 1, “Description of Business, Accounting Policies, and Supplemental Disclosures—Stock-Based Compensation,” in Item 8, “Financial Statements and Supplementary Data,” in our 2025 Annual Report on Form 10-K.

(2)
Mr. Bezos and Mr. Jassy did not receive any compensation for their services as directors in addition to their compensation for services as executive officers.

(3)
Gen. Alexander and Mr. Smith each held 2,605 unvested restricted stock units as of December 31, 2025. Gen. Alexander is not standing for re-election at the Annual Meeting.

(4)
Ms. Cooper held 4,084 unvested restricted stock units as of December 31, 2025.

(5)
Ms. Gorelick held 5,354 unvested restricted stock units as of December 31, 2025.

(6)
Ms. Stonesifer, Dr. Huttenlocher, and Mr. Rubinstein each held 4,695 unvested restricted stock units as of December 31, 2025.

(7)
Dr. Ng held 3,968 unvested restricted stock units as of December 31, 2025.

(8)
Mrs. Nooyi held 4,806 unvested restricted stock units as of December 31, 2025.

(9)
Mr. Weeks held 5,448 unvested restricted stock units as of December 31, 2025.

24

ITEM 2—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

Under the rules and regulations of the SEC and Nasdaq, the Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent auditors. In addition, the Audit Committee considers the independence of our independent auditors and participates in the selection of the independent auditor’s lead engagement partner. The Audit Committee has appointed, and, as a matter of good corporate governance, is requesting ratification by the shareholders of the appointment of, the registered public accounting firm of Ernst & Young LLP (“EY”) to serve as independent auditors for the fiscal year ending December 31, 2026. EY has served as our independent auditor since 1996. The Audit Committee considered a number of factors in determining whether to re-engage EY as the Company’s independent registered public accounting firm, including the length of time the firm has served in this role, the firm’s professional qualifications and resources, the firm’s past performance, and the firm’s capabilities in handling the breadth and complexity of our business, as well as the potential impact of changing independent auditors.
The Board of Directors and the Audit Committee believe that the continued retention of EY as the Company’s independent auditor is in the best interests of the Company and its shareholders. If shareholders do not ratify the selection of EY, the Audit Committee will evaluate the shareholder vote when considering the selection of a registered public accounting firm for the audit engagement for the 2027 fiscal year. In addition, if shareholders ratify the selection of EY as independent auditors, the Audit Committee may nevertheless periodically request proposals from the major registered public accounting firms and as a result of such process may select EY or another registered public accounting firm as our independent auditors.
Why We Recommend You Support This Proposal

•
The Audit Committee undertakes a robust evaluation process each year to confirm that the retention of EY as our independent auditor continues to be in our shareholders’ best interests.

•
EY has served as our independent auditor since 1996, which provides the firm with a deep understanding, and the ability to handle the breadth and complexity, of our business.

•
EY provides only limited services other than audit and audit-related services.

The Board of Directors recommends a vote “FOR” ratification of the appointment of EY as our independent auditors for the fiscal year ending December 31, 2026.

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AUDITORS
Representatives of EY are expected to participate in the Annual Meeting and will have an opportunity to make a statement and respond to appropriate questions from shareholders.
Fee Information
The table below sets forth the aggregate audit fees billed and expected to be billed by EY for the indicated fiscal year and the fees billed and expected to be billed by EY for all other services rendered during the indicated fiscal year:
	Fiscal 2025	Fiscal 2024
Audit Fees	$47,260,000	$41,937,000
Audit-Related Fees	11,696,965	8,454,000
Tax Fees	0	0
All Other Fees	300,000	828,000
Total Fees	59,256,965	51,219,000
Audit Fees
Audit fees include the aggregate fees for the audit of our annual consolidated financial statements and internal controls, and the reviews of each of the quarterly consolidated financial statements included in our Forms 10-Q. These fees also include statutory and other audit work performed with respect to certain of our subsidiaries.
Audit-Related Fees
Audit-related fees include accounting advisory services related to the accounting treatment of transactions or events, including acquisitions, and to the adoption of new accounting standards, as well as additional procedures related to accounting records performed to comply with regulatory reporting requirements and providing certain attest reports, including for sustainability reporting.
Tax Fees
Tax fees, if any, include tax compliance services and assistance with tax audits.
All Other Fees
All other fees were for advisory services related to sustainability reporting and ISO compliance.
Pre-Approval Policies and Procedures
All of the fees described above were approved by the Audit Committee. The Audit Committee is responsible for overseeing the audit fee negotiations associated with the retention of EY to perform the audit of our annual consolidated financial statements and internal controls. The Audit Committee has adopted a pre-approval policy under which the Audit Committee approves in advance all audit and non-audit services to be performed by our independent auditors. As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC’s rules on auditor independence. In accordance with the pre-approval policy, the Audit Committee has pre-approved certain specified audit and non-audit services to be provided by EY if they are initiated within 18 months after the date of the pre-approval (or within such other period from the date of pre-approval as may be provided). If there are any additional

26

AUDITORS
services to be provided, a request for pre-approval must be submitted by management to the Audit Committee for its consideration under the policy. Finally, in accordance with the pre-approval policy, the Audit Committee has delegated pre-approval authority to each of its members. Any member who exercises this authority must report any pre-approval decisions to the Audit Committee at its next meeting.
Audit Committee Report
The Audit Committee is composed solely of independent directors meeting the applicable requirements of the Nasdaq rules. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements, and for the reporting process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Company’s independent auditors are engaged to audit and report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States and the effectiveness of the Company’s internal control over financial reporting.
In this context, the Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements for the year ended December 31, 2025 (the “Audited Financial Statements”), management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and the independent auditors’ evaluation of the Company’s system of internal control over financial reporting. The Audit Committee has discussed with Ernst & Young LLP, the Company’s independent auditors, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.
Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the Securities and Exchange Commission.
The Audit Committee
Indra K. Nooyi
Brad D. Smith
Wendell P. Weeks

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ITEM 3—ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are asking shareholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables and narrative.
As described in the Compensation Discussion and Analysis section of this Proxy Statement, the Leadership Development and Compensation Committee has structured our executive compensation program to tie total compensation to long-term performance that supports shareholder value, as reflected primarily in our stock price.
We believe our executive compensation program works well for our employees and for our shareholders. For example, as of the end of 2025, our stock price had increased approximately 9,691% over twenty years (a compound annual growth rate of 26%), 583% over ten years, 42% over five years, and 175% over three years. This does not mean that our stock price increased on a year-over-year basis each of these years; for example, in 2014, our stock declined by 22%, and in 2022, our stock declined by 50%.
Our compensation philosophy is anchored on periodic grants of time-vested restricted stock units that vest over the long term, which strongly and directly align our executives’ compensation with the returns we deliver to shareholders. For example, due to our stock price performance, our CEO’s 2025 realized compensation increased by 13% from 2024 and his 2024 realized compensation increased by 37% from 2023 even though the number of stock units that vested declined each year, showing the alignment between our executive compensation program and our shareholder returns.
In addition, at our 2025 Annual Meeting of Shareholders, 78% of the votes cast supported our advisory vote to approve the compensation of our named executive officers. We are pleased with the broad support among our shareholders for our compensation practices, which we believe reflects the success of our extensive engagement with, and responsiveness to, shareholders in prior years.
We urge shareholders to read the Compensation Discussion and Analysis, as well as the Summary Compensation Table and related compensation tables and narrative, which provide detailed information on the compensation of our named executive officers. The Leadership Development and Compensation Committee and the Board believe that the policies and procedures articulated in the Compensation Discussion and Analysis are effective in achieving our goals and that the compensation of our named executive officers has supported and contributed to our success.
This item is being presented pursuant to Section 14A of the Securities Exchange Act of 1934, as amended. After the 2026 Annual Meeting, our next advisory vote on executive compensation will occur at our 2027 Annual Meeting of Shareholders. Although this advisory vote is not binding, the Leadership Development and Compensation Committee will consider the voting results when evaluating our executive compensation program.

28

Why We Recommend You Support This Proposal

•
Our compensation is simple, transparent, and strongly aligns our executives’ compensation with the returns we deliver to shareholders:

✓
Our named executive officers’ compensation consists primarily of periodic grants of time-vested RSUs subject to long-term vesting requirements that assume a fixed annual increase in the stock price, so that compensation is negatively impacted if our stock price is flat or declines;

✓
The Leadership Development and Compensation Committee did not grant any equity awards to our CEO or any of our named executives during 2025 and has not granted our CEO an award since 2021. Our Compensation Discussion and Analysis addresses other matters with respect to our named executives’ compensation;

✓
Salaries are nominal ($365,000 per year or less); and

✓
Other compensation consists of 401(k) matching contribution and security arrangements.

•
We focus on long-term shareholder value that is realized by share price appreciation.

•
We do not tie cash or equity compensation to one or a few discrete performance goals and believe performance goals would undermine our focus on innovation and quick adaptation.

•
We do not provide “above-target” equity award payouts, so the number of shares vesting cannot be increased from what was awarded; instead, we rely on stock price performance to increase the value of awards.

•
We do not provide severance or retirement benefits or accelerate vesting upon termination or retirement.

•
We do not maintain executive compensation plans other than our stock plan.

•
At our 2025 Annual Meeting of Shareholders, 78% of the votes cast supported our advisory vote to approve the compensation of our named executive officers. We are pleased with the broad support among our shareholders for our compensation practices, which we believe reflects the success of our extensive engagement with, and responsiveness to, shareholders in prior years.

•
Having considered other approaches to structuring executive compensation arrangements, we remain committed to the structure of our executive compensation because it has worked effectively, having allowed us to:

✓
attract and retain incredibly talented people who have guided our business through countless challenges;

✓
develop our business in ways that we could not have conceived a few years earlier, including initiatives that later became AWS, Kindle, Alexa, Fulfillment by Amazon, Marketplace, and Prime Video;

✓
make long-term commitments to sustainability and other environmental, social, and human capital initiatives and goals; and

✓
drive strong long-term returns to our shareholders.

The Board of Directors recommends a vote “FOR” approval, on an advisory basis, of our executive compensation as described in this Proxy Statement.

2026 Proxy Statement       29

SHAREHOLDER PROPOSALS
We believe strongly that we can conduct our business in ways that support long-term shareholder value by supporting our environment and communities around the globe. We begin each day with a determination to make better, do better, and be better for our customers, our employees, our partners, and the world at large. The discussion above under “Corporate Governance—Sustainability Initiatives” describes some of the many sustainability and other environmental, social, and human capital initiatives we have underway, as we seek to constantly invent across the Company. These ambitious and impactful goals and initiatives build on Amazon’s long-term commitment to sustainability as well as our commitment to supporting our employees, partners in our supply chain, and our communities. We devote significant time and resources to enhancing transparency about these initiatives and our progress towards meeting our goals. We post reports and updates on these goals and initiatives as well as other reports, policies, and commitments on our website, many of which are also available at www.aboutamazon.com/about-us/amazon-reports:
Reports, Policies, and Commitments
Sustainability Report	sustainability.aboutamazon.com
Safety Reporting	www.aboutamazon.com/news/workplace/amazon-workplace-safety-2025-injury- reduction
Global Human Rights Principles	sustainability.aboutamazon.com/human-rights/principles
Inclusive Experiences and Technology	www.aboutamazon.com/workplace/diversity-inclusion
Responsible AI	www.aboutamazon.com/what-we-do/artificial-intelligence-ai/responsible-ai
Community Impact Reporting	www.aboutamazon.com/news/community/amazon-affordable-homes-free-stem- american-communities-amazon
Global Economic Impact and Tax Contribution	ir.aboutamazon.com/corporate-governance/Tax
Tax Principles	ir.aboutamazon.com/corporate-governance/Tax
Small Business Empowerment Report	www.aboutamazon.com/news/small-business/amazon-2024-small-business- empowerment-report
Brand Protection Report	trustworthyshopping.aboutamazon.com/2024-brand-protection-report
Our Positions	www.aboutamazon.com/about-us/our-positions
Political Engagement Policy and Statement	ir.aboutamazon.com/corporate-governance/Political-Engagement
We also value hearing from and engaging with our shareholders on these topics, as we believe that effective corporate governance includes year-round engagement with our shareholders. We meet regularly with both large and small investors throughout the year and engage in productive discussions regarding business strategy, performance, compensation philosophy, corporate governance, and environmental and social topics. At times, our lead independent director, the Chair of the Nominating and Corporate Governance Committee, or the Chair of the Leadership Development and Compensation Committee joins these meetings. This direct engagement helps us better understand our shareholders’ priorities, perspectives, and areas of concern, while giving us an opportunity to elaborate on our many initiatives and practices and to address the extent to which various aspects of these matters are (or are not) significant given the scope and nature of our operations and our existing practices. We take insights from this feedback into consideration and regularly share them with our Board as we review and evolve our practices and disclosures.
We also receive a large number of shareholder proposals each year—13 for the 2026 Annual Meeting and an average of 20 over the past five years—most of which relate to sustainability, environmental, workforce and human capital management,

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social, or governance issues. Each year, our Board, Company leaders, members of our legal, public policy, public relations, investor relations, sustainability, Amazon experiences and upskilling, and other teams, subject matter experts throughout our business, and our external advisors devote countless hours and significant resources (including financial resources) to carefully considering, discussing, and addressing shareholder proposals. We have engaged directly with most shareholder proponents, before and/or after they have submitted a proposal, and carefully evaluate each proposal to assess the extent to which we already address the requested action. We also assess whether a proposal could be implemented in alignment with our existing principles, goals, and priorities, would be in the best interests of the Company as we weigh risks and opportunities, and would generate long-term shareholder value. When a proposal aligns with and supports these considerations, we may implement that proposal, although we may do so in a manner that is different than recommended in the proposal. Moreover, when a proposal is anticipated to receive or actually receives a significant level of support, we seek feedback on the topic as part of our year-round engagement with our shareholders.
Most of the shareholder proposals that we receive request that we prepare a report, adopt a policy, undertake a review, or take some other particular action. In many cases, we already support the initiatives and have addressed the concerns raised in such proposals. However, we often oppose these proposals, especially the many proposals that largely repeat prior years’ proposals, as they do not take into account the actions we already are taking or have taken that we believe resolve or mitigate the underlying concerns of a proposal, the decisions we have made in prioritizing our initiatives, or the unique and evolving nature of our operations. And in the vast majority of cases, we believe the costs of implementing the proposals significantly outweigh the benefits or the potential impact of speculative risks or concerns posited in the proposals, and that the proposals do not enhance or create shareholder value. We also may disagree with how a proposal seeks to dictate prescriptive or unrealistic detail in how we approach or report on the issue.
We also receive proposals from a subset of shareholders who appear to have objectives that are not aligned with investors’ and fiduciaries’ goal of enhancing the economic value of their investments, such as seeking publicity or fundraising for a particular issue or campaign, or for themselves or their organizations. These proposals, and proxy advisory firm commentary on them, often contain or repeat inaccurate or biased assertions regarding our operations, even when such inaccuracies or biases are highlighted to them, fail to evaluate or weigh the costs of implementation relative to the claimed benefits or risks that they address, or fail to acknowledge steps we have taken to address their issue. Some of these proposals are submitted year after year with little or no variance, or are revised slightly to avoid acknowledging actions we have taken that address the underlying concerns. Other proposals highlight a specific societal concern but may have little or nothing to do with our business or operations. We believe that the vast amount of time and financial resources that our Board, management, and business teams spend deliberating and addressing these proposals could be better spent focused on building our business, strengthening the existing and new initiatives we have underway, and creating long-term shareholder value.
We historically have sought the SEC staff’s concurrence to exclude shareholder proposals from our proxy statement when we believe there is a strong basis for doing so under SEC rules, which impose procedural and substantive requirements that the proponent and proposal must satisfy. Although the SEC staff announced that for 2026, with limited exceptions, it would not address whether shareholder proposals satisfy the procedural and substantive requirements imposed under SEC rules, our approach to proposals submitted for consideration at our 2026 Annual Meeting remains the same: in addition to two proposals that were withdrawn by proponents, we excluded seven shareholder proposals based on a careful review of SEC rules, prior SEC staff guidance and precedents, and judicial decisions. As explained below, we excluded:
•
a shareholder proposal requesting a report on plastic packaging materials, since the proposal addressed substantially the same subject matter and substantive concerns as shareholder proposals that were included in the Company’s 2025, 2024, and 2023 proxy materials, and the most recent of those proposals did not receive the support necessary for resubmission under SEC rules;

•
a shareholder proposal requesting a report on customer due diligence with respect to the use of certain products and services, since the proposal addressed substantially the same subject matter and substantive concerns as shareholder proposals that were included in the Company’s 2024, 2023, and 2022 proxy materials, and the most recent of those proposals did not receive the support necessary for resubmission under SEC rules;

•
a shareholder proposal requesting a report on the Company’s policies and practices implementing certain human rights standards, since the Company substantially implemented the proposal through existing disclosures available on our website;

•
a shareholder proposal requesting a report on the sale of a prescription medication, since the product represents a de minimis amount of the Company’s assets, earnings, and sales, and the proposal was not otherwise significantly related to our business;

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SHAREHOLDER PROPOSALS
•
a shareholder proposal requesting additional reporting on lobbying expenditures, since the proposal sought to prescriptively micromanage the Company’s existing annual disclosures;

•
a shareholder proposal requesting a report on certain gender-based healthcare benefits, since the proposal related to the Company’s ordinary business of managing its workforce and employee compensation and benefits and prescriptively sought to micromanage the Company; and

•
a shareholder proposal requesting a report on the impact of government immigration regulation, since the proposal related to the Company’s ordinary business of managing its workforce.

Our notices to the SEC explaining in greater detail the bases for our exclusion of these proposals are available on the SEC’s website. Prior to submitting our notices, we engaged with each of the related proponents to explain the reasons for our exclusion of their proposals.
The remaining shareholder proposals are reflected in Items 4 through 7 and will be voted on at the Annual Meeting if properly presented by or on behalf of the shareholder proponent. As noted above, some of these proposals contain assertions that we believe are incorrect or that reflect a fundamental lack of understanding of how our business operates, and we have not attempted to refute all of the inaccuracies. We identify below each proposal the shareholder who is the proponent or, where applicable, the lead proponent, as well as any representative appointed by the shareholder, and will promptly provide each shareholder proponent’s name, address, and, to our knowledge, share ownership upon a shareholder’s oral or written request to the Secretary of Amazon.com, Inc. at Amazon.com, Inc., 410 Terry Avenue North, Seattle, Washington 98109.

32

SHAREHOLDER PROPOSALS
ITEM 4—SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CHARITABLE PARTNERSHIPS

Beginning of Shareholder Proposal and Statement of Support:
Report on Risks of Reliance on Politicized Corporate Partners
Whereas: Corporate charitable partnerships have a direct, significant impact on both brand value and market value. When companies rely on organizations engaged in highly controversial activities for guidance, they expose themselves to significant reputational & legal risks. These risks can materially affect Amazon’s brand and market value.
The Southern Poverty Law Center (SPLC) is a prime example of such a partnership. While historically known for legal victories against hate groups, the SPLC now maintains a list1 of  “hate groups” that inaccurately equates mainstream conservatives and Christians, including parental rights organizations, mainstream Catholics,2 Alliance Defending Freedom, Dr. Ben Carson, and Franklin Graham with extremists.
The SPLC’s use of persistently undefined terms like “hate” to vet nonprofits is of deep concern to shareholders, as rhetoric around “hate” generates real-world consequences, including the 2012 Family Research Council shooting and, more recently, the assassination3 of Charlie Kirk, whose organization, Turning Point USA, the SPLC had recently described as hateful. In both cases, rhetoric surrounding vague terms such as “hate” (and in the case of the Family Research Council, the SPLC’s “hate map” was explicitly mentioned4) was cited as a factor in these violent acts. Despite condemning these attacks, the SPLC has not removed the targeted organizations4 from the hate map.
The SPLC’s recent lambasting of Turning Point USA5 and Focus on the Family6 as “hate groups” has intensified criticism,7 including from federal lawmakers,6 that it targets conservative and Christian groups for their beliefs.
Despite this, Amazon relied8 on SPLC data to vet charities in its former AmazonSmile program, resulting in the removal of groups such as D. James Kennedy Ministries and Alliance Defending Freedom (ADF) in 2017 and 2018. This practice raises concerns among shareholders regarding whether Amazon continues to use SPLC data in other facets of its corporate practice, and the potential reputational risks of doing so. Continued support for the SPLC may be perceived as endorsement of its controversial practices, potentially harming Amazon’s brand value and, by extension, its market value. Amazon is one of the most valuable brands in the world, with its brand value9 estimated at over $500 billion, comprising a significant portion10 of its more than $2 trillion market capitalization. The reputational risk associated with supporting controversial organizations like the SPLC is a significant concern for shareholders and can have long-term implications for the company’s standing and value.
Many leading companies have shifted their reliance to internal vetting systems to better ensure political neutrality, fulfill fiduciary duty and mitigate the reputational risk of politicized policies. It is time for Amazon to commit to political neutrality in this critical area.
Resolved: Shareholders request that Amazon.com conduct an evaluation and issue a report within the next year, at reasonable expense and excluding proprietary and confidential information, analyzing the benefits, costs, and legal, reputational, competitive, and other relevant risks of the use of diagnostic tools created by politicized corporate partners.

1
https://www.splcenter.org/hate-map/

2
https://www.heritage.org/religious-liberty/commentary/the-fbis-targeting-radical-traditional-catholics-bodes-ill

3
https://abcnews.go.com/US/tyler-robinson-set-face-formal-charges-shooting-death/story?id=125614396

4
https://www.heritage.org/religious-liberty/commentary/the-fbis-targeting-radical-traditional-catholics-bodes-ill

5
https://www.splcenter.org/resources/reports/turning-point-usa-case-study-hard-right-2024/

6
https://www.splcenter.org/resources/extremist-files/focus-family/

7
https://www.wsj.com/opinion/false-charges-of-hate-encourage-violence-d5e07919

8
https://nrbwebstorage.blob.core.windows.net/nrbwebserver/files-public/advocacy/NRB_FreeSpeech_Timeline_Vert_0720.pdf

9
https://www.statista.com/statistics/326086/amazon-brand-value/?srsltid=AfmBOooyLtRV1iy1ZEFtvzPZcp6JtfvE0mOvjkvhwzCiUmIrReHLmxrW

10
https://finance.yahoo.com/quote/AMZN/

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SHAREHOLDER PROPOSALS
End of Shareholder Proposal and Statement of Support
Shareholder: The Heritage Foundation
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 4

Why We Recommend You Vote Against This Proposal

•
We support a wide range of programs that help thousands of charities and communities across the U.S. and around the world. We select and work directly with community organizations for our corporate charitable giving that includes efforts such as expanding access to food and other critical social needs; supporting disaster relief efforts; investing in access to education, skills, and training; and creating affordable housing.

•
We have risk management processes to protect the Company. For example, the Nominating and Corporate Governance Committee oversees and monitors our policies and initiatives relating to corporate social responsibility and related risks most relevant to the Company’s operations and engagement with customers, suppliers, and communities.

We Support a Wide Range of Programs That Help Thousands of Charities and Communities Across the U.S. and Around the World
We aim to have a daily positive impact on our local communities around the world where our employees and customers live and work, knowing that our success and scale bring broad responsibility. As acknowledged by the proponent, we chose to wind down our customer-directed AmazonSmile program in 2023 in favor of focusing our philanthropic giving on strategies with a greater impact. We select and work directly with community organizations for our corporate charitable giving that includes efforts such as expanding access to food and other critical social needs; supporting disaster relief efforts; investing in access to education, skills, and training; and creating affordable housing. For example, since 2017, we have donated and delivered more than 26 million relief items to support communities impacted by more than 200 disasters around the world, and we now operate 15 dedicated disaster relief hubs around the world.1 In addition, Amazon’s housing fund helps create and preserve affordable homes in our three hometown regions of Puget Sound, National Capital, and Nashville. In 2024, we increased our total commitment to $3.6 billion to help create or preserve 35,000 affordable homes in these communities, and we have now helped to create or preserve more than 10,000 affordable homes across the Puget Sound region and 10,000 affordable homes in the National Capital region.2
We Have Robust Board Oversight and Risk Management Processes
We have robust risk management processes to protect against the types of concerns raised by this proposal. The Nominating and Corporate Governance Committee oversees and monitors our policies and initiatives relating to corporate social responsibility, including human rights and ethical business practices, and related risks most relevant to our operations and engagement with customers, suppliers, and communities; and the Audit Committee oversees, among other things, our risk assessment and risk management policies, including management of operational risks.
In light of our selecting and working directly with community organizations for our corporate charitable giving as described above, as well as our robust risk management processes and Board oversight, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a report on charitable partnerships.

1
See https://www.aboutamazon.com/news/community/amazon-affordable-homes-free-stem-american-communities-amazon.

2
See https://www.aboutamazon.com/news/community/amazon-affordable-homes-free-stem-american-communities-amazon.

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SHAREHOLDER PROPOSALS
ITEM 5—SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON IMPACT OF DATA CENTERS ON CLIMATE COMMITMENTS

Beginning of Shareholder Proposal and Statement of Support:
Whereas: Amazon plans massive data center expansion in the coming years – reportedly planning to spend almost $150 billion in the coming 15 years – anticipating a boom in artificial intelligence.1 Cloud computing is Amazon’s top source of profits,2 decisions related to data centers are vital to corporate strategy, and data center power poses particular risks. Data center power demand may more than double, from 1-2% of global power now to 3-4% by 2030 (though some analysis suggests a range of possible scenarios).3
Amazon has made high-profile climate commitments central to its corporate strategy. With its Climate Pledge, the company has committed to “net-zero carbon emissions by 2040” and “matching” 100% of the electricity it uses “with renewable energy by 2030”.4 Among the aims of the Pledge is “good jobs in green industries.”5
A number of factors raise concerns about Amazon’s ability to meet its climate commitments while expanding data centers for artificial intelligence. Can it achieve net-zero emissions by 2040? Amazon announced it has matched 100% of electricity used in 2023 with renewable energy; can it maintain this in future years given data center expansion plans?6
Utilities in a number of geographies are planning expansion of fossil power, or pushing back retirement dates, to meet data center demand. For example, Virginia has the world’s largest concentration of data centers, and Amazon Web Services “call[s] Virginia home”.7 Utilities in the state are planning buildout of new gas plants to meet demand from data center growth. Utilities elsewhere are also keeping coal online to meet demand.8
As a central part of meeting energy demand going forward, Amazon has announced it will invest in small modular nuclear reactors – but these will not deliver power until the early 2030s, so they cannot help meet Amazon’s growing power demands for the remainder of this decade.9
To meet its climate commitments, Amazon relies on renewable energy credits or certificates (RECs).10 But this approach faces new questions in the context of rapidly rising energy demand. For example, will the quantity of RECs purchased increase, and will a sufficient amount be available going forward? How will time and location of use change, and does growing demand impact additionality?
Amazon’s investors would benefit from analysis that explains how the company will tackle the above concerns.
Resolved: Shareholders request that Amazon issue a report explaining how it will meet the climate change-related commitments it has made on greenhouse gas emissions, given the massively growing energy demand from artificial intelligence and data centers that Amazon is planning to build.

1
https://www.bloomberg.com/news/articles/2024-03-28/amazon-bets-150-billion-on-data-centers-required-for-ai-boom

2
https://www.seattletimes.com/business/amazon/amazon-reports-13-5-billion-profit-in-second-quarter-driven-by-aws/

3
https://www.goldmansachs.com/insights/articles/AI-poised-to-drive-160-increase-in-power-demand, https://iea.blob.core.windows.net/assets/02b65de2-1939-47ee-8e8a-4f62c38c44b0/WorldEnergyOutlook2024.pdf

4
https://www.aboutamazon.com/planet/climate-pledge

5
https://www.theclimatepledge.com/us/en/History

6
https://www.aboutamazon.com/news/sustainability/amazon-renewable-energy-goal

7
https://www.vpm.org/news/2024-11-14/meta-google-amazon-dominion-energy-data-centers-virginia-power-demand, https://www.aboutamazon.com/news/aws/aws-commitment-to-virginia

8
https://www.vpm.org/news/2024-11-14/meta-google-amazon-dominion-energy-data-centers-virginia-power-demand, https://www.aboutamazon.com/news/aws/aws-commitment-to-virginia

9
https://www.aboutamazon.com/news/sustainability/amazon-nuclear-small-modular-reactor-net-carbon-zero, https://apnews.com/article/climate-data-centers-amazon-google-nuclear-energy-e404d52241f965e056a7c53e88abc91a

10
https://sustainability.aboutamazon.com/renewable-energy-methodology.pdf, https://sustainability.aboutamazon.com/2023-renewable-energy-assurance.pdf

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SHAREHOLDER PROPOSALS
End of Shareholder Proposal and Statement of Support
Shareholders: Brian Kariger, represented by As You Sow, and Mercy Investment Services, Inc.
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 5

Why We Recommend You Vote Against This Proposal

•
We remain focused on meeting our climate goals, and we already provide regular, public updates on our progress, initiatives, and work in pursuit of our climate goals, including routinely reporting on our carbon intensity and on our efforts to reduce the carbon footprint of artificial intelligence (“AI”) workloads and make our data centers more sustainable and efficient. Our current public reporting already addresses the specific challenges highlighted by this proposal and makes the report requested in the proposal unnecessary.

•
In 2024, our carbon intensity decreased for the sixth consecutive year, down 4% from 2023, with 11% business growth in the same period, demonstrating how we are working to decouple emissions growth from business growth.

We Remain Focused on Meeting Our Climate Goals, and We Already Provide Regular, Public Updates on Our Progress and Initiatives
We already provide regular, public updates on our progress, initiatives, and work in pursuit of our climate goals, including routinely reporting on our carbon intensity and on our efforts to reduce the carbon footprint of AI workloads and make our data centers more sustainable and efficient, as detailed further below. As a result, our current public reporting already addresses the specific challenges highlighted by this proposal and makes the report requested in the proposal unnecessary.
In 2024, our carbon intensity decreased for the sixth consecutive year, down 4% from 2023, with 11% business growth in the same period,3 demonstrating how we are working to decouple emissions growth from business growth. We recognize that the path to being a more sustainable company will never be linear, because we are charting new territory at scale. While we are firm on our sustainability goals, our approach will continuously evolve with emerging challenges and opportunities, as we are seeing with the rapid adoption of AI. We remain steadfast in our commitment to sustainability as we continue to invest, innovate, and report on our progress each year.
We Continue to Work at Increasing the Energy and Water Efficiency of Our Data Centers
We focus on efficiency across all aspects of our infrastructure, from the design of our data centers and hardware, to modeling the performance of our operations for continually enhanced efficiency.4 By working to improve efficiency, we can optimize the energy and water needed to power our data centers. In 2024, we unveiled breakthrough data center innovations in power systems, cooling technology, and hardware architecture designed to simultaneously support next-generation AI capabilities while improving energy efficiency. With these innovations, we reached a global power usage effectiveness (“PUE”) rating for our data centers of 1.15 in 2024, with the best-performing site registering a PUE rating of 1.04 (a lower PUE indicates a more efficient data center, and a PUE score of 1.0 is perfect). These ratings are better than both 1.25 for the public cloud industry average and 1.63 for on-premises enterprise data centers, as estimated by the International Data Corporation.5
We are focused on optimizing the performance and energy efficiency associated with running complex AI workloads like large language models and other applications. AWS has developed purpose-built silicon chips that advance innovations in power efficiency, like the AWS Graviton chip, AWS Trainium chip, and AWS Inferentia chip, which are designed to achieve significantly higher throughput than comparable accelerated compute instances, enabling AWS to more efficiently execute AI models at scale while reducing the carbon footprint for similar workloads and enhancing performance per watt of power

3
See 2024 Amazon Sustainability Report at 9, available at https://sustainability.aboutamazon.com/2024-amazon-sustainability-report.pdf.

4
See https://www.aboutamazon.com/planet/sustainable-operations.

5
See 2024 Amazon Sustainability Report at 10; https://sustainability.aboutamazon.com/products-services/aws-cloud.

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SHAREHOLDER PROPOSALS
consumption.6 For example, Graviton-based instances use up to 60% less energy and provide better price performance than comparable instances for the same performance, and our adoption of these chips achieved an estimated reduction of 71,000 metric tons of carbon dioxide equivalent in 2024.7 In December 2024, we announced new data center components that are designed to support the next generation of AI innovation and customers’ evolving needs while creating data centers that are more energy efficient. These components are expected to enable AWS to deliver 12% more compute power per site for customer workloads and reduce the overall number of data centers needed to deliver the same amount of compute capacity.8 The components include more efficient cooling systems that are expected to reduce mechanical energy consumption by up to 46% compared to the previous design during peak cooling conditions, without increasing water usage on a per-megawatt basis.9
As we build new data centers, we seek the optimal balance between energy and water use. As we have shifted from air-based to liquid-based cooling, we developed and are implementing our custom designed In-Row Heat Exchanger, which is a closed-loop liquid cooling system, meaning that the liquid continuously recirculates. This system is 20% more power efficient than off-the-shelf solutions and uses 9% less water than fully air-cooled sites.10 We designed our cooling systems to adapt to changing needs, making it easy to add the systems to data centers where needed but avoid the expense of adding them where they are not—providing flexibility of integration that allows us to deliver maximum performance and efficiency at the lowest cost.11 Our data centers have improved their water use efficiency by 40% since 2021,12 and in 2024, AWS reduced cooling water needs by 946 million liters in North America.13 In addition, in many regions across the United States, our data centers use water to support operations for less than 5% of the year.14 For example, in our Indiana data centers, our standard design is expected to use water for less than 2% of the year.15 Balancing our water and energy efficiency practices is one of the reasons why we, at the end of 2024, were already 53% of the way toward our goal of being water positive by 2030, meaning we will return more water to communities than we consume across our data center operations.16
We Are Working to Reduce Carbon Emissions from Our Data Centers and Bring New Carbon-Free Energy Projects to the Grid
In addition to increasing our energy efficiency, we are working to reduce the carbon emissions from our operations, including data centers. We have invested in more than 700 carbon-free energy projects across 28 countries, with the capacity to generate more than 40 gigawatts of electricity, and we were one of the world’s largest corporate purchasers of renewable energy in 2025.17 Our efforts also include diversifying our energy portfolio with additional reliable carbon-free sources of energy, like nuclear power, which can both help power our operations and bring new sources of energy to the grid. Our investments in new and advanced sources of nuclear energy include enabling the construction of several new small modular reactors (“SMRs”).18 SMRs are next-generation nuclear reactors with a smaller physical footprint than traditional reactors, and they are designed with features that help enable simpler design, faster deployment, and lower construction costs. For example, in Washington state, we are partnering with Energy Northwest and SMR developer X-energy to build up to 12 new SMRs in a state-of-the-art SMR facility.19 Additionally, we are continuing our efforts to preserve existing nuclear reactors.

6
See 2024 Amazon Sustainability Report at 11; https://www.aboutamazon.com/news/aws/aws-carbon-footprint-ai-workload; https://press.aboutamazon.com/sustainability/2025/5/powering-data-centers-more-sustainably-makes-our-modern-day-lives-possible.

7
See 2024 Amazon Sustainability Report at 11; https://aws.amazon.com/sustainability/data-centers/.

8
See 2024 Amazon Sustainability Report at 10; https://press.aboutamazon.com/2024/12/aws-announces-new-data-center-components-to-support-ai-innovation-and-further-improve-energy-efficiency.

9
See 2024 Amazon Sustainability Report at 10.

10
See https://www.aboutamazon.com/news/sustainability/amazon-data-centers-electricity-bills-water-use.

11
See https://www.aboutamazon.com/news/aws/aws-liquid-cooling-data-centers; https://aws.amazon.com/sustainability/data-centers/.

12
See https://www.aboutamazon.com/news/sustainability/amazon-data-centers-electricity-bills-water-use.

13
See 2024 Amazon Sustainability Report at 24; https://www.aboutamazon.com/news/aws/aws-carbon-footprint-ai-workload.

14
See https://www.aboutamazon.com/news/sustainability/amazon-data-centers-electricity-bills-water-use.

15
See https://www.aboutamazon.com/news/sustainability/amazon-water-conservation-replenishment-sustainability.

16
See 2024 Amazon Sustainability Report at 24; https://www.aboutamazon.com/news/aws/aws-water-positive-by-2030.

17
See https://www.aboutamazon.com/news/sustainability/amazon-leading-corporate-carbon-free-energy-purchaser.

18
See 2024 Amazon Sustainability Report at 14; https://www.aboutamazon.com/news/sustainability/amazon-nuclear-small-modular-reactor-net-carbon-zero.

19
See https://www.aboutamazon.com/news/sustainability/amazon-nuclear-small-modular-reactor-net-carbon-zero; https://www.aboutamazon.com/news/sustainability/amazon-smr-nuclear-energy.

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SHAREHOLDER PROPOSALS
For example, we have an agreement to co-locate one of our data center facilities next to a nuclear facility in Pennsylvania, which is expected to power our data center with carbon-free energy and help to preserve the existing nuclear reactor.20
Another way we are reducing carbon emissions in our data centers is by decreasing the embodied carbon associated with our infrastructure—the emissions generated from the manufacture, transportation, installation, maintenance, and disposal of building materials. In 2024, we built 38 data centers with lower-carbon concrete and updated our design standards to require the use of concrete with 35% less embodied carbon than the industry average in new data centers around the world.21 In addition to using lower-carbon concrete, we incorporate lower-carbon steel into our data center structural designs and built 36 data centers with lower-carbon steel in 2024.22 We are also investing in lower-carbon concrete and steel technologies through the Climate Pledge Fund, which is a venture investment program supporting the advancement of sustainable technologies and services across hard-to-abate sectors, supporting both Amazon and the broader economy.23
Finally, we are also taking significant steps to support grid modernization and carbon-free energy development more broadly. A recent Amazon-commissioned economic impact study showed that we are adding approximately 4.2 GW of carbon-free energy to power grids across the four states covered by the study, enough to power more than a million U.S. homes.24 In addition, the study demonstrated how our investments often support the modernization of energy infrastructure that powers our data centers and the surrounding community, which also can benefit all ratepayers by putting downward pressure on electricity rates. For example, regional energy provider Entergy is using investments from us and other large customers to fund its $300 million “Superpower Mississippi” grid reliability campaign at no cost to residential customers. We also engage with energy regulators to find new ways to support grid modernization, remove permitting obstacles, and deploy grid enhancing technologies. In addition, we collaborate with grid operators, utilities, and others to help ensure that new sources of carbon-free energy can connect to the grid quickly, and that the grid is prepared to handle the demands of the future.
In light of our ongoing progress and sustainability initiatives, including our work to increase the energy efficiency of and reduce carbon emissions from our data centers, and our regular, public reporting on these topics, we believe that the report requested in this proposal is unnecessary. Therefore, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting additional reporting on impact of data centers on climate commitments.

ITEM 6—SHAREHOLDER PROPOSAL REQUESTING A REPORT ON IMPACT OF CLIMATE COMMITMENTS

Beginning of Shareholder Proposal and Statement of Support:
Report on Financial Impact of Renewable Energy Implementation
Whereas: Amazon.com, Inc. (“Amazon” or “Company”) co-founded The Climate Pledge in 2019, which includes “a commitment to reach net-zero carbon emissions across our global operations by 2040.”1 Amazon reported in 2023 that it achieved a 100% match between electricity consumed by global operations and renewable energy.2
Since making The Climate Pledge in 2019, the global energy outlook has changed. An increase in data centers has driven an unforeseen surge in energy demand.3 4 5 6 7 Accordingly, energy demand is expected to continue to rise in many markets. In its efforts to maintain its pledge, Amazon has become largest purchaser of renewable energy in the world.8
Amazon Web Services generates more than half of Amazon’s operating income.9 As the gargantuan AI buildout accelerates,10 AWS will have to make massive investments to remain an industry leader.11 12

20
See 2024 Amazon Sustainability Report at 14; https://www.aboutamazon.com/news/sustainability/amazon-nuclear-small-modular-reactor-net-carbon-zero.

21
See 2024 Amazon Sustainability Report at 13.

22
See 2024 Amazon Sustainability Report at 13.

23
See https://sustainability.aboutamazon.com/climate-solutions; https://www.aboutamazon.com/news/sustainability/amazon-building-decarbonization-grocery-stores-data-centers.

24
See https://www.aboutamazon.com/news/sustainability/data-centers-electricity-bills-grid-power-amazon.

38

SHAREHOLDER PROPOSALS
The assumptions on which Amazon made The Climate Pledge and other climate commitments have changed.13
Resolved: Shareholders request that, by March 31, 2027, the Board of Directors publish a report, prepared at reasonable cost and omitting proprietary or competitively sensitive information:
1.
Summarizing the incremental capital and operating expenditures Amazon has incurred to implement The Climate Pledge and any other climate commitments for fiscal years 2019 through the most recent completed fiscal year; and

2.
Summarize the Board’s efforts since 2019 to reevaluate The Climate Pledge and other climate commitments given Amazon’s changing expectations for AI infrastructure investment and energy usage.

Supporting Statement: Amazon’s Climate Pledge impacts e-commerce, logistics, cloud computing, and artificial intelligence. Meeting its goals has exposed shareholders to incremental capital outlays (e.g., power purchase agreements, virtual power purchase agreements, unbundled renewable energy certificates) and higher operating costs—especially as tightening power markets lift wholesale prices. The U.S. Department of Energy notes that interconnection costs for new renewable resources now equal 50%-100% of total project cost as penetration rises, up from less than ten percent a few years ago.14 Renewable energy matching can fail to account for the whole cost of replacing conventional energy sources, which should include storage and transmission. These costs are often socialized but may still negatively impact Amazon’s businesses.15
For purposes of this proposal, “incremental” means costs relative to the lowest-cost reliable power available in each market. This Proposal does not prescribe energy procurement practices; it encourages disclosure of energy costs for shareholder education.
The requested report could, at management’s discretion, discuss relevant risk-mitigation strategies moving forward. Shareholders may be concerned that Amazon’s existing disclosures appear to operate under assumptions that have become considerably less likely in recent years.
This report would provide investors with insight into the cost, risk, and return profile of Amazon’s comprehensive renewable-energy and carbon-neutral roadmap—enabling an informed judgment about whether the programs enhance or dilute long-term shareholder value.

1
https://www.aboutamazon.com/planet/climate-pledge

2
https://www.aboutamazon.com/news/sustainability/amazon-renewable-energy-goal

3
https://www.iea.org/news/global-electricity-demand-to-keep-growing-robustly-through-2026-despite-economic-headwinds

4
https://www.wsj.com/business/energy-oil/how-big-data-centers-are-slowing-the-shift-to-clean-energy-44ef4145

5
https://www.wsj.com/business/energy-oil/ai-boom-to-fuel-surge-in-data-center-energy-needs-iea-99f90810

6
https://deloitte.wsj.com/riskandcompliance/powering-generative-ai-innovative-solutions-for-data-centers-397d12d8

7
https://www.wsj.com/science/environment/ai-electricity-water-environmental-impact-59520a43

8
https://www.aboutamazon.com/news/sustainability/amazon-renewable-energy-portfolio-january-2024-update

9
https://www.sec.gov/ix?doc=/Archives/edgar/data/0001018724/000101872425000004/amzn-20241231.htm#fact-identifier-1420

10
https://www.businessinsider.com/big-tech-ai-capex-infrastructure-data-center-wars-2025-10

11
https://www.nytimes.com/2025/06/24/technology/amazon-ai-data-centers.html

12
https://www.datacenterfrontier.com/hyperscale/article/55295967/amazon-doubles-down-on-ai-infrastructure-with-30b-in-new-us-
data-center-investments

13
https://www.aboutamazon.com/news/sustainability/the-climate-pledge

14
https://www.ssii.org/wp-content/uploads/2025/04/SI2-Interconnection-Whitepaper-04.25.24.pdf

15
https://www.forbes.com/sites/michaelshellenberger/2021/04/20/why-renewables-cause-blackouts-and-increase-vulnerability-to-
extreme-weather/

End of Shareholder Proposal and Statement of Support
Shareholder: National Legal and Policy Center

2026 Proxy Statement       39

SHAREHOLDER PROPOSALS
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 6

Why We Recommend You Vote Against This Proposal

•
We evaluate and adapt our sustainability approach to navigate evolving business, industry, and customer demands. While we are firm on our sustainability goals, our approach will continuously evolve with emerging challenges and opportunities, as we are seeing with the rapid adoption of AI.

•
We continue to work at increasing the energy and water efficiency of our data centers, including through advances in power systems, cooling technology, and hardware architecture.

•
The additional financial reporting requested by the proposal would be impractical, potentially misleading, and not meaningful to shareholders.

We Evaluate and Adapt our Sustainability Approach to Navigate Evolving Business, Industry, and Customer Demands
We evaluate and adapt our sustainability approach to navigate evolving business, industry, and customer demands. We recognize that the path to being a more sustainable company will never be linear, because we are charting new territory at scale. While we are firm on our sustainability goals, our approach will continuously evolve with emerging challenges and opportunities, as we are seeing with the rapid adoption of AI.
We Continue to Work at Increasing the Energy and Water Efficiency of Our Data Centers
We focus on efficiency across all aspects of our infrastructure, from the design of our data centers and hardware, to modeling the performance of our operations for continually enhanced efficiency.25 By working to improve efficiency, we can optimize the energy and water needed to power our data centers. In 2024, we unveiled breakthrough data center innovations in power systems, cooling technology, and hardware architecture designed to simultaneously support next-generation AI capabilities while improving energy efficiency. With these innovations, we reached a global PUE rating for our data centers of 1.15 in 2024, with the best-performing site registering a PUE rating of 1.04 (a lower PUE indicates a more efficient data center, and a PUE score of 1.0 is perfect). These ratings are better than both 1.25 for the public cloud industry average and 1.63 for on-premises enterprise data centers, as estimated by the International Data Corporation.26
We are focused on optimizing the performance and energy efficiency associated with running complex AI workloads like large language models and other applications. AWS has developed purpose-built silicon chips that advance innovations in power efficiency, like the AWS Graviton chip, AWS Trainium chip, and AWS Inferentia chip, which are designed to achieve significantly higher throughput than comparable accelerated compute instances, enabling AWS to more efficiently execute AI models at scale while reducing the carbon footprint for similar workloads and enhancing performance per watt of power consumption.27 For example, Graviton-based instances use up to 60% less energy and provide better price performance than comparable instances for the same performance, and our adoption of these chips achieved an estimated reduction of 71,000 metric tons of carbon dioxide equivalent in 2024.28 In December 2024, we announced new data center components that are designed to support the next generation of AI innovation and customers’ evolving needs while creating data centers that are more energy efficient. These components are expected to enable AWS to deliver 12% more compute power per site for customer workloads and reduce the overall number of data centers needed to deliver the same amount of compute capacity.29 The components include more efficient cooling systems that are expected to reduce mechanical energy consumption by up to 46% compared to the previous design during peak cooling conditions, without increasing water usage on a per-megawatt basis.30

25
See https://www.aboutamazon.com/planet/sustainable-operations.

26
See 2024 Amazon Sustainability Report at 10, available at https://sustainability.aboutamazon.com/2024-amazon-sustainability-report.pdf; https://sustainability.aboutamazon.com/products-services/aws-cloud.

27
See 2024 Amazon Sustainability Report at 11; https://www.aboutamazon.com/news/aws/aws-carbon-footprint-ai-workload;
https://press.aboutamazon.com/sustainability/2025/5/powering-data-centers-more-sustainably-makes-our-modern-day-lives-possible.

28
See 2024 Amazon Sustainability Report at 11; https://aws.amazon.com/sustainability/data-centers/.

29
See 2024 Amazon Sustainability Report at 10; https://press.aboutamazon.com/2024/12/aws-announces-new-data-center-components-to-support-ai-innovation-and-further-improve-energy-efficiency.

30
See 2024 Amazon Sustainability Report at 10.

40

SHAREHOLDER PROPOSALS
As we build new data centers, we seek the optimal balance between energy and water use. As we have shifted from air-based to liquid-based cooling, we developed and are implementing our custom designed In-Row Heat Exchanger, which is a closed-loop liquid cooling system, meaning that the liquid continuously recirculates. This system is 20% more power efficient than off-the-shelf solutions and uses 9% less water than fully air-cooled sites.31 We designed our cooling systems to adapt to changing needs, making it easy to add the systems to data centers where needed but avoid the expense of adding them where they are not—providing flexibility of integration that allows us to deliver maximum performance and efficiency at the lowest cost.32 Our data centers have improved their water use efficiency by 40% since 2021,33 and in 2024, AWS reduced cooling water needs by 946 million liters in North America.34 In addition, in many regions across the United States, our data centers use water to support operations for less than 5% of the year.35 For example, in our Indiana data centers, our standard design is expected to use water for less than 2% of the year.36
Our Board Provides Active, Informed, and Appropriate Oversight of Our Environmental and Sustainability Policies and Initiatives
As explained in its charter, the Nominating and Corporate Governance Committee oversees and monitors our environmental and sustainability policies and initiatives, including our progress on The Climate Pledge. As part of this responsibility, the Nominating and Corporate Governance Committee oversees the management of risks related to our sustainability and other environmental and corporate social responsibility practices, and it oversees and receives regular reports from, and provides direction to, management on our strategies related to sustainability.
The Additional Financial Reporting Requested by the Proposal Would Be Impractical, Potentially Misleading, and Not Meaningful to Shareholders
The proposal requests disclosure of  “incremental capital and operating expenditures” related to our climate commitments, defining “incremental” as “costs relative to the lowest-cost reliable power available in each market.” We believe this calculation methodology presents significant analytical challenges that could result in reporting that, in the worst case, is misleading and, at best, is not meaningful to shareholders. Determining the “costs relative to the lowest-cost reliable power available in each market” would require complex and imprecise analysis of regional energy markets, grid reliability requirements, transmission costs, and long-term price projections that can vary significantly across geographic regions and time periods. In addition, energy market costs reflect multiple cost components, including capacity charges, transmission fees, renewable energy certificates, and grid stability services, that make simple cost comparisons impractical.
Moreover, given our global operations, we are subject to evolving regulations that can differ by jurisdiction. In particular, jurisdictions around the world have implemented, or are advancing, climate-related financial disclosure requirements. As a result, the type of bespoke reporting requested by the proposal risks inconsistency with these other disclosure regimes and may create confusion for stakeholders.
In light of our work to increase the energy and water efficiency of our data centers, coupled with our focus on efficiently managing our operating costs, we believe that the report requested by this proposal is unnecessary and would also be impractical, potentially misleading, and not meaningful to shareholders. Therefore, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a report on impact of climate commitments.

31
See https://www.aboutamazon.com/news/sustainability/amazon-data-centers-electricity-bills-water-use.

32
See https://www.aboutamazon.com/news/aws/aws-liquid-cooling-data-centers; https://aws.amazon.com/sustainability/data-centers/.

33
See https://www.aboutamazon.com/news/sustainability/amazon-data-centers-electricity-bills-water-use.

34
See 2024 Amazon Sustainability Report at 24; https://www.aboutamazon.com/news/aws/aws-carbon-footprint-ai-workload.

35
See https://www.aboutamazon.com/news/sustainability/amazon-data-centers-electricity-bills-water-use.

36
See https://www.aboutamazon.com/news/sustainability/amazon-water-conservation-replenishment-sustainability.

2026 Proxy Statement       41

SHAREHOLDER PROPOSALS
ITEM 7—SHAREHOLDER PROPOSAL REQUESTING A MANDATORY INDEPENDENT BOARD CHAIR POLICY

Beginning of Shareholder Proposal and Statement of Support:
RESOLVED: Shareholders of Amazon.com, Inc. (the “Company”) urge the Board of Directors (the “Board”) to adopt a policy to require that the Chair of the Board (the “Chair”) shall be an independent director who has not previously served as an executive officer of the Company. This policy shall apply prospectively so as not to violate any contractual obligations, with amendments to the Company’s governing documents as needed. The policy should specify the process for selecting a new independent Chair if the current Chair ceases to be independent between annual meetings of shareholders. Compliance with the policy may be excused if no independent director is available and willing to be Chair.
Supporting Statement
In our opinion, appointing an independent Chair will enhance the independent leadership of the Board. We believe that the Board’s oversight of management can be conflicted when the Board Chair is not an independent director. An independent Board Chair can also provide more robust oversight of risk, including of environmental, social, and governance issues.
Appointing an independent Board Chair is further warranted considering the recent news that Jeff Bezos has become the co-CEO of Project Prometheus, an Artificial Intelligence company that he helped found.1 As a technology company, Project Prometheus could be a potential competitor or a business partner with our Company, raising potential conflicts of interest.
Our Company has had various related-party transactions with Mr. Bezos’ other companies in the past. In 2022, our Company entered into a $2.7 billion agreement to launch satellites with Blue Origin, which is owned by Mr. Bezos. Our Company also has done business with The Washington Post, also owned by Mr. Bezos.2
Overseeing the Board’s functions as Chair is a time-intensive responsibility. We also note that independent board chairs have become more common at public companies in recent years. In 2025, 42 percent of S&P 500 Index company boards were chaired by an independent director, compared to 29 percent a decade ago.3
Numerous institutional investors support having an independent chair as simple good governance. For example, the Council of Institutional Investors4 and the California Public Employees’ Retirement System (CalPERS)5 both have stated that the “board should be chaired by an independent director.”
For these reasons, we urge shareholders to vote FOR this resolution.

1
Cade Metz, “Jeff Bezos Creates A.I. Start-Up Where He Will Be Co-Chief Executive,” The New York Times, November 17, 2025, https://www.nytimes.com/2025/11/17/technology/bezos-project-prometheus.html.

2
Amazon.com, Inc, Proxy Statement (Form DEF 14A), April 10, 2025, p. 88,
https://www.sec.gov/ix?doc=/Archives/edgar/data/0001018724/000110465925033442/tm252295-1_def14a.htm

3
Spencer Stuart, 2025 U.S. Spencer Stuart Board Index, 2025, https://www.spencerstuart.com/research-and-insight/us-board-index

4
Council of Institutional Investors, Corporate Governance Policies, September 21, 2022, https://www.cii.org/files/09_21_22_corp_gov_policies.pdf.

5
CalPERS, CalPERS’ Governance & Sustainability Principles, November 13, 2023,
https://www.calpers.ca.gov/documents/governance-and-sustainability-principles/download.

End of Shareholder Proposal and Statement of Support
Shareholder: AFL-CIO Reserve Fund

42

SHAREHOLDER PROPOSALS
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 7

Why We Recommend You Vote Against This Proposal

•
We are committed to strong, independent leadership of the Board. Our lead independent director reinforces the Board’s independent oversight of management.

•
Our governance guidelines and processes enable the Board to determine the optimal leadership structure for Amazon in light of our specific circumstances at any given time.

•
Our current governance structure provides robust risk oversight by independent directors, and our current leadership structure and corporate governance practices are designed to be in the best interests of shareholders.

Our Governance Guidelines and Processes Enable the Board to Determine the Optimal Leadership Structure for Amazon in Light of Our Specific Circumstances at Any Given Time and Reinforce Independent Board Oversight
The Board is committed to strong, independent leadership of the Board, and believes that its current governance processes, which provide it with flexibility to establish the leadership structure that it determines best supports the Company and its operations at any given time, are preferable to the rigid and prescriptive approach set forth in this proposal. Currently, the independent directors on the Board have appointed an independent director, Jamie S. Gorelick, to serve as lead independent director in order to promote independent leadership of the Board and address the purported governance concerns listed in the shareholder proposal. The lead independent director presides over the executive sessions of the independent directors, chairs Board meetings in the Chair’s absence, works with management and the independent directors to approve agendas, schedules, information, and materials for Board meetings, and is available to engage directly with major shareholders where appropriate. In addition, the lead independent director confers from time to time with the Chair of the Board and the independent directors and reviews, as appropriate, the annual schedule of regular Board meetings and major Board meeting agenda topics. The guidance and direction provided by the lead independent director reinforce the Board’s independent oversight of management and contribute to communication among members of the Board. The Board believes that this leadership structure improves the Board’s ability to focus on key policy and operational issues and helps us operate in the long-term interests of shareholders, while maintaining a strong, independent perspective.
The proposal, if implemented, would require the Board to remove Mr. Bezos from his position as Executive Chair and prevent the Board from reassessing its leadership structure in the future depending on the circumstances. When Mr. Bezos stepped down as CEO in 2021, after careful consideration of the Board’s leadership structure and functions, the Board determined it to be in the best interests of the Company and its shareholders for Mr. Bezos to serve as Executive Chair of the Board. Since that decision, the Board has benefitted from Mr. Bezos’s long-term focus with respect to decision-making, which is a result of his significant ownership stake in Amazon since founding the Company in 1994 and aligns his interests with those of our other long-term shareholders. In addition, the role of Executive Chair has provided stability by allowing Mr. Bezos to continue to guide management and promote continued excellence among the management team. As a result, the Board believes that shareholders are better served by the Board maintaining the current leadership structure.
We believe that given the considerations discussed above, a mandatory transition to an independent chair would not be in the best interests of the Company or its shareholders. Instead, consistent with our directors’ fiduciary duty to routinely evaluate and determine the most appropriate leadership structure for the Company and its shareholders, our governing documents provide the Board with the flexibility to determine the optimal leadership structure for the Company in light of our specific circumstances at any given time. This includes the ability to appoint an independent Chair of the Board if and when appropriate. The Board believes that the Company and its shareholders benefit from this flexibility, and that the directors are best positioned to lead this evaluation given their knowledge of our leadership team, strategic goals, opportunities, and challenges.
Our Current Governance Structure Provides Robust Risk Oversight by Independent Directors
The proposal’s assertion that an independent Chair would provide more robust oversight of risks, including with respect to environmental, social, and governance issues, related-party transactions, and conflicts of interest, fails to take into account that these issues are already overseen by Board committees consisting solely of independent directors. Specifically, the Audit

2026 Proxy Statement       43

SHAREHOLDER PROPOSALS
Committee oversees legal compliance and controls, policies, and procedures, including reviewing and approving related-person transactions as defined by SEC rules and overseeing compliance with the Company’s Code of Business Conduct and Ethics, which covers potential conflicts of interests by executives and the Board; the Leadership Development and Compensation Committee oversees and monitors the Company’s strategies and policies related to human capital management within the Company’s workforce; and the Nominating and Corporate Governance Committee oversees and monitors the Company’s other policies and initiatives relating to corporate social responsibility, including human rights and ethical business practices, and related risks most relevant to the Company’s operations and engagement with customers, suppliers, and communities.
Our Current Leadership Structure and Corporate Governance Practices are Designed to be in the Best Interests of Shareholders
We believe that it is important for the Board to continue to determine on a case-by-case basis the most effective leadership structure for us, rather than take a rigid approach to board leadership, as called for by the shareholder proposal. In addition, in reviewing this proposal, the Board took into consideration relevant benchmarking data and concluded that the proposal’s mandatory policy is not common practice among the Company’s peers. In addition, our existing corporate governance practices reinforce the Board’s alignment with, and accountability to, shareholders. The Board’s committee charters delineate the significant authority and responsibilities of the Board committees, each of which is composed solely of independent directors, and the Board as well as its committees can retain outside advisors to assist in the performance of their duties. Other current governance practices include annual election of directors, majority voting for each director, proxy access, an annual director evaluation process, shareholders’ right to call special meetings at which they can nominate director candidates or propose other business, shareholders’ ability to submit names of director candidates directly to the Board for consideration, and shareholders’ ability to communicate directly with the Board in the manner described in our Board of Directors Guidelines on Significant Corporate Governance Issues.
For the foregoing reasons, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a mandatory independent board chair policy.

44

BENEFICIAL OWNERSHIP OF SHARES
The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 24, 2026 (except as otherwise indicated) by (i) each person or entity known by us as of such date to beneficially own more than 5% of our common stock, (ii) each director, (iii) each named executive officer for whom compensation information is given in the Summary Compensation Table in this Proxy Statement, and (iv) all current directors and executive officers as a group. Except as otherwise indicated, and subject to any interests of the reporting person’s spouse, we believe that the beneficial owners of common stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares. As of February 24, 2026, we had 10,751,236,247 shares of common stock outstanding.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Jeffrey P. Bezos 410 Terry Avenue North, Seattle, WA 98109	950,434,581(1)	8.8%
The Vanguard Group, Inc. 100 Vanguard Blvd, Malvern, PA 19355	771,052,550(2)	7.2%
BlackRock, Inc. 50 Hudson Yards, New York, NY 10001	630,188,686(3)	5.9%
Andrew R. Jassy	2,313,536	*
Keith B. Alexander	6,270	*
Edith W. Cooper	8,222	*
Jamie S. Gorelick	50,751	*
Daniel P. Huttenlocher	26,148	*
Andrew Y. Ng	1,984	*
Indra K. Nooyi	30,700	*
Jonathan J. Rubinstein	82,503	*
Brad D. Smith	19,804(4)	*
Patricia Q. Stonesifer	53,639	*
Wendell P. Weeks	46,216	*
Brian T. Olsavsky	86,097	*
Matthew S. Garman	10,293	*
Douglas J. Herrington	528,960	*
David A. Zapolsky	41,190	*
All current directors and executive officers as a group (17 persons)	953,863,330(5)	8.9%

*
Less than 1%.

(1)
Includes 68,232,131 shares as to which Mr. Bezos has sole voting power and no investment power.

(2)
Based on information provided in a Schedule 13G filed February 13, 2024. As of December 31, 2023, The Vanguard Group has sole voting power with respect to none of the reported shares, shared voting power with respect to 12,172,954 of the reported shares, sole investment power with respect to 731,881,113 of the reported shares, and shared investment power with respect to 39,171,437 of the reported shares. The Vanguard Group subsequently reported that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over securities beneficially owned by various Vanguard subsidiaries and/or business divisions.

(3)
Based on information provided in a Schedule 13G filed February 12, 2024. As of December 31, 2023, BlackRock, Inc. has sole voting power with respect to 565,960,396 of the reported shares, shared voting power with respect to none of the reported shares, and sole investment power with respect to 630,188,686 of the reported shares.

(4)
Includes 583 shares as to which Mr. Smith shares or may be deemed to share voting and investment power. Mr. Smith disclaims beneficial ownership of such shares.

(5)
Includes 122,436 shares beneficially owned by other executive officers not individually listed in the table.

2026 Proxy Statement       45

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview
Our executive compensation philosophy is anchored on periodic grants of time-vested restricted stock units that vest over the long term, which strongly and directly align our executives’ compensation with the returns we deliver to shareholders and focus our executives on the long-term success of our business. As a result, we avoid tying compensation to discrete, short-term performance goals, financial or otherwise, which could result in our executives focusing on limited and selective short-term objectives at the expense of building long-term shareholder value. Instead, we focus on realizable compensation by assessing the potential annual value of equity awards vesting over the long term.
Our executives’ compensation is very simple and generally has two basic components:
•
Base salaries designed to be significantly less than those paid to senior leadership at similarly situated companies; and

•
Periodic grants of time-vested restricted stock units subject to long-term vesting requirements that assume a fixed annual increase in the stock price, so that compensation is negatively impacted if our stock price is flat or declines.

We also provide security services to certain executives, some of which are reportable as perquisites, although we view all Company-incurred security costs as reasonable and necessary and for the Company’s benefit.
2025 Compensation Review

•
The Leadership Development and Compensation Committee did not grant an equity award to Mr. Jassy and, consistent with its past practice of granting periodic long-term restricted stock unit awards every other year, did not grant equity awards to any of the other named executive officers.

•
The Committee has not granted Mr. Jassy an equity award since 2021, consistent with the Committee’s previous statement that the restricted stock unit award granted to Mr. Jassy in 2021, in connection with his promotion to President and CEO of Amazon, was intended to represent most of his compensation in the coming years.

•
Mr. Jassy’s 2025 realized compensation (salary plus “all other compensation” as reported in the Summary Compensation Table, plus the value of stock vested during the year) increased compared to 2024 due to our stock price performance, partially offset by the decrease in the number of restricted stock units vesting during the year.

We believe our approach to executive compensation and its focus on building long-term shareholder value resonates with our shareholders. In the years following the Leadership Development and Compensation Committee’s 2021 restricted stock unit grant to Mr. Jassy, directors serving on the Committee and our Lead Independent Director have actively engaged with and were responsive to our shareholders regarding our executive compensation program. At our 2025 Annual Meeting of Shareholders, 78% of the votes cast supported our advisory vote to approve the compensation of our named executive officers. We are pleased with the broad support among our shareholders for our compensation practices.
Through our extensive outreach on our executive compensation program, we believe that shareholders have come to appreciate the view supported by a number of academic studies and endorsed by the Council of Institutional Investors, Norges Bank Investment Management, and some of our other largest investors, that restricted stock units, such as the ones granted to our executives, are sufficiently long-term in nature to align executives’ realized compensation with long-term performance. We are also pleased that, based on feedback from its policy surveys and compensation policy roundtables, ISS revised its benchmark voting policy for 2026 to view time-based equity awards with extended time horizons positively.
Our independent directors, with the support of our ESG Engagement and Investor Relations teams, continue to participate in our year-round engagement with our shareholders, and remain responsive to shareholders regarding our executive compensation program.

46

EXECUTIVE COMPENSATION
Compensation Differentiators
What we do	What we don’t do
✓
Remain responsive to feedback on our executive compensation through extensive shareholder engagement

✓
Align executive officer and shareholder interests by compensating executives primarily with periodic equity grants with long-term vesting (generally five years or more)

✓
Focus on assessing the potential annual value of equity awards as they vest over the long term instead of the accounting value reported in the Summary Compensation Table (which reflects the aggregate value of the awards at grant date before any of the awards have actually been earned)

✓
For periodic restricted stock unit awards, assume a fixed annual increase in the stock price so that compensation will be negatively impacted if our stock price is flat or declines

✓
Limited perquisites, consisting of security arrangements designed to benefit the Company

✘
No annual cash bonuses or incentive awards

✘
No reliance upon non-GAAP or adjusted performance measures in equity awards

✘
No potential to “game” or manipulate the payout of equity awards through opaque performance criteria, and no discretion or ability to adjust payouts or vesting of equity awards (including no “above-target” payouts)

✘
No post-termination vesting of equity awards if an executive is fired or quits, and no severance or retirement benefits

✘
No supplemental executive retirement or other nonqualified deferred compensation plans

Our Approach to Broad-Based Compensation

Our goal of providing competitive compensation arrangements to attract and retain the best talent applies throughout the Company. For employees at most levels across the Company, we prioritize stock-based compensation that vests over many years. For U.S. fulfillment and transportation employees, we announced in 2025 that we are investing over $1 billion to raise pay and lower health care costs, bringing the average pay for those roles to more than $23 per hour, more than triple the federal minimum wage, and the average total compensation to more than $30 per hour when the value of elected benefits is included. Benefits include health care starting on the first day of employment for regular full-time employees; Career Choice, which pre-pays 100% of tuition at more than 475 education partners; a 401(k) plan with a Company match; flexible time-off options that increase with tenure; paid parental leave and family support programs; and an employee assistance program, offering mental health short-term counseling, referrals, and work-life support.

Compensation Processes
Our Goals and Philosophy
We design our compensation programs to attract and retain the best talent, reinforce ownership, and emphasize performance and contribution to our long-term success. Our compensation programs support our passion for experimentation, invention, and long-term thinking. In his very first letter to shareholders in 1997, Jeff Bezos highlighted our belief that a fundamental measure of our success is the shareholder value we create over the long term. In that letter, he identified our compensation program as one of our fundamental management approaches that, because of our emphasis on the long term, enables us to make decisions and weigh tradeoffs differently than other companies. To support these goals, for employees at most levels across the entire Company, we prioritize stock-based compensation that vests over many years and encourages motivated, customer-centric employees to think and act like owners, because they are owners. We believe this focus on the long term has produced strong results for our shareholders over the past several decades.
As with everything we do at Amazon, we have over the years reviewed and re-evaluated our executive compensation program, taking into account the views of our shareholders, and we continue to do so. Among other matters, we have

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considered arguments supporting and criticizing the use of discrete performance-based vesting or payout conditions for equity-based compensation, evaluated the benefits and success of our existing executive compensation arrangements in driving long-term performance, and weighed the level of support for our compensation program in the annual votes to approve our executive compensation. We also have evaluated our executive compensation program in the context of the shifting economic environment and the dynamic and evolving nature of the Company’s business and prospects, including expectations for rapid changes across our operations due to developments in technologies such as artificial intelligence, and other long-term capital-intensive projects under development at the Company. Having considered these and other factors, we continue to believe the structure of our executive compensation—emphasizing periodic grants of time-vested restricted stock units vesting over the long term—is best for our business, for three key reasons:
•
It focuses on the true long-term success of our business, not on isolated one-, two-, or three-year goals that can encompass only a limited and selective portion of our objectives and that can reward executives with above-target payouts even when the stock price remains flat or declines;

•
It strongly and directly aligns our executives’ compensation with the returns we deliver to shareholders; and

•
It works, having allowed us to:

✓
attract and retain incredibly talented people who have guided our business through countless challenges;

✓
develop our business in ways that we could not have conceived a few years earlier, including initiatives that later became AWS, Kindle, Alexa, Fulfillment by Amazon, Marketplace, and Prime Video;

✓
make long-term commitments to sustainability and other environmental, social, and human capital initiatives and goals; and

✓
drive strong long-term returns to our shareholders.

We recognize that our executive compensation program differs from the approach used by many companies and that some models used to assess absolute and relative pay-for-performance do not accommodate our program, due to those models’ focus on the amounts reported in the Summary Compensation Table. But we believe, and through our shareholder engagement many of our investors have acknowledged, that our equity awards vesting over five or six years or longer help drive long-term performance and therefore align pay with performance and shareholder value more effectively than cash or equity programs that tie target and above-target payouts to discrete short-term results.
Because our approach focuses on realizable compensation vesting over the long term, there are a number of important distinctions that shareholders should consider when assessing the amounts reported in the Summary Compensation Table and when comparing those amounts with amounts reported by other companies:
•
Amazon does not have an annual cash incentive program;

•
Amazon’s practice has been to grant periodic (not annual) equity awards, as opposed to the annual grants made at other companies;

•
Amazon’s equity awards vest over five or more years, in contrast to typical three- or four-year vesting at other companies;

•
The vesting schedule of Amazon’s periodic equity awards is not pro-rata over the life of the award, but is typically back-end weighted; and

•
Amazon’s equity awards do not allow for more shares to be issued than valued in the Summary Compensation Table (i.e., Amazon does not provide for “above-target” share vesting).

We have carefully considered the productive discussions we have had with our shareholders, the broad support for our compensation practices from our shareholders and others in the last couple of years, and the alternative compensation structures used by other companies, including reviewing realized compensation at other companies. From those considerations, we have determined that, based on how we run our business and what we have achieved, our executive compensation program works best for our business and is operating exactly as intended, supporting our culture and our performance, and aligning executives’ interests with both near-term and long-term shareholder returns.

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Our Compensation Design
Our simple executive compensation program has a number of unique features that reflect our goals and philosophy:
•
We do not tie cash or equity compensation to one or a few discrete performance goals. To have a culture that relentlessly pursues invention and is focused on building shareholder value, not just for the current year, but five, ten, or even twenty years from now, we must encourage experimentation and long-term thinking. By definition, this means we do not know in advance exactly what will work. We do not select one or a few discrete goals that address one-, two-, or three-year performance horizons because we do not want employees to focus on short-term returns or isolated criteria at the expense of long-term growth, a broad perspective, and constant innovation and reinvention. Instead, to align our executives with long-term value creation, we compensate them primarily with restricted stock unit awards that have long vesting periods, generally five years or more. We believe our consistent focus on performance across the enterprise over the long term has served our Company and our shareholders well. AWS, Kindle, Alexa, Fulfillment by Amazon, Marketplace, Prime Video, and The Climate Pledge might not exist today if our horizons were constrained by discrete short-term performance goals.

•
We focus on long-term shareholder value that is realized by stock price appreciation. When we set our executives’ target compensation for periodic grants, we do not focus on the accounting value of awards that will be reported in the Summary Compensation Table and elsewhere in our proxy statement (which does not take into account the awards’ long-term and back-end weighted vesting terms and our historical practice of making grants every other year), but instead on the actual, multi-year vesting schedule and potential realizable compensation attributable to all of an executive’s stock awards. In valuing potential realizable compensation, we assume a fixed annual increase in the stock price, meaning that our executives’ compensation will be negatively impacted if our stock price is flat or declines, and is favorably impacted if the stock performs beyond the initial stock price assumption. The alignment between our executives’ compensation and our stock price performance encourages executives to seek out, develop, and pursue initiatives that focus on serving our customers and other stakeholders, and to reflect a long-term view for thinking about our operations holistically and contributing to initiatives across the Company.

•
We provide long-term visibility into compensation opportunities. We believe that establishing long-term compensation visibility for our executive team is an important way to foster an owner’s mindset from day one, and is also an important way to encourage bold, long-term decisions that will lead to innovation—decisions that may not be rewarded, and may possibly even be punished, in traditional incentive programs. We understand that our long vesting schedules, especially for our CEO, are unusual among public companies, but we believe this lends great strength to our program and helps make it among the most shareholder-aligned. Our long-term approach to performance and compensation has helped to retain our talent even during periods of short-term stock price volatility.

•
We do not provide severance or retirement benefits or accelerate vesting upon termination or retirement. All of our named executive officers are employed on an at-will basis. We do not maintain supplemental executive retirement or other nonqualified deferred compensation plans, cash severance programs, or change-in-control benefits for our executive officers (except for the limited situation that restricted stock units would vest if not assumed by an acquiror following a change in control and limited vesting of restricted stock units held by all employees other than the CEO upon death). If an executive terminates employment or retires, all unvested equity is forfeited.

•
We do not maintain executive compensation plans other than our stock plan. We generally do not provide cash bonuses other than in a new-hire context and do not have an annual incentive program. As a result, our executives’ compensation is easy for us to present to shareholders and easy for shareholders to understand and assess. There is no need for shareholders to be concerned with the selection or rigor of performance goals or to parse through overly complicated payout formulas and dense descriptions of complicated “total rewards” programs. Our executives’ compensation is tied to our shareholder returns, period.

Because of these features, our executive compensation is highly transparent and, as shown in the Pay Versus Performance presentation on page 60, strongly aligned with shareholder value. Unlike executive compensation at other companies, where vaguely stated performance conditions and above-target payouts result in opaque and unpredictable compensation unrelated to stock price and shareholder value, shareholders can look at our executives’ restricted stock unit holdings and know exactly how many shares will be delivered when they vest and know that the value of those shares will align with our stock price performance.

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Alignment with Performance
We share the view expressed by the Council of Institutional Investors, Norges Bank Investment Management, and others that tying stock and cash award payouts to a handful of discrete performance criteria is a major source of complexity and confusion in executive pay and results in executive compensation arrangements that lack transparency and often do not align with long-term performance. At companies that grant performance-vested equity, shareholders are not able to assess the value of the awards at grant or how much executives may realize when the awards vest, because shareholders cannot assess the difficulty of the performance criteria applicable to those awards. The performance criteria are often not disclosed, and compensation committees often have discretion to set aside performance results or adjust results to provide for above-target vesting of awards. A 2019 study that appeared in Columbia Business School’s Journal of Applied Corporate Finance observed that performance-vested stock awards introduce “short-termism” in management behavior, even if vesting is based on multi-year performance criteria, because executives focus on the goals being rewarded in the current year. In contrast, our executive compensation program, anchored on periodic grants of time-vested restricted stock units that vest over the long term, is simple and transparent. We do not leverage or increase share awards to provide “above-target” or windfall payouts based on whether one or a few discrete goals were met, and the only way in which our executives can earn “above-target” compensation is to enhance our long-term share value, which benefits all shareholders.
Recent studies support our compensation philosophy and practice. For example, a 2026 study by compensation consultant Marc Hodak, Andrew W. Lo and Chaoyi Zhao of MIT, and Austin Starkweather of the University of Tennessee, entitled “Underperformance of Performance Shares,” found that “firms that use [performance share units (“PSUs”)] experience negative returns throughout the PSU’s lifecycle compared to firms that do not use PSUs,” while “firms using time-based awards demonstrate no such underperformance.” The authors concluded that their study “lend[s] support to proposals that emphasize simpler, longer-horizon equity ownership over intricate performance vesting.” In commentary published in 2024 on the Harvard Law School Forum on Corporate Governance website, Norges Bank Investment Management reported that U.S. companies in its portfolio that granted performance-vesting equity had higher reported and realized compensation and significantly lower total shareholder returns (“TSR”) than U.S. companies that granted only time-vested equity awards.
We are also pleased that, based on feedback from its policy surveys and compensation policy roundtables, ISS revised its benchmark voting policy for 2026 to view time-based equity awards with extended time horizons, like the restricted stock unit awards we grant to our executives, positively.
We believe that focusing on restricted stock unit awards with long-term vesting provisions is the best way for a dynamic and growth-oriented company like Amazon to align executive pay with long-term performance and shareholder value. In our view, selecting a handful of discrete performance metrics as a basis for vesting or paying out compensation is fraught with the risk of improperly influencing or constraining long-term performance and inhibiting innovation. For example, in 1997, had we adopted performance measures appropriate for a bookseller, we may have inadvertently discouraged our employees from investing their time and energy in initiatives that later became AWS, Kindle, Alexa, Fulfillment by Amazon, Marketplace, and Prime Video. To remain a highly innovative and nimble company that is able to respond rapidly to dynamic market conditions and dramatic change—such as was required during the Covid-19 pandemic and in response to the recent surge in demand for AI-supported services—Amazon needs to be able to shift course rapidly without executives being preoccupied with near-term performance criteria that might run counter to business needs.
Tying compensation to specific business performance measures also could discourage employee mobility across our businesses and, in particular, deter high-performing employees from taking important and challenging roles in businesses that could benefit most from their leadership. In addition, given the unique nature of Amazon, the diversity of our operations and initiatives, and the dynamic and evolving nature of our business, standardized industry indices are either too broad—taking into account industries that are not reflected in the Company’s operations—or too narrow to serve as relevant comparisons for benchmarking company performance or for comparing TSR, as reflected in the Leadership Development and Compensation Committee’s experience in selecting peer companies for target compensation comparisons, as discussed below under “Compensation Governance; Compensation Committee Process.” For example, benchmarking performance against a technology index might have proven a disincentive to building our own devices, developing our own movies and TV shows, or innovating shipping and delivery methods. A customized index locks in a business profile at a point in time, which may deter employees from developing and pursuing initiatives that do not fit into that mold, or would require adjustment over time given the five year or greater time horizons over which our executives’ equity awards vest, which could create the appearance of gamesmanship or moving targets. Our compensation program allows and encourages us to innovate.

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We believe our executive compensation program works well for our employees and for our shareholders. For example, as of the end of 2025, our stock price had increased approximately 9,691% over twenty years (a compound annual growth rate of 26%), 583% over ten years, 42% over five years, and 175% over three years. This does not mean that our stock price increased on a year-over-year basis each of these years; for example, in 2014, our stock declined by 22%, and in 2022 our stock declined by 50%. As shown on the Pay Versus Performance presentation on page 60, the Compensation Actually Paid to our executives is directly impacted by our stock price performance.
Our Shareholder Engagement
We continued our shareholder engagement throughout 2025, including following the 2025 Annual Meeting. As discussed earlier in this proxy statement, since the beginning of 2025, we have engaged with 66 of our 100 largest unaffiliated shareholders, as well as with numerous other shareholders. Our lead independent director participated in one-on-one or small group meetings with shareholders owning more than 22% of our stock. Shareholders had the opportunity to discuss executive compensation during these meetings, although most prioritized discussions of other topics like business strategy, performance, and environmental and social topics. Most of the discussion around our executive compensation, consistent with prior years, related to whether our program appropriately aligns executive compensation to performance, which we addressed above. The Leadership Development and Compensation Committee carefully considers the results of our shareholders’ advisory vote approving the compensation of our named executive officers as well as input we receive from shareholders and analyses by proxy advisory firms, and remains responsive to shareholders regarding our executive compensation program.
2025 Compensation Decisions
Base Salaries
Base salaries for named executive officers are designed to provide a minimum level of cash compensation and to be significantly less than those paid to senior leadership at similarly situated companies. The base salary for each of our named executive officers was $365,000, except that Mr. Bezos’s salary was $81,840. Due to Mr. Bezos’s substantial ownership in Amazon, Mr. Bezos requested not to receive additional compensation and has never received annual cash compensation in excess of his current amount.
Annual Bonuses
None of the named executive officers received an annual incentive or cash bonus in 2025.
Stock-Based Compensation
As discussed above, the primary component of a named executive officer’s total compensation is stock-based compensation in order to closely tie total compensation to long-term shareholder value. Accordingly, named executive officers receive sizeable stock-based awards at the time of hire and are also eligible for stock-based awards in connection with promotions and on a periodic basis.
Since late 2002, we have used restricted stock units as our primary stock-based compensation vehicle and have granted periodic awards to our executive officers on an every-other-year basis. We believe that restricted stock units align the long-term interests of named executive officers and shareholders and help efficiently manage overall shareholder dilution from stock awards. These restricted stock unit awards generally vest over a period of five years or more. Vesting does not accelerate as a result of termination of employment or retirement.
Because our compensation program is designed to reward long-term performance and operate over many years, named executive officers typically do not receive periodic stock-based awards every year. When we set our executives’ target compensation for these periodic grants, we assume a fixed annual increase in the stock price so that our executives’ compensation will be negatively impacted if our stock price is flat or declines. Annual total compensation as reported in the Summary Compensation Table below includes the entire fair value as of the grant date of a stock award granted in that

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year, without regard to the fact that the grant vests over a number of years and without regard to the fact that our past practice has been to make periodic grants every other year and not annually. Unlike equity awards at some companies, stock awards cannot payout for an “above-target” number of shares. As a result of these features, a named executive officer’s total compensation as reported in the Summary Compensation Table will be higher in years in which he or she receives a grant compared to years in which he or she does not receive a grant, and may not be comparable to amounts reported by other companies. In contrast, as discussed above, when approving new equity awards, the Leadership Development and Compensation Committee does not focus on the aggregate grant date fair value that is required to be reported in the Summary Compensation Table under SEC rules, but instead evaluates the annual value of the awards that will vest in future years under various stock price scenarios, taking into account the named executive officer’s cash compensation and the projected annual value of pre-existing stock-based compensation vesting in those subsequent years, if any.
Due to Mr. Bezos’s substantial stock ownership, he believes he is appropriately incentivized and his interests are appropriately aligned with shareholders’ interests. Accordingly, Mr. Bezos has never received any stock-based compensation from Amazon.
The total number of restricted stock units granted to our named executive officers during the three-year period from 2023 to 2025 represented on average (i) 0.22% of the total number of restricted stock units granted to all employees during the same three-year period and (ii) less than 0.01% of the weighted-average number of shares outstanding for the same three-year period.
2025 Compensation of Our Named Executive Officers
In 2025, the Leadership Development and Compensation Committee did not grant restricted stock unit awards to any of the named executive officers, in line with our compensation philosophy and based on the Committee’s consideration of the factors discussed above. Accordingly, our named executive officers’ realized compensation for 2025 was attributable primarily to vesting of restricted stock unit awards granted in prior years. Because a portion of their restricted stock units vest in each quarter during the year, our named executive officers’ realized compensation reflects our stock price performance over the course of the year, instead of on a single vesting date in the year, further aligning with our shareholders’ interests.
As shown in the graph below, Mr. Jassy’s 2025 realized compensation (salary plus “all other compensation” as reported in the Summary Compensation Table, plus value of stock vested during the year) increased compared to 2024 due to our stock price performance, partially offset by a 5% decrease in the number of restricted stock units vesting during the year. Mr. Jassy’s 2024 realized compensation increased compared to 2023 due to our stock price performance, partially offset by a 6% decrease in the number of restricted stock units vesting during the year.

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Mr. Garman’s 2025 realized compensation increased compared to 2024 due to our stock price performance and a 23% increase in the number of shares vesting. Mr. Garman had lower realized compensation in 2024 compared to his predecessor in 2023, notwithstanding our strong stock price performance, due to a lower number of shares vesting.
Mr. Herrington’s 2025 realized compensation increased compared to 2024 due to our stock price performance, partially offset by a 4% decrease in the number of restricted stock units vesting during the year. Mr. Herrington’s 2024 realized compensation increased compared to 2023 due to our stock price performance, partially offset by a 24% decrease in the number of restricted stock units vesting during the year.
The Leadership Development and Compensation Committee believes that the realized compensation of these named executive officers is competitive and appropriately reflects the scope of our executives’ responsibilities and the alignment of

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our compensation program with shareholders’ interests. For Messrs. Garman and Herrington, the Committee takes into account their responsibilities managing operations that are equivalent in size to operations managed by chief executive officers of many other Fortune 100 companies.
Other Compensation and Benefits
Named executive officers receive additional compensation in the form of vacation, medical, 401(k), and other benefits generally available to all of our employees. In addition, in light of our Company’s and our executives’ prominence, we provide security for certain of our named executives, including security in addition to that provided at business facilities and during business-related travel. We believe that all Company-incurred security costs are reasonable and necessary and for the Company’s benefit. The Leadership Development and Compensation Committee annually reviews the amount and nature of executive officers’ security expenses. Reportable security expenses are included in the “All Other Compensation” column of the Summary Compensation Table. Amazon’s policy is that it does not provide other perquisites to our named executive officers.
Compensation Governance
Compensation Committee Process
The Leadership Development and Compensation Committee may engage compensation consultants but did not do so in 2025. In evaluating the compensation of our named executive officers in 2025, the Committee reviewed and discussed peer company compensation benchmarking information from third-party surveys, including compensation data for retail, Internet, technology, and media companies such as Alphabet, Apple, Cisco, Costco, Disney, Intel, Kroger, Meta, Microsoft, Netflix, Oracle, Salesforce, Target, UPS, and Walmart.
Restricted stock unit grant amounts and vesting for named executive officers are established by the Leadership Development and Compensation Committee after receiving recommendations from the Senior Vice President, People eXperience and Technology, and the CEO. Generally, the Leadership Development and Compensation Committee considers whether to make periodic grants to executive officers in connection with our annual performance and compensation review process, which normally occurs between January and April. The Leadership Development and Compensation Committee exercises discretion in determining executive officers’ compensation and does not require that compensation be set at a specific level relative to what is reflected in survey data that it reviews.
For new hire, promotion, and periodic restricted stock unit awards, the Senior Vice President, People eXperience and Technology, and the CEO develop grant recommendations to set a total compensation target for each named executive officer by evaluating a variety of factors, such as the compensation of similarly situated senior executives at Amazon and at other companies with which we compete for talent, past contributions to performance, and expected contributions to our future success, and then designing restricted stock unit awards to help meet those total compensation targets. As discussed above, this evaluation also takes into account the named executive officer’s cash compensation and the estimated value of pre-existing stock-based compensation vesting in subsequent years, if any, and stock price appreciation assumptions.
Clawback Policy
We have a compensation clawback policy that permits us to recover equity and cash bonuses from current and former named executive officers and other members of senior management if they engage in fraud or intentional misconduct that causes or contributes to a restatement of our financial statements. In addition, the policy provides for recovery of any incentive-based compensation, as defined under SEC and Nasdaq rules, in the event we are required to prepare an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the federal securities laws.
Anti-Hedging Policy
Under our trading policies, directors, executive officers, and other employees above a specified level, as well as persons sharing their households, are prohibited from engaging in any speculative, hedging, or derivative security transaction that

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primarily involves or references Amazon securities. Other employees are prohibited from engaging in such hedging transactions unless they confirm that they satisfy certain conditions, including that they are not in possession of material non-public information, and that the arrangement expires or settles automatically at least six months after the date entered into with no discretion by the employee as to the timing or manner of settlement.
Leadership Development and Compensation Committee Report
The Leadership Development and Compensation Committee, which is composed solely of independent members of the Board of Directors, assists the Board in fulfilling its oversight responsibility relating to, among other things, establishing and reviewing compensation of the Company’s executive officers. The Leadership Development and Compensation Committee reviewed and discussed with management the Company’s Compensation Discussion and Analysis and, based on the review and discussion, recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
The Leadership Development and Compensation Committee
Edith W. Cooper
Daniel P. Huttenlocher
Andrew Y. Ng

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Summary Compensation Table
The following table sets forth for the year ended December 31, 2025 the compensation reportable for the named executive officers, as determined by SEC rules.
2025 Summary Compensation Table
Name and Principal Position	Year	Salary	Stock Awards(1)	All Other Compensation	Total
Andrew R. Jassy President and Chief Executive Officer	2025	$365,000	$—	$1,704,861(2)	$2,069,861
	2024	365,000	—	1,231,889	1,596,889
	2023	365,000	—	992,764	1,357,764
Jeffrey P. Bezos Founder and Executive Chair	2025	81,840	—	1,600,000(3)	1,681,840
	2024	81,840	—	1,600,000	1,681,840
	2023	81,840	—	1,600,000	1,681,840
Brian T. Olsavsky SVP and Chief Financial Officer	2025	365,000	—	7,000(4)	372,000
	2024	365,000	25,345,706	6,900	25,717,606
	2023	365,000	—	6,600	371,600
Matthew S. Garman CEO Amazon Web Services	2025	365,000	—	252,281(2)	617,281
	2024	358,750	32,796,343	25,525	33,180,619
Douglas J. Herrington CEO Worldwide Amazon Stores	2025	365,000	—	60,365(2)	425,365
	2024	365,000	33,807,522	21,435	34,193,958
	2023	365,000	—	29,231	394,231
David A. Zapolsky SVP, Chief Global Affairs & Legal Officer	2025	365,000	—	7,000(4)	372,000
	2024	365,000	25,345,706	6,900	25,717,606
	2023	365,000	—	6,600	371,600

(1)
Stock awards are reported at aggregate grant date fair value in the year granted, as determined under applicable accounting standards. Grant date fair value for restricted stock units is determined based on the number of shares granted multiplied by the average of the high and the low trading price of common stock of the Company on the grant date, without regard to the fact that the grants vest over a number of years. See Note 1, “Description of Business, Accounting Policies, and Supplemental Disclosures—Stock-Based Compensation,” in Item 8, “Financial Statements and Supplementary Data,” in our 2025 Annual Report on Form 10-K.

(2)
Reflects the value of cash and/or shares of common stock we contributed to the named executive officer’s account in our 401(k) plan and the approximate aggregate incremental cost to Amazon of security arrangements in addition to security arrangements provided at business facilities and for business travel ($1,697,861, $245,281, and $53,365 for Messrs. Jassy, Garman, and Herrington, respectively). We believe that all Company-incurred security costs are reasonable and necessary and for the Company’s benefit.

(3)
Represents the approximate aggregate incremental cost to Amazon of security arrangements for Mr. Bezos in addition to security arrangements provided at business facilities and for business travel. We believe that all Company-incurred security costs are reasonable and necessary and for the Company’s benefit, and that the amount of the reported security expenses for Mr. Bezos is especially reasonable in light of his low salary and the fact that he has never received any stock-based compensation.

(4)
Represents the value of cash and/or shares of common stock we contributed to the named executive officer’s account in our 401(k) plan.

Grants of Plan-Based Awards
The Company did not grant stock or other plan-based awards to the named executive officers in 2025.

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Outstanding Equity Awards and Stock Vested
The following table sets forth information concerning the outstanding stock awards held at December 31, 2025 by the named executive officers.
Outstanding Equity Awards at 2025 Fiscal Year-End
Name	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)
Andrew R. Jassy Restricted stock units	1,049,680(2)	$242,287,138
Jeffrey P. Bezos	—	—
Brian T. Olsavsky Restricted stock units	207,335(3)	47,857,065
Matthew S. Garman Restricted stock units	271,272(4)	62,615,003
Douglas J. Herrington Restricted stock units	339,551(5)	78,375,162
David A. Zapolsky Restricted stock units	207,335(6)	47,857,065

(1)
Reflects the closing market price of our common stock on December 31, 2025, $230.82, multiplied by the number of restricted stock units that were not vested as of December 31, 2025.

(2)
Reflects shares of our common stock subject to: (a) a restricted stock unit award that vested as to 24,680 shares on February 21, 2026; and (b) a restricted stock unit award that vested as to 25,000 shares on February 21, 2026; and vesting as follows, assuming continued employment: 50,000 shares on each of May 21, 2026, August 21, 2026, November 21, 2026, February 21, 2027, May 21, 2027, August 21, 2027, November 21, 2027, February 21, 2028, May 21, 2028, August 21, 2028, November 21, 2028, February 21, 2029, May 21, 2029, August 21, 2029, November 21, 2029, February 21, 2030, May 21, 2030, August 21, 2030, November 21, 2030, and February 21, 2031.

(3)
Reflects shares of our common stock subject to: (a) a restricted stock unit award that vested as to 8,780 shares on February 21, 2026; (b) a restricted stock unit award that vested as to 3,920 shares on February 21, 2026; and vesting as follows, assuming continued employment: 9,920 shares on May 21, 2026; 9,900 shares on each of August 21, 2026, November 21, 2026, and February 21, 2027; 7,640 shares on May 21, 2027; and 7,620 shares on each of August 21, 2027, November 21, 2027, and February 21, 2028; and (c) a restricted stock unit award that vested as to 5,049 shares on February 21, 2026; and vesting as follows, assuming continued employment: 5,530 shares on each of May 21, 2026, August 21, 2026, and November 21, 2026; 5,529 shares on February 21, 2027; 5,797 shares on each of May 21, 2027 and August 21, 2027; 5,796 shares on each of November 21, 2027 and February 21, 2028; 10,474 shares on each of May 21, 2028, August 21, 2028, and November 21, 2028; 10,473 shares on February 21, 2029; 8,067 shares on each of May 21, 2029 and August 21, 2029; and 8,066 shares on each of November 21, 2029 and February 21, 2030. The number and value of shares that would have vested in the event of death as of December 31, 2025 is 119,758 shares and $27,642,542.

(4)
Reflects shares of our common stock subject to: (a) a restricted stock unit award vesting as follows, assuming continued employment: 4,000 shares on each of May 21, 2026, August 21, 2026, November 21, 2026, and February 21, 2027; (b) a restricted stock unit award that vested as to 6,300 shares on February 21, 2026; and vesting as follows, assuming continued employment: 4,860 shares on each of May 21, 2026, August 21, 2026, November 21, 2026, and February 21, 2027; (c) a restricted stock unit award that vested as to 6,940 shares on February 21, 2026; and vesting as follows, assuming continued employment: 1,500 shares on May 21, 2026; 1,480 shares on each of August 21, 2026, November 21, 2026, and February 21, 2027; 7,980 shares on May 21, 2027; and 7,960 shares on each of August 21, 2027, November 21, 2027, and February 21, 2028; (d) a restricted stock unit award vesting as follows, assuming continued employment: 13,500 shares on each of May 15, 2026 and May 15, 2028; and (e) a restricted stock unit award that vested as to 7,643 shares on February 21, 2026; and vesting as follows, assuming continued employment: 7,836 shares on each of May 21, 2026, August 21, 2026, and November 21, 2026; 7,835 shares on February 21, 2027; 7,845 shares on each of May 21, 2027 and August 21, 2027; 7,844 shares on each of November 21, 2027 and February 21, 2028; 12,344 shares on each of May 21, 2028, August 21, 2028, and November 21, 2028; 12,343 shares on February 21, 2029; 9,514 shares on May 21, 2029; and 9,513 shares on each of August 21, 2029, November 21, 2029, and February 21, 2030. The number and value of shares that would have vested in the event of death as of December 31, 2025 is 154,540 shares and $35,670,923.

(5)
Reflects shares of our common stock subject to: (a) a restricted stock unit award that vested as to 9,760 shares on February 21, 2026; (b) a restricted stock unit award vesting as follows, assuming continued employment: 7,500 shares on each of May 21, 2026, August 21, 2026, November 21, 2026, and February 21, 2027; (c) a restricted stock unit award that vested as to 3,500 shares on February 21, 2026; and vesting as follows, assuming continued employment: 2,860 shares on May 21, 2026; 2,840 shares on each of August 21, 2026, November 21, 2026, and February 21, 2027; 7,980 shares on May 21, 2027; and 7,960 shares on each of August 21, 2027, November 21, 2027, and February 21, 2028; (d) a restricted stock unit award that vested as to 11,959 shares on February 15, 2026;

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EXECUTIVE COMPENSATION
and vesting as follows, assuming continued employment: 9,353 shares on May 15, 2026; 9,352 shares on each of August 15, 2026, November 15, 2026, and February 15, 2027; 7,218 shares on each of May 15, 2027, August 15, 2027, and November 15, 2027; and 7,217 shares on February 15, 2028; and (e) a restricted stock unit award that vested as to 3,827 shares on February 21, 2026; and vesting as follows, assuming continued employment: 5,565 shares on each of May 21, 2026, August 21, 2026, and November 21, 2026; 5,564 shares on February 21, 2027; 6,785 shares on May 21, 2027; 6,784 shares on each of August 21, 2027, November 21, 2027, and February 21, 2028; 17,162 shares on each of May 21, 2028 and August 21, 2028; 17,161 shares on each of November 21, 2028 and February 21, 2029; 13,236 shares on each of May 21, 2029, August 21, 2029, and November 21, 2029; and 13,235 shares on February 21, 2030. The number and value of shares that would have vested in the event of death as of December 31, 2025 is 196,001 shares and $45,240,951.
(6)
Reflects shares of our common stock subject to: (a) a restricted stock unit award that vested as to 8,780 shares on February 21, 2026; (b) a restricted stock unit award that vested as to 3,920 shares on February 21, 2026; and vesting as follows, assuming continued employment: 9,920 shares on May 21, 2026; 9,900 shares on each of August 21, 2026, November 21, 2026, and February 21, 2027; 7,640 shares on May 21, 2027; and 7,620 shares on each of August 21, 2027, November 21, 2027, and February 21, 2028; and (c) a restricted stock unit award that vested as to 5,049 shares on February 21, 2026; and vesting as follows, assuming continued employment: 5,530 shares on each of May 21, 2026, August 21, 2026, and November 21, 2026; 5,529 shares on February 21, 2027; 5,797 shares on each of May 21, 2027 and August 21, 2027; 5,796 shares on each of November 21, 2027 and February 21, 2028; 10,474 shares on each of May 21, 2028, August 21, 2028, and November 21, 2028; 10,473 shares on February 21, 2029; 8,067 shares on each of May 21, 2029 and August 21, 2029; and 8,066 shares on each of November 21, 2029 and February 21, 2030. The number and value of shares that would have vested in the event of death as of December 31, 2025 is 119,758 shares and $27,642,542.

Stock Vested in 2025
The following table sets forth information concerning stock awards that vested during the last fiscal year with respect to the named executive officers.
	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Andrew R. Jassy	201,000	$43,235,494
Jeffrey P. Bezos	—	—
Brian T. Olsavsky	67,870	14,593,140
Matthew S. Garman	77,989	16,765,656
Douglas J. Herrington	116,171	25,477,146
David A. Zapolsky	67,870	14,593,140

(1)
Amount is the number of shares of stock acquired upon vesting multiplied by the closing market price of our common stock on the vesting date (or the preceding trading day if the vesting date was not a trading day).

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EXECUTIVE COMPENSATION
Potential Payments Upon Termination of Employment or Change-in-Control
Termination and Change-in-Control Agreements or Arrangements
We do not have any contracts, agreements, or arrangements with any of our named executive officers providing for additional benefits or payments in connection with a termination of employment, change in job responsibility, or change-in-control. Upon termination of employment for any reason other than death, all unvested restricted stock units expire.
Restricted stock units held by any employee other than the CEO vest upon death to the extent they otherwise were scheduled to vest within two years. The number of shares and dollar value of the unvested stock-based awards held by named executive officers other than the CEO that would have vested based on the closing price of our common stock of  $230.82 on December 31, 2025 is set forth in notes (3) through (6) of the “Outstanding Equity Awards at 2025 Fiscal Year-End” table.
Change-in-Control Provisions of 1997 Plan
In the event of  (i) the merger or consolidation in which we are not the surviving corporation pursuant to which shares of common stock are converted into cash, securities, or other property (other than a merger in which holders of common stock immediately before the merger have the same proportionate ownership of the capital stock of the surviving corporation immediately after the merger), (ii) the sale, lease, exchange, or other transfer of all or substantially all of our assets (other than a transfer to a majority-owned subsidiary), or (iii) the approval by the holders of common stock of any plan or proposal for our liquidation or dissolution (each a “Corporate Transaction”), the Leadership Development and Compensation Committee will determine whether provision will be made in connection with the Corporate Transaction for the assumption of stock-based awards under the 1997 Plan or the substitution of appropriate new awards covering the stock of the successor corporation or an affiliate of the successor corporation. If the Leadership Development and Compensation Committee determines that no such assumption or substitution will be made, vesting of outstanding awards under the 1997 Plan will automatically accelerate so that such awards become 100% vested immediately before the Corporate Transaction. On a hypothetical basis, assuming the Leadership Development and Compensation Committee had made such a determination in a Corporate Transaction that closed on December 31, 2025, the dollar value of the unvested stock-based awards held by named executive officers that would have vested based on the closing price of our common stock of  $230.82 on December 31, 2025 is set forth in the “Outstanding Equity Awards at 2025 Fiscal Year-End” table.

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EXECUTIVE COMPENSATION
Pay Versus Performance Table
The following table and accompanying description set forth information for the past five fiscal years regarding compensation as calculated under SEC rules and certain financial performance measures specified under SEC rules.
Pay Versus Performance
Year	Summary Compensation Table Total		Compensation Actually Paid		Average Summary Compensation Table Total for Non-CEO NEOs	Average Compensation Actually Paid to Non-CEO NEOs(1)	Value of Initial $100 Investment Based On:			Amazon Net Income (in millions)
	for First CEO (Bezos)	for Second CEO (Jassy)	to First CEO (Bezos)	to Second CEO (Jassy)			Amazon Total Shareholder Return	Peer Group Total Shareholder Return
								NYSE Tech	S&P Retail
2025	N/A	$2,069,861	N/A	$13,205,807	$693,697	$2,848,438	$142	$197	$155	$77,670
2024	N/A	1,596,889	N/A	92,371,410	25,795,963	25,724,704	135	143	149	59,248
2023	N/A	1,357,764	N/A	109,566,048	648,501	19,774,578	93	116	112	30,425
2022	N/A	1,298,723	N/A	(147,737,654)	24,474,600	(1,202,006)	52	69	78	(2,722)
2021	$1,681,840	212,701,169	$1,681,840	208,002,373	34,463,624	35,578,404	102	117	119	33,364

(1)
The Company’s Non-CEO NEOs in 2025 were Jeffrey P. Bezos, Brian T. Olsavsky, Matthew S. Garman, Douglas J. Herrington, and David A. Zapolsky; in 2024, they were Mr. Bezos, Mr. Olsavsky, Mr. Garman, Mr. Herrington, Mr. Zapolsky, and Adam N. Selipsky; in 2023 and 2022, they were Mr. Bezos, Mr. Olsavsky, Mr. Herrington, Mr. Selipsky, and Mr. Zapolsky; and in 2021, they were Mr. Olsavsky, David H. Clark, Mr. Selipsky, and Mr. Zapolsky.

The table above shows for each year covered by the table:
•
The “Total Compensation” reported in the Summary Compensation Table and the “Compensation Actually Paid,” as defined by SEC rules, for (1) Jeffrey P. Bezos, who served as our principal executive officer from January 1, 2021 through July 4, 2021 (the “First CEO”), (2) Andrew R. Jassy, who has served as our principal executive officer since July 5, 2021 (the “Second CEO”), and (3) all of our named executive officers in each covered year other than the principal executive officer (the “Non-CEO NEOs”), expressed as an average;

•
The TSR of our common stock, the NYSE Technology Index, and the S&P 500 Consumer Discretionary Distribution & Retail Index (formerly known as the S&P 500 Retailing Index), expressed as a dollar value assuming a $100 investment on December 31, 2020 and, except in the case of the NYSE Technology Index, assuming the reinvestment of any dividends; and

•
Our net income (rounded to the nearest million dollars). Consistent with SEC guidance, no additional performance measures are shown because, as discussed in the Compensation Discussion and Analysis, the Company does not use any financial performance measures to link executive compensation to company performance since our executives’ compensation is tied directly to the creation of shareholder value, as reflected by changes in our TSR.

“Compensation Actually Paid” is an SEC-defined term and differs from an executive’s “take home pay” and W-2 income as determined for tax purposes. It includes amounts that may not be earned until future years (if and when equity awards actually vest) and that will be forfeited if the executive quits, retires, or is fired before equity awards vest.
As required by SEC rules, “Compensation Actually Paid” is equal to (1) Salary and All Other Compensation, as reported in the Summary Compensation Table (equal to the Summary Compensation Table Total Compensation minus Row A in the table below), plus (2) the fair value of restricted stock unit awards granted to an executive during the year, if any, valued as of the end of the year or as of the vest date to the extent they vested in the year of grant (Row B in the table below), adjusted for (3) the effect of any increase or decrease in the price of our common stock on the value of unvested restricted stock unit awards granted to our executives in prior years, measured from the end of the prior year through the restricted stock units’ vesting dates for awards that vested during the year (Row C in the table below) or through the end of the year for awards that remained unvested at the end of the year (Row D in the table below), and minus (4) the fair value of unvested restricted stock unit awards granted to our executives in prior years that were forfeited during the year, valued as of the end of the prior year (if applicable).

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EXECUTIVE COMPENSATION
A reconciliation between Summary Compensation Table Total Compensation and Compensation Actually Paid for 2025 is set forth below. The proxy statements for our 2025, 2024, and 2023 Annual Meetings of Shareholders include corresponding information for fiscal years 2024, 2023, and 2021 through 2022, respectively. The fair value of all equity awards is based on the closing price of our common stock on the vesting or valuation date (or the preceding trading day if such date was not a trading day).
	Jassy 2025	2025 Average for Non-CEO NEOs
Summary Compensation Table Total Compensation	$2,069,861	$693,697
A (Minus) Grant Date Fair Value of Awards Granted During the Year	N/A	N/A
B Plus Fair Value as of Year-End of Equity Awards Granted During the Year	N/A	N/A
C Plus (Minus) Change from Prior Year-End in Fair Value of Awards That Vested During the Year	(861,896)	(189,536)
D Plus (Minus) Year-over-Year Change in Fair Value of Unvested Awards Granted in Prior Years	11,997,842	2,344,277
Compensation Actually Paid	$13,205,807	$2,848,438
Description of Pay Versus Performance Data
As discussed in more detail in the Compensation Discussion and Analysis, our executive compensation program prioritizes stock-based compensation that vests over many years and encourages motivated, customer-centric employees to think and act like owners, because they are owners. Accordingly, we do not tie cash or equity compensation to one or a few discrete performance goals, and instead we focus on long-term shareholder value that is realized by share price appreciation. When we set our executives’ target compensation for periodic restricted stock unit grants, we assume a fixed annual increase in the stock price so that our executives’ compensation is negatively impacted if our stock price is flat, declines, or otherwise performs below the initial stock price assumption, and is favorably impacted if the stock performs beyond the initial stock price assumption. Because of these features, our executive compensation is highly transparent and strongly aligned with shareholder value, as shown in the tables below.
Relationship between Compensation Actually Paid and Amazon’s TSR
The restricted stock unit awards granted to our named executive officers generally carry long-term vesting schedules, as described above in the Compensation Discussion and Analysis. As a result, our share price performance as reflected in our TSR directly and significantly affects Compensation Actually Paid. Thus, as shown in the graphic below, in 2025 when our share price TSR was up approximately 5% for the year, our CEO’s Compensation Actually Paid was approximately $13.2 million, primarily reflecting the fact that the value of his unvested restricted stock units increased by approximately $12.0 million. In contrast, in 2022 when our TSR declined approximately 50%, our CEO’s Compensation Actually Paid was negative $148 million, reflecting the fact that the value of restricted stock units that vested during the year declined by approximately $9.5 million from those awards’ value at the end of the prior year, and that the value of his unvested restricted stock units declined by more than $139 million. In 2021, Mr. Jassy was granted a unique restricted stock unit award in connection with his promotion to CEO, and more than 80% of the shares subject to that award are scheduled to vest in 2026 through 2031 (years 5 through 10). Thus, the amount actually realized under Mr. Jassy’s 2021 restricted stock unit award, which accounts for substantially all of his 2021 Compensation Actually Paid, was not actually earned by, or paid to, Mr. Jassy in 2021 and instead will depend on and align directly with our future stock price performance over the term of the award. The Leadership Development and Compensation Committee has not granted Mr. Jassy any equity awards since 2021. The Compensation Actually Paid to Mr. Bezos, who served as our CEO in the first half of 2021, consisted of a fixed salary and the value of security arrangements provided for Mr. Bezos. Due to Mr. Bezos’s substantial stock ownership, he believes he is appropriately incentivized and his interests are appropriately aligned with shareholders’ interests. Accordingly, Mr. Bezos has never received any stock-based compensation or any cash compensation from Amazon other than his salary.

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EXECUTIVE COMPENSATION
Similarly, as shown in the graphic below, the change in the fair value of restricted stock unit awards held by our Non-CEO NEOs (Rows C and D in the table above) closely aligns with year-over-year changes in our TSR. Restricted stock unit awards granted as new-hire, promotion, or periodic awards and restricted stock unit awards forfeited in 2021 through 2025 were the other primary elements affecting Compensation Actually Paid for those years. The amounts actually realized under those awards depends on and aligns with our stock price performance over the terms of the awards.
The graphic below shows the relationship between the two primary elements of Compensation Actually Paid (“CAP”) to our CEO and our Non-CEO NEOs—consisting of  (a) the fair value of restricted stock units granted during the year, if any, and (b) the change in fair value of restricted stock units granted in prior years—in each case compared to Amazon’s TSR over the past five fiscal years.
CEO CAP vs. Amazon’s TSR
Non-CEO NEOs CAP vs. Amazon’s TSR

Relationship between Compensation Actually Paid and Amazon’s Net Income; Relationship between Amazon’s TSR and Peer Group TSR
We believe that the Pay Versus Performance data shown in the tables and graphics above strongly and clearly demonstrates that our executive compensation program focuses on long-term shareholder value that is realized by share price appreciation. Compensation Actually Paid is not directly related to changes in our net income, since we believe that focusing on one or a few discrete financial performance measures is not an effective means of aligning our executives’ compensation with long-term shareholder value. For example, our net income increased to $77.7 billion for 2025 compared to $59.2 billion for 2024. While our stock price also improved in 2025 compared to the price at the end of 2024, that increase was not proportionate compared to the improvement in net income, reflecting among other things that our 2025 net income was not reported until after the end of the fiscal year. We believe the lack of correlation between our stock price performance and our net income demonstrates the difficulty of selecting financial performance criteria that are as effective in reflecting our overall performance as our share price performance.
Over the past five fiscal years, our share price performed better than one or both of our peer groups over some time periods and has performed worse than the peer groups over other periods. We believe that the alignment between our stock price performance and the elements of Compensation Actually Paid discussed above and the disparity between our

62

EXECUTIVE COMPENSATION
TSR and the TSRs of these two industry peer groups reinforces the considerations, discussed above in the Compensation Discussion and Analysis, that have led the Leadership Development and Compensation Committee to refrain from selecting relative TSR as a performance criteria; specifically, that peer group selections reflect a company’s profile at a particular point in time, which may become inappropriate given the dynamic and evolving nature of Amazon’s operations, particularly in light of the five year or greater time horizons over which our executives’ equity awards vest.

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SECURITIES AUTHORIZED FOR
ISSUANCE UNDER EQUITY
COMPENSATION PLANS
The following table sets forth information concerning our equity compensation plans as of December 31, 2025:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by shareholders	222,498,786(1)	1,025,202,182(2)
Equity compensation plans not approved by shareholders	—	376,259,440
Total	222,498,786	1,401,461,622

(1)
Reflects shares issuable pursuant to restricted stock unit awards, which awards may be granted only under our shareholder-approved 1997 Plan. There is no exercise price associated with a restricted stock unit award. Accordingly, we have not included a column in the table reporting the weighted-average exercise price of outstanding awards.

(2)
The 1997 Plan authorizes the issuance of options and restricted stock unit awards.

Equity Compensation Plans Not Approved by Security Holders
The Board adopted the 1999 Nonofficer Employee Stock Option Plan (the “1999 Plan”) to enable the grant of nonqualified stock options to employees, consultants, agents, advisors, and independent contractors of Amazon and its subsidiaries who are not officers or directors of Amazon. Restricted stock units, our primary form of stock-based compensation since 2002, are not granted from the 1999 Plan. The 1999 Plan, which does not have a fixed expiration date, has not been approved by our shareholders. The Leadership Development and Compensation Committee is the administrator of the 1999 Plan, and as such determines all matters relating to options granted under the 1999 Plan, including the selection of the recipients, the size of the grants, and the conditions to vesting and exercisability. A maximum of 800 million shares of common stock were reserved for issuance under the 1999 Plan.

64

ANNUAL MEETING INFORMATION
General
The enclosed proxy is solicited by the Board of Directors of Amazon for the Annual Meeting of Shareholders to be held at 9:00 a.m., Pacific Time, on Wednesday, May 20, 2026, and any adjournment or postponement thereof. We will conduct a virtual online Annual Meeting this year, so our shareholders can participate from any geographic location with Internet connectivity. We believe this enhances accessibility to our Annual Meeting for all of our shareholders and reduces the carbon footprint of our activities. Shareholders may participate in the Annual Meeting at www.virtualshareholdermeeting.com/AMZN2026 and may submit questions during or in advance of the Annual Meeting. Our principal offices are located at 410 Terry Avenue North, Seattle, Washington 98109. This Proxy Statement is first being made available to our shareholders on or about April 9, 2026.
Outstanding Securities and Quorum
Only holders of record of our common stock, par value $0.01 per share, at the close of business on March 26, 2026, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 10,754,251,799 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each other item to be voted on at the Annual Meeting. A majority of the outstanding shares of common stock entitled to vote, present or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker nonvotes will be included in determining the presence of a quorum for the Annual Meeting.
Internet Availability of Proxy Materials
We are furnishing proxy materials to some of our shareholders via the Internet by mailing a Notice of Internet Availability of Proxy Materials, instead of mailing or e-mailing copies of those materials. The Notice of Internet Availability of Proxy Materials directs shareholders to a website where they can access our proxy materials, including our proxy statement and our annual report, and view instructions on how to vote via the Internet, mobile device, or by telephone. If you received a Notice of Internet Availability of Proxy Materials and would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials via e-mail, you will continue to receive access to those materials electronically unless you elect otherwise. We encourage you to register to receive all future shareholder communications electronically, instead of in print. This means that access to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail.
Proxy Voting
Shares that are properly voted via the Internet, mobile device, or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of the nominees to the Board named herein; “FOR” the ratification of the appointment of our independent auditors; “FOR” approval, on an advisory basis, of our executive compensation as described in this Proxy Statement; and “AGAINST” each of the shareholder proposals presented at the Annual Meeting. It is not expected that any additional matters will be brought before the Annual Meeting, except as discussed below under “Other Matters.” If any other matters are properly brought before the Annual Meeting, the persons named as proxies in the proxy card or their substitutes will vote in their discretion on such matters as they determine appropriate.

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ANNUAL MEETING INFORMATION
Voting via the Internet, mobile device, or by telephone helps save money by reducing postage and proxy tabulation costs. To vote by any of these methods, read this Proxy Statement, have your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form in hand, and follow the instructions below for your preferred method of voting. Each of these voting methods is available 24 hours per day, seven days per week.
We encourage you to cast your vote by one of the following methods:

VOTE BY INTERNET Shares Held of Record: http://www.proxyvote.com	VOTE BY QR CODE Shares Held of Record: See Proxy Card	VOTE BY TELEPHONE Shares Held of Record: 800-690-6903
Shares Held in Street Name: See Notice of Internet Availability or Voting Instruction Form	Shares Held in Street Name: See Notice of Internet Availability or Voting Instruction Form	Shares Held in Street Name: See Voting Instruction Form
The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a shareholder on the records of Computershare, our stock transfer agent, you may vote by proxy, meaning you authorize individuals named in the proxy card to vote your shares. You may provide this authorization by voting via the Internet, mobile device, by telephone, or (if you have received paper copies of our proxy materials) by returning a proxy card. You also may participate in and vote during the Annual Meeting. If you own common stock of record and you do not vote by proxy or at the Annual Meeting, your shares will not be voted.
If you own shares in street name, meaning that your shares are held by a bank, brokerage firm, or other nominee, you may instruct that institution on how to vote your shares. You may provide these instructions by voting via the Internet, mobile device, by telephone, or (if you have received paper copies of proxy materials through your bank, brokerage firm, or other nominee) by returning a voting instruction form received from that institution. You also may participate in and vote during the Annual Meeting. If you own common stock in street name and do not either provide voting instructions or vote during the Annual Meeting, the institution that holds your shares is permitted but not required to vote your shares on your behalf with respect to the ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2026, but cannot vote your shares on any other matters being considered at the meeting.
Other Matters
As of the date of this Proxy Statement there are no other matters that we intend to present at the Annual Meeting. However, we have been notified that a shareholder intends to present a non-binding proposal at the Annual Meeting requesting that the Company establish and maintain a worker-oriented advisory council to oversee AI deployment in workforce management and other systems. If this proposal is properly presented at the Annual Meeting, the persons named as proxies in the accompanying form of proxy or their substitutes intend to exercise their discretionary authority under Rule 14a-4(c) under the Securities Exchange Act of 1934 to vote against the proposal.
If any other matters are properly brought before the Annual Meeting, the accompanying proxy grants the persons named as proxies or their substitutes discretion to vote on such matters as they determine appropriate.

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ANNUAL MEETING INFORMATION
Voting Standard
Item(s)	Voting Standard to Approve	Treatment of Abstentions	Treatment of Broker Non-Votes(1)
Item 1—Election of Directors	The number of votes cast for such nominee’s election must exceed the votes cast against such nominee’s election(2)	No effect on the outcome	No effect on the outcome
Item 2—Ratification of the Appointment of Ernst & Young LLP as Independent Auditors	Affirmative vote of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote on the matter	Counted as present and entitled to vote but not counted as affirmative vote in support	No effect on the outcome
Item 3—Advisory Vote to Approve Executive Compensation
Items 4-7—Shareholder Proposals

(1)
Broker nonvotes occur when a person holding shares in street name, such as through a brokerage firm, does not provide instructions as to how to vote those shares and the broker then does not vote those shares on the shareholder’s behalf as to some (but less than all) items.

(2)
If the votes cast for any nominee do not exceed the votes cast against the nominee, the Board will consider whether to accept or reject such director’s resignation, which is tendered to the Board pursuant to the Board of Directors Guidelines on Significant Corporate Governance Issues.

Revocation
If you own common stock of record, you may revoke your proxy or change your voting instructions at any time before your shares are voted at the Annual Meeting by delivering to the Secretary of Amazon.com, Inc. a written notice of revocation or a duly executed proxy (via the Internet, mobile device, or telephone or by returning a proxy card) bearing a later date or by participating in and voting during the Annual Meeting. A shareholder owning common stock in street name may revoke or change voting instructions by contacting the bank, brokerage firm, or other nominee holding the shares or by participating in and voting during the Annual Meeting.
Participating in the Annual Meeting
Virtual Meeting
This year’s Annual Meeting will be accessible through the Internet. We are conducting a virtual online Annual Meeting so our shareholders can participate from any geographic location with Internet connectivity. We believe this enhances accessibility to our Annual Meeting for all of our shareholders and reduces the carbon footprint of our activities. We have worked to offer the same rights and opportunities to participate as were provided at the in-person portion of our past meetings, while providing an online experience available to all shareholders regardless of their location.

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ANNUAL MEETING INFORMATION
Participation
You are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on March 26, 2026, the record date, or hold a valid proxy for the meeting. To participate in the Annual Meeting, including to vote, shareholders of record must access the meeting website at www.virtualshareholdermeeting.com/AMZN2026 and enter the 16-digit control number found on the Notice of Internet Availability of Proxy Materials or on the proxy card provided to you with this Proxy Statement, or that is set forth within the body of the email sent to you with the link to this Proxy Statement. If your shares are held in street name and your Notice of Internet Availability of Proxy Materials or voting instruction form indicates that you may vote those shares through the www.proxyvote.com website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit control number indicated on that Notice of Internet Availability of Proxy Materials or voting instruction form. Otherwise, shareholders who hold their shares in street name should contact their bank, broker, or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote at the Annual Meeting.
Regardless of whether you plan to participate in the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, we encourage you to vote in advance of the Annual Meeting.
Shareholders are able to submit questions for the Annual Meeting’s question and answer session during the meeting through www.virtualshareholdermeeting.com/AMZN2026. Shareholders who have been provided or obtained a 16-digit control number may submit a question in advance of the meeting at www.proxyvote.com after logging in with that control number. Each shareholder will be limited to one question. We will post a replay of the Annual Meeting on our investor relations website, which will be available following the meeting and will include the question and answer session. Additional information regarding the rules and procedures for participating in the Annual Meeting (including any adjournment thereof) will be set forth in our meeting rules of conduct, which shareholders can view during the meeting at the meeting website or during the ten days prior to the meeting at www.proxyvote.com.
We encourage you to access the Annual Meeting before it begins. Online check-in will be available at www.virtualshareholdermeeting.com/AMZN2026 approximately 15 minutes before the meeting starts on May 20, 2026. If you have difficulty accessing the meeting, please call 844-976-0738 (toll free) or 303-562-9301 (international). We will have technicians available to assist you.

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OTHER INFORMATION
Pay Ratio Disclosure
The 2025 annual total compensation of our median compensated employee (identified from all full- and part-time permanent and temporary employees worldwide, excluding our CEO) was $40,206; Mr. Jassy’s 2025 annual total compensation as reported under SEC rules was $2,069,861, resulting in a ratio of those amounts of 1-to-51.
For 2025, the median annual total compensation for all U.S. full-time Amazon employees was $53,211, up from $47,990 as reported for 2024, reflecting average pay for U.S. fulfillment and transportation employees of more than $23 per hour, more than triple the federal minimum wage. In addition, our average total compensation for those roles is more than $30 per hour when the value of elected benefits is included. Benefits include health care starting on the first day of employment for regular full-time employees; Career Choice, which pre-pays 100% of tuition at more than 475 education partners; a 401(k) plan with a Company match; flexible time-off options that increase with tenure; paid parental leave and family support programs; and an employee assistance program, offering mental health short-term counseling, referrals, and work-life support. For purposes of identifying the median compensated employee, we took into account salary, bonus, and grant date fair value of restricted stock units granted during the year for all our employees as of October 1, 2025. We also annualized compensation for employees who did not work the entire year, except for employees designated as seasonal or temporary.
Certain Relationships and Related Person Transactions
Jeff Bezos, our founder and Executive Chair, owns Blue Origin, an aerospace manufacturer and spaceflight services company, and entities that publish The Washington Post, and we do business in the ordinary course with each company. In 2025, Amazon sold approximately $12.5 million of consumer goods to Blue Origin under a line of credit. In 2025, Amazon purchased approximately $840,000 of advertising from, and paid approximately $1.9 million related to digital content and approximately $800,000 for data licensing to, The Washington Post entities, all on terms negotiated on an arms-length basis.
As previously disclosed, in 2022, Amazon announced agreements with Blue Origin and a third party pursuant to which it expected to pay approximately $7.4 billion for satellite launch and related services through 2028, of which approximately $2.7 billion was expected to be paid to Blue Origin. The actual amounts paid to Blue Origin and the third party may be higher or lower based on various factors. Since the beginning of the last fiscal year, Amazon paid approximately $2.2 billion under the agreements, of which approximately $1.8 billion is estimated to have been paid to Blue Origin.
Katherine Olsavsky Clinton, an employee of Amazon, is the daughter of Brian Olsavsky, Senior Vice President and Chief Financial Officer of the Company. In 2025, Ms. Clinton earned $30,769 in salary and $19,038 in bonus. She was also granted a restricted stock unit award with respect to 1,275 shares, vesting over 3.9 years. Her compensation is consistent with the total compensation provided to other employees of the same level with similar responsibilities.
Connor Clinton, an employee of Amazon, is the son-in-law of Mr. Olsavsky. In 2025, Mr. Clinton earned $161,946 in salary and $1,250 in bonus. He was also granted a restricted stock unit award with respect to 554 shares, vesting over 2.9 years. His compensation is consistent with the total compensation provided to other employees of the same level with similar responsibilities.
We may, from time to time, participate in additional arms’ length transactions with entities affiliated with our Related Persons in the ordinary course of business. The Audit Committee reviews and, as appropriate, approves and ratifies “related person” transactions, defined as any transaction, arrangement, or relationship (including any indebtedness or guarantee of indebtedness), or any series of similar transactions, arrangements, or relationships, in which (a) the aggregate amount involved will or may be expected to exceed $120,000, (b) Amazon is a participant, and (c) any Related Person has or will have a direct or indirect material interest (other than solely as a result of being a director or trustee (or any similar position) or a less than 10 percent beneficial owner of another entity). A “Related Person” is any (a) person who is an executive officer,

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OTHER INFORMATION
director, or nominee for election as a director of Amazon, (b) greater than 5 percent beneficial owner of our outstanding common stock, or (c) Immediate Family Member of any of the foregoing. An “Immediate Family Member” is any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing the household of a person. We do not have written policies or procedures for related person transactions but rely on the Audit Committee’s exercise of business judgment, consistent with Delaware law, in reviewing such transactions.
Expenses of Solicitation
The accompanying proxy is solicited by and on behalf of the Board of Directors, and the cost of such solicitation will be borne by Amazon. Georgeson Inc. may solicit proxies by personal interview, mail, telephone, and electronic communications. We will pay Georgeson Inc. $30,000 plus variable amounts for additional proxy solicitation services. We will also supply proxy materials to brokers and other nominees to solicit proxies from beneficial owners, and we will reimburse them for their expenses in forwarding solicitation materials. Solicitations also may be made by personal interview, mail, telephone, and electronic communications by directors, officers, and other Amazon employees without additional compensation.
Proposals of Shareholders
Proposals for Inclusion in Our Proxy Statement
To be considered for inclusion in the proxy statement and proxy card for the 2027 Annual Meeting of Shareholders, proposals of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and shareholder director nominations pursuant to the proxy access provisions of the Bylaws must be submitted in writing to the Secretary of Amazon.com, Inc., at corporate-secretary@amazon.com or at the address of our principal offices (see page 1 of this Proxy Statement), and must be received no later than 6:00 p.m., Pacific Time, on Thursday, December 10, 2026 and, in the case of a proxy access nomination, no earlier than Tuesday, November 10, 2026. The submission of a shareholder proposal or proxy access nomination does not guarantee that it will be included in our proxy statement.
Other Proposals
Our Bylaws include separate advance notice provisions applicable to shareholders desiring to bring nominations for directors before an annual shareholders meeting other than pursuant to the Bylaws’ proxy access provisions or to bring proposals before an annual shareholders meeting other than pursuant to Rule 14a-8. These advance notice provisions require that, among other things, shareholders give timely written notice to the Secretary of Amazon.com, Inc. regarding such nominations or proposals and provide the information and satisfy the other requirements set forth in the Bylaws.
To be timely, a shareholder who intends to present nominations or a proposal at the 2027 Annual Meeting of Shareholders other than pursuant to the Bylaws’ proxy access provisions or Rule 14a-8 must submit a written notice containing the information set forth in the Bylaws (including information required under Rule 14a-19) and that written notice must be received by the Secretary of Amazon.com, Inc. no earlier than Wednesday, January 20, 2027 and no later than the close of business on Friday, February 19, 2027. However, if we hold the 2027 Annual Meeting of Shareholders more than 30 days before, or more than 60 days after, the anniversary of the 2026 Annual Meeting date, then the information must be received no earlier than the 120th day prior to the 2027 Annual Meeting date, and not later than (i) the 90th day prior to the 2027 Annual Meeting date or (ii) the tenth day after public disclosure of the 2027 Annual Meeting date, whichever is later.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

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OTHER INFORMATION
Householding; Availability of Annual Report on Form 10-K and Proxy Statement
Householding
A copy of our combined Annual Report to Shareholders and Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”) accompanies this Proxy Statement. If you and others who share your mailing address own common stock in street name, meaning through a bank, brokerage firm, or other nominee, you may have received a notice that your household will receive only one annual report and proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, from each company whose stock is held in such accounts. This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it, and a single copy of this Proxy Statement and the 2025 Annual Report (and/or a single copy of our Notice of Internet Availability of Proxy Materials) has been sent to your address. Each street name shareholder receiving this Proxy Statement by mail will continue to receive a separate voting instruction form.
If you would like to revoke your consent to householding and in the future receive your own set of proxy materials (or your own Notice of Internet Availability of Proxy Materials, as applicable), or if your household is currently receiving multiple copies of the same items and you would like in the future to receive only a single copy at your address, please contact Householding Department by mail at 51 Mercedes Way, Edgewood, New York 11717, or by calling 1-866-540-7095, and indicate your name, the name of each of your brokerage firms or banks where your shares are held, and your account numbers. The revocation of a consent to householding will be effective 30 days following its receipt. You will also have an opportunity to opt in or opt out of householding by contacting your bank or broker.
Availability of Annual Report on Form 10-K and Proxy Statement
If you would like an additional copy of the 2025 Annual Report, this Proxy Statement, or the Notice of Internet Availability of Proxy Materials, these documents are available in digital form for download or review by visiting “Annual Reports, Proxies and Shareholder Letters” at www.amazon.com/ir. Alternatively, we will promptly send a copy of these documents to you without charge upon request by mail to Investor Relations, Amazon.com, Inc., P.O. Box 81226, Seattle, Washington 98108-1226, or by calling 1-800-426-6825. Please note, however, that if you did not receive a printed copy of our proxy materials and you wish to receive a paper proxy card or voting instruction form or other proxy materials for the purposes of the Annual Meeting, you should follow the instructions included in your Notice of Internet Availability of Proxy Materials.
If you own shares in street name, you can also register to receive all future shareholder communications electronically, instead of in print. This means that links to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail. Holders in street name can register for electronic delivery at http://www.icsdelivery.com/amzn. Electronic delivery of shareholder communications helps save Amazon money by reducing printing and postage costs.

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amazon □Signature [PLEASE SIGN WITHIN BOX] DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:Signature (Joint Owners) DateV83843-P46056! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !AMAZON.COM, INC.C/O PROXY SERVICESP.O. BOX 9142FARMINGDALE, NY 11735AMAZON.COM, INC. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.1. ELECTION OF DIRECTORS Nominees:2. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS3. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATIONCompany Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3.For Against Abstain For Against Abstain5. SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON IMPACT OF DATA CENTERS ON CLIMATE COMMITMENTS6. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON IMPACT OF CLIMATE COMMITMENTS7. SHAREHOLDER PROPOSAL REQUESTING A MANDATORY INDEPENDENT BOARD CHAIR POLICYNOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.4. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CHARITABLE PARTNERSHIPSShareholder Proposals — The Board of Directors recommends a vote
AGAINST Proposals 4 through 7.1a. Jeffrey P. Bezos1b. Andrew R. Jassy1c. Edith W. Cooper1d. Jamie S. Gorelick1e. Daniel P. Huttenlocher1f. Andrew Y. Ng1g. Indra K. Nooyi1h. Jonathan J. Rubinstein1i. Brad D. Smith1j. Patricia Q. Stonesifer1k. Wendell P. WeeksSCAN TO VIEW MATERIALS & VOTE wVOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on May 19, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/AMZN2026You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on May 19, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign, and date your proxy card and return it in the postage-paid envelope we have providedor return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V83844-P46056 Annual Meeting of Shareholders –– May 20, 2026THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANYThe undersigned shareholder of Amazon.com, Inc., a Delaware corporation (the "Company"), hereby appoints Andrew R. Jassy, David A. Zapolsky, and Susan K. Jong, or any one of them, with full power of substitution in each, as proxies to cast all votes that the undersigned is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held at 9:00 a.m., Pacific Time, on May 20, 2026 at www.virtualshareholdermeeting.com/AMZN2026, or any adjournment or postponement thereof, with authority to vote upon the proposals identified on the reverse side of this Proxy Card and in their discretion upon such other matters as may be properly presented at the meeting.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER AND IN ACCORDANCE WITH THE DIRECTION OF THE PROXIES AS TO ANY OTHER MATTERS THAT ARE PROPERLY PRESENTED. IF DIRECTION IS NOT GIVEN, THIS PROXY WILL BE VOTED AS THE
BOARD OF DIRECTORS RECOMMENDS.(Continued and to be marked, signed, and dated on the other side)

AMAZON.COM, INC.C/O PROXY SERVICESP.O. BOX 9142FARMINGDALE, NY 11735! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !1. ELECTION OF DIRECTORS Nominees:2. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS3. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATIONCompany Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3.For Against Abstain For Against Abstain5. SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON IMPACT OF DATA CENTERS ON CLIMATE COMMITMENTS6. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON IMPACT OF CLIMATE COMMITMENTS7. SHAREHOLDER PROPOSAL REQUESTING A MANDATORY INDEPENDENT BOARD CHAIR POLICYNOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.4. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CHARITABLE PARTNERSHIPSShareholder Proposals — The Board of Directors recommends a vote AGAINST Proposals 4 through 7.1a. Jeffrey P. Bezos1b. Andrew R. Jassy1c. Edith W. Cooper1d. Jamie S. Gorelick1e. Daniel P. Huttenlocher1f. Andrew Y. Ng1g. Indra K. Nooyi1h. Jonathan J. Rubinstein1i. Brad D. Smith1j. Patricia Q. Stonesifer1k. Wendell P.
WeeksSCAN TO VIEW MATERIALS & VOTE wVOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on May 17, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on May 17, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.You may attend the meeting via the Internet. Go to www.virtualshareholdermeeting.com/AMZN2026.Signature [PLEASE SIGN WITHIN BOX] DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:Signature (Joint Owners) DateV83845-Z92053AMAZON.COM, INC. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V83846-Z92053Annual Meeting of Shareholders –– May 20, 2026THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANYThe undersigned participant in the Amazon 401(k) Plan hereby directs Fidelity Management Trust Company, the trustee of the Amazon 401(k) Plan, to vote the shares of common stock of the Company that are allocated to the participant's 401(k) Plan account as indicated on the reverse side of this Proxy Card, and understands that if not so indicated, those shares will be voted by the trustee in accordance with the Amazon 401(k) Plan document and the related trust agreement (generally in the same proportion as the shares for which the trustee received timely voting instructions).(Continued and to be marked, signed, and dated on the other side)

April 9, 2026
Re:
Important Notice Regarding the Availability of Proxy Materials for the
Amazon.com, Inc. Shareholder Meeting to be Held on May 20, 2026

Dear 401(k) Plan Participant:
Enclosed are the 2025 Annual Report for Amazon.com, Inc. (the “Company”) and a Proxy Statement and proxy card for the Company’s 2026 Annual Meeting of Shareholders. You can view the Annual Report and Proxy Statement on the Internet at http://www.proxyvote.com.
The Amazon 401(k) Plan allows each plan participant to direct the voting of the shares of common stock of the Company that are allocated to the participant’s 401(k) plan account. By following the instructions for Internet, mobile device, or telephone voting on the enclosed proxy card, or by marking, signing, and mailing the proxy card in the envelope provided, you may instruct Fidelity Management Trust Company, the trustee of the Amazon 401(k) Plan, how to vote the shares of the common stock of the Company allocated to your 401(k) plan account on the matters presented at the Company’s 2026 Annual Meeting. The trustee will vote as you have directed. All shares for which voting instructions are not timely received will be voted by the trustee on each matter in the same proportion as the shares for which the trustee received timely voting instructions, except in the case where to do so would be inconsistent with applicable law. Your vote will be kept confidential except to the extent set forth in the trust agreement or as necessary to comply with applicable law.
Votes will be tabulated by Broadridge Financial Solutions, Inc. To be timely, your voting instructions must be received by Broadridge no later than 11:59 p.m., Eastern Time, on May 17, 2026.
VOTING VIA THE INTERNET, MOBILE DEVICE, OR BY TELEPHONE IS FAST AND
CONVENIENT, AND YOUR VOTE IS IMMEDIATELY CONFIRMED AND TABULATED.
USING THE INTERNET, MOBILE DEVICE, OR TELEPHONE HELPS SAVE YOUR
COMPANY MONEY BY REDUCING POSTAGE AND PROXY TABULATION COSTS.